UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐    Preliminary Proxy Statement

☐    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒     Definitive Proxy Statement

☐    Definitive Additional Materials

☐    Soliciting Material Pursuant to §240.14a-12

MEDLEY MANAGEMENT INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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1

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

OF

MEDLEY MANAGEMENT INC.

TO BE HELD THURSDAY, OCTOBER 22, 2020

Dear Stockholders:

NOTICE IS HEREBY GIVEN that the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of Medley Management Inc. (the “Company”) will be held on Thursday, October 22, 2020, at 11:00 a.m. Eastern Time. Due to the public health impact of the COVID-19 outbreak and to support the health and well-being of our stockholders and other meeting participants, the Annual Meeting will be held in a virtual meeting format setting only. You can participate in the Annual Meeting, vote, and submit questions via live webcast by visiting http://www.viewproxy.com/mdly/2020am/VM. The purposes of the Annual Meeting are to:

1.	Elect the director nominees listed in the Proxy Statement;

2.	Ratify the appointment of RSM US LLP as our independent registered public accounting firm for fiscal year 2020;

3.
Grant discretionary authority to the board of directors of the Company (the “Board”) to amend the Company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split of the Company's common stock within the range of 1-5 to 1-10 to be determined by the Board and with the reverse stock split to be effective at such time and date, if at all, as determined by the Board, but not later than December 26, 2020;

4.
Approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation to decrease the number of authorized shares of all classes of the Company’s common stock and preferred stock as described in the Proxy Statement;

5.	Approval on an advisory (non-binding) basis, of the compensation of the Company’s named executive officers as described in the Proxy Statement;

6.	Approval of an amendment to our 2014 Omnibus Incentive Plan to increase the number of the awards available for issuance thereunder by 10,000,000 to 19,000,000;

7.	Voting on an advisory (non-binding) basis on the frequency of future advisory votes on executive compensation; and

8.	Consider and act upon other matters which may properly come before the meeting or any adjournment(s) or postponement(s) thereof.

Only stockholders of record at the close of business on September 17, 2020, or their duly appointed proxies, are entitled to receive notice of, to participate, and to vote at the Annual Meeting. In order to participate in the Annual Meeting via live webcast, stockholders must register in advance at http://www.viewproxy.com/mdly/2020am/VM by 11:59 P.M., Eastern Time on October 21, 2020. If you are a registered holder, you must register using the Control Number included on your proxy card. If you hold your shares beneficially through a bank or broker, you must provide proof of stock ownership during registration. If you hold your shares beneficially through a bank or broker and would like to vote at the Annual Meeting, you must provide a legal proxy from your bank or broker during registration and you will be assigned a Control Number in order to vote your shares during the Annual Meeting. If you are unable to obtain a legal proxy to vote your shares, you will still be able to participate in the Annual Meeting live via the Internet (but will not be able to vote your shares) so long as you demonstrate proof of stock ownership. Instructions on how to connect and participate via live webcast, including how to demonstrate proof of stock ownership, are posted at http:/www.viewproxy.com/mdly/2020am.

Your vote is important to us. Whether you own a few shares or many, and whether or not you plan to participate in the Annual Meeting, it is important that your shares be represented and voted at the meeting. You may vote your shares by proxy on the Internet, by telephone or by completing, signing and promptly returning a proxy card or through the Internet as described on the enclosed proxy card. Voting online, by telephone or by returning your proxy card does not deprive you of your right to participate in the Annual Meeting. If you do participate in the Annual Meeting and wish to vote your shares at the Annual Meeting, you may revoke your proxy at or prior to the Annual Meeting.

Thank you for your continued support of Medley Management Inc.

By Order of the Board of Directors,

/s/ Nathan Bryce
Nathan Bryce
General Counsel and Secretary

New York, New York

September 21, 2020

This Notice of Annual Meeting and Proxy Statement are first being mailed on or about September 21, 2020.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on October 22, 2020: This Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2019 are available free of charge on the Investor Relations section of our website (www.mdly.com), a site that does not have “cookies” that identify visitors to the site.

WE URGE YOU TO SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO PARTICIPATE IN THE ANNUAL MEETING. THIS IS AN IMPORTANT MEETING. TO ENSURE PROPER REPRESENTATION AT THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED SELF-ADDRESSED ENVELOPE OR VOTE BY TELEPHONE OR THROUGH THE INTERNET. EVEN IF YOU VOTE YOUR SHARES PRIOR TO THE ANNUAL MEETING, YOU STILL MAY PARTICIPATE IN THE ANNUAL MEETING BY VISITING HTTP://VIEWPROXY.COM/MDLY/2020AM/VM AND VOTE YOUR SHARES AT THE TIME OF THE ANNUAL MEETING IF YOU WISH TO CHANGE YOUR VOTE. IN ORDER TO PARTICIPATE IN THE ANNUAL MEETING VIA LIVE WEBCAST, STOCKHOLDERS MUST REGISTER IN ADVANCE AT HTTP://WWW.VIEWPROXY.COM/MDLY/2020AM/VM BY 11:59 P.M., EASTERN TIME ON OCTOBER 21, 2020.

If you have questions about the Annual Meeting or other information related to the proxy solicitation, you may contact Alliance Advisors, LLC, the Company’s proxy solicitor, at the address and telephone number listed below.

Alliance Advisors, LLC
200 Broadacres Drive, 3rd Floor
Bloomfield, New Jersey 07003
800-574-6393

4

5

MEDLEY MANAGEMENT INC.

280 Park Avenue, 6th Floor East

New York, New York 10017

212-759-0777

PROXY STATEMENT

Annual Meeting of Stockholders

To Be Held on October 22, 2020

GENERAL INFORMATION

This Proxy Statement contains information related to the Annual Meeting of Stockholders of Medley Management Inc. (the "Company") to be held on October 22, 2020 at 11:00 a.m. Eastern Time (the “Annual Meeting” ). You can participate in the Annual Meeting, vote, and submit questions via live webcast by visiting http://www.viewproxy.com/mdly/2020am/VM. In order to participate in the Annual Meeting via live webcast, stockholders must register in advance at http://www.viewproxy.com/mdly/2020am by 11:59 P.M., Eastern Time on October 21, 2020. You will be able to vote by following the instructions on the enclosed proxy card or voting instruction form. The proxy materials relating to the Annual Meeting are being mailed to stockholders entitled to receive notice of and to vote at the meeting on or about September 21, 2020. Except where the context requires otherwise, references to the “Company,” “Medley,” “we,” “us” and “our” refer to Medley Management Inc.

If you give no instructions on the proxy card, based upon the recommendation of the Board of Directors (the “Board” or “Board of Directors”) of Medley Management Inc., the shares covered by the proxy card will be voted “FOR” the election of each of the director nominees, “FOR” the ratification of the appointment of RSM US LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020, “FOR” the approval of an amendment to our Amended and Restated Certificate of Incorporation (the “Proposed Reverse Stock Split Amendment”) to effect a reverse stock split across all classes of the Company’s common stock within the range of 1-5 to 1-10 to be determined by the Board (the “Reverse Stock Split”); FOR the approval of an amendment to our Amended and Restated Certificate of Incorporation to reduce the number of authorized shares of all classes of the Company’s common and preferred stock, as described in the Company’s proxy statement for the Annual Meeting (the “Proposed Authorized Share Reduction Amendment”); FOR the approval, on an advisory (non-binding) basis, of the compensation of the our named executive officers as disclosed in the Company’s proxy statement for the Annual Meeting; FOR the approval of the amendment to our 2014 Omnibus Incentive Plan to increase the number of awards available for issuance thereunder by 10,000,000 to 19,000,000; and the approval, on an advisory (non-binding) basis, of a frequency of EVERY YEAR for future advisory votes on executive compensation.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on October 22, 2020: This Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2019 are available free of charge on the Investor Relations section of our website (www.mdly.com), a site that does not have “cookies” that identify visitors to the site.

Why am I being provided with these materials?

We are providing you with these proxy materials in connection with the solicitation by the Board of Directors of Medley of proxies to be voted at our Annual Meeting to be held on October 22, 2020, and at any adjournment(s) or postponement(s) thereof. Directors, officers and other Company employees also may solicit proxies by telephone or otherwise. Brokers and other nominees will be requested to solicit proxies or authorizations from beneficial owners and will be reimbursed for their reasonable expenses. We have also retained Alliance Advisors LLC to assist in the solicitation of proxies for the Annual Meeting, as described below. You are invited to participate in the Annual Meeting and to vote your shares at the Annual Meeting. You may also vote your shares by Internet, telephone or mail.

What am I voting on?

The following proposals are scheduled to be voted on at the Annual Meeting:

•	Proposal No. 1: Election of the director nominees listed in this Proxy Statement;

•	Proposal No. 2: Ratification of the appointment of RSM US LLP as our independent registered public accounting firm for fiscal year 2020;

•	Proposal No. 3: Approval of the Proposed Reverse Stock Split Amendment;

•	Proposal No. 4: Approval of the Proposed Authorized Share Reduction Amendment;

•	Proposal No. 5: Advisory (non-binding) approval of our executive compensation;

•	Proposal No. 6: Approval of an amendment to our 2014 Omnibus Incentive Plan (the "Incentive Plan") to increase the number of awards available for issuance thereunder by 10,000,000 to 19,000,000;

•	Proposal No. 7: Advisory (non-binding) vote on the frequency of future advisory votes on executive compensation; and

•	To transact such other business as may properly come before the Annual Meeting.

Who is entitled to vote?

Holders of our Class A common stock and holders of our Class B common stock at the close of business on September 17, 2020 (the “Record Date”) may vote at the Annual Meeting or any adjournment(s) or postponement(s) thereof.

How many votes do I have?

If you are a holder of our Class A common stock, you are entitled to one vote at our Annual Meeting for each share of our Class A common stock that you held as of the close of business on the Record Date. If you are a holder of our Class B common stock, you are entitled to a number of votes at our Annual Meeting that is equal to 10 times the number of units in Medley LLC (“LLC Units”) held by you as of the close of business on the Record Date, regardless of the number of shares of our Class B common stock held by you. All matters on the agenda for our Annual Meeting will be voted on by the holders of our Class A common stock and our Class B common stock voting together as a single class.

As of the Record Date, there were 6,434,364 shares of our Class A common stock outstanding that will carry an aggregate of 6,434,364 votes and 100 shares of our Class B common stock outstanding that will carry an aggregate of 264,445,553 votes (i.e., a number of votes that is equal to 10 times the number of outstanding LLC Units, not including the 6,434,364 LLC Units held by Medley). As of the Record Date, Medley Group LLC, an entity wholly owned by our pre-IPO owners, held all 100 issued and outstanding shares of our Class B common stock.

For so long as our pre-IPO owners and then-current Medley personnel hold at least 10% of the aggregate number of shares of our Class A common stock and LLC Units (excluding those LLC Units held by Medley) then outstanding, referred to as the “Substantial Ownership Requirement,” our Class B common stock will entitle Medley Group LLC, without regard to the number of shares of our Class B common stock held by it, to a number of votes that is equal to 10 times the aggregate number of LLC Units held by all non-managing members of Medley LLC that do not themselves hold shares of our Class B common stock and entitle each other holder of our Class B common stock, without regard to the number of shares of our Class B common stock held by such other holder, to a number of votes that is equal to 10 times the number of LLC Units held by such holder. For purposes of calculating the Substantial Ownership Requirement, (1) shares of our Class A common stock deliverable to our pre-IPO owners and then-current Medley personnel pursuant to outstanding equity awards will be deemed then outstanding and (2) shares of our Class A common stock and LLC Units held by any estate, trust, partnership or limited liability company or other similar entity of which any pre-IPO owner or then-current Medley personnel, or any immediate family member thereof, is a trustee, partner, member or similar party will be considered held by such pre-IPO owner or other then-current Medley personnel. From and after the time that the Substantial Ownership Requirement is no longer satisfied, our Class B common stock will entitle Medley Group LLC, without regard to the number of shares of our Class B common stock held by it, to a number of votes that is equal to the aggregate number of LLC Units held by all non-managing members of Medley LLC that do not themselves hold shares of our Class B common stock and entitle each other holder of our Class B common stock, without regard to the number of shares of our Class B common stock held by such other holder, to a number of votes that is equal to the number of LLC Units held by such holder.

What is a “broker non-vote”?

A broker non-vote occurs when shares held by a broker are not voted with respect to a proposal because (1) the broker has not received voting instructions from the stockholder who beneficially owns the shares and (2) the broker lacks the authority to vote the shares at his/her discretion. Under current New York Stock Exchange (“NYSE”) rules that govern broker non-votes, Proposal No. 1, Proposal No. 4, Proposal No. 5, Proposal No. 6 and Proposal No. 7 are considered a non-discretionary matter, and a broker will lack the authority to vote uninstructed shares at his/her discretion on these proposals. Proposal No. 2 and Proposal No. 3 are considered discretionary matters, and a broker will be permitted to exercise his/her discretion to vote uninstructed shares on such proposals. If for any reason the NYSE deems Proposal No. 2 or Proposal No. 3 to be non-discretionary, your broker will be given the authority to vote uninstructed shares at his/her discretion on such proposals.

How many votes are required to approve each proposal?

A quorum of stockholders must be established at the Annual Meeting in order to transact business at the Annual Meeting. In accordance with the General Corporation Law of the State of Delaware and pursuant to our By-Laws and Certificate of Incorporation, the presence in person or by proxy of the holders of a majority in voting power of the stock issued and outstanding and entitled to vote at the Annual Meeting constitutes a quorum. Abstentions and broker non-votes will be counted in determining whether a quorum is present. In the absence of a quorum, the chairman of the Annual Meeting or, by a majority in voting power thereof, the stockholders present may adjourn the Annual Meeting. With respect to the election of the director nominees (Proposal No. 1), all elections of directors will be determined by a plurality of the votes cast. A plurality vote requirement means that the director nominees with the greatest number of votes cast, even if less than a majority, will be elected. There is no cumulative voting. If you vote “WITHHOLD AUTHORITY” with respect to a nominee, your shares will not be voted with respect to the person indicated. Abstentions and broker non-votes are not considered votes cast for purposes of the election of directors and, therefore, will have no effect on the outcome of such election.

With respect to the ratification of the independent registered public accounting firm for fiscal year 2020 (Proposal No. 2), approval of the proposal requires a majority of the votes cast at the Annual Meeting. Abstentions are not considered votes cast on this proposal and will have no effect on the vote for this proposal. Because brokers may have discretionary authority to vote for the ratification of the appointment of the Company’s independent registered public accounting firm in the event that they do not receive voting instructions from the beneficial owner of the shares, your broker may be permitted to vote your shares for this proposal.

With respect to the approval of the Proposed Reverse Stock Split Amendment (Proposal No. 3) and the Proposed Authorized Share Reduction Amendment (Proposal No. 4), under the Delaware General Corporation Law (the “DGCL”), the affirmative vote of a majority of the voting power of the outstanding shares of our common stock as of the Record Date is required to adopt and approve each amendment. Because adoption and approval of the Proposed Reverse Stock Split Amendment and the Proposed Authorized Share Reduction Amendment require a majority of voting power of the outstanding shares of our common stock, an abstention will have the same effect as voting “AGAINST” the proposals. Brokers, banks and other nominees may have discretionary authority to vote on the approval of the Proposed Reverse Stock Split Amendment and the Proposed Authorized Share Reduction Amendment and, therefore, no broker non-votes are anticipated with respect to these proposals, however, if for any reason the NYSE deems Proposal No. 3 and Proposal No 4 to be a non-discretionary matter, any resulting broker non-votes would have the same effect as voting “AGAINST” Proposal No. 3 and Proposal No. 4.

With respect to the approval of the amendment to our Incentive Plan to increase the number of awards available for issuance thereunder by 10,000,000 to 19,000,000 (Proposal No. 6), approval of the proposal requires a majority of the votes cast at the Annual Meeting. Abstentions are not considered votes cast on this proposal and will have no effect on the vote for this proposal.

With respect to the approval of the advisory “say-on-pay” and “say-on-frequency” proposals (Proposal No. 5 and Proposal No. 7), the affirmative vote of a majority of the votes cast at the Annual Meeting will be required for approval, on an advisory basis, of the Company’s executive compensation and on the frequency of future advisory votes on executive compensation. However, in the case of the say-on-pay frequency vote (Proposal No. 7), in the event that no option receives an affirmative vote of a majority of all of the votes cast at the Annual Meeting required for approval, on an advisory basis, we will consider the option that receives the highest number of votes cast to be the frequency recommendation selected by stockholders.

As of the Record Date, Medley Group LLC, an entity wholly-owned by our pre-IPO owners, held all of the issued and outstanding shares of our Class B common stock and has the right to 264,445,553 votes (representing 97.6% of the voting power) and have advised us that they intend to vote all such shares in favor of the director nominees listed herein, for the ratification of the appointment of RSM US LLP as our independent registered public accounting firm for fiscal year 2020 and for the approval of the Proposed Amendment to effect the Reverse Stock Split, the Authorized Share Reduction and the amendment to our Incentive Plan. As a result, we are assured a quorum at the Annual Meeting, the election of the director nominees listed herein, the ratification of the appointment of RSM US LLP as our independent registered public accounting firm for fiscal year 2020, the approval of the Proposed Reverse Stock Split Amendment, the approval of the Proposed Authorized Share Reduction Amendment, the approval on an advisory basis of the compensation of our named executive officers as described in the Proxy Statement, and the recommendation on an advisory basis of “every year” as the frequency of future advisory votes on the Company’s executive compensation.

If you just sign and submit your proxy card without giving specific voting instructions, your shares will be voted “FOR” each director nominee listed herein, “FOR” Proposal No. 2, “FOR” Proposal No. 3, “FOR” Proposal No. 4, “FOR” Proposal No. 5, “FOR” Proposal No. 6 and for a frequency of EVERY YEAR for Proposal No. 7, in each case as recommended by the Board of Directors and in accordance with the discretion of the holders of the proxy as to any other matters that may be voted on.

Who will count the vote?

Representatives of Alliance Advisors, LLC will tabulate the votes and act as inspectors of election.

How does the Board recommend that I vote?

The Board recommends that you vote your shares:

•	“FOR” each of the nominees to the Board set forth in this Proxy Statement;

•	“FOR” the ratification of the appointment of RSM US LLP as our independent registered public accounting firm for fiscal year 2020;

•	“FOR” the approval of the Proposed Reverse Stock Split Amendment;

•	“FOR” the approval of the Proposed Authorized Share Reduction Amendment.

•	“FOR” the advisory (non-binding) approval of our executive compensation.

•	“FOR” the approval of an amendment to our Incentive Plan to increase the number of awards available for issuance thereunder by 10,000,000 to 19,000,000; and

•	“FOR” the approval, on an advisory (non-binding) basis, of a frequency of EVERY YEAR for future advisory votes on executive compensation.

Additional Solicitation.

If there are not enough votes to approve any proposals at the Annual Meeting, the stockholders who are represented may adjourn the Annual Meeting to permit the further solicitation of proxies. The persons named as proxies will vote those proxies for such adjournment, unless the proxies are marked to be voted against any proposal for which an adjournment is sought, to permit the further solicitation of proxies. In addition, the chairman of the Annual Meeting will have the authority to adjourn the Annual Meeting from time-to-time without notice and without the vote or approval of the stockholders.

Also, a stockholder vote may be taken on one or more of the proposals in this Proxy Statement prior to any such adjournment if there are sufficient votes for approval of such proposal(s).

How do I vote my shares without participating in the Annual Meeting?

If you are a stockholder of record, you may vote by granting a proxy. Specifically, you may vote:

•
By Internet - If you have Internet access, you may submit your proxy by going to www.AALvote.com/MDLY and by following the instructions on how to complete an electronic proxy card. You will need the control number included on your proxy card in order to vote by Internet.

•
By Telephone - If you have access to a touch-tone telephone, you may submit your proxy by dialing 1-(866)-804-9616 and by following the recorded instructions. You will need the control number included on your proxy card in order to vote by telephone.

•
By Mail - You may vote by mail by completing, signing and dating the card where indicated and by mailing or otherwise returning the card in the envelope provided to you. You should sign your name exactly as it appears on the proxy card. If you are signing in a representative capacity (for example, as guardian, executor, trustee, custodian, attorney or officer of a corporation), indicate your name and title or capacity.

If you hold your shares through a bank, broker or other nominee (i.e., in “street name”), you may submit voting instructions to your broker, bank or other nominee. In most instances, you will be able to do this over the Internet, by telephone or by mail. Please refer to information from your bank, broker or other nominee on how to submit voting instructions.

Internet and telephone voting facilities will close at 11:59 p.m. Eastern Time on October 21, 2020.

Mailed proxy cards with respect to stockholders of record must be received no later than October 21, 2020.

How can I participate in and vote at the Annual Meeting?

We will be hosting the Annual Meeting on October 22, 2020, at 11:00 a.m. Eastern Time.

Only stockholders of record at the close of business on September 17, 2020, or their duly appointed proxies, are entitled to receive notice of, to participate in, and to vote at the Annual Meeting. In order to participate in the Annual Meeting via live webcast, stockholders must register in advance at http:/www.viewproxy.com/mdly/2020am by 11:59 P.M., Eastern Time on October 21, 2020. If you are a registered holder, you must register using the Control Number included on your proxy card. If you hold your shares beneficially through a bank or broker, you must provide proof of stock ownership during registration. If you hold your shares beneficially through a bank or broker and would like to vote at the Annual Meeting, you must provide a legal proxy from your bank or broker during registration and you will be assigned a Control Number in order to vote your shares during the Annual Meeting. If you are unable to obtain a legal proxy to vote your shares, you will still be able to participate in the Annual Meeting live via the Internet (but will not be able to vote your shares) so long as you demonstrate proof of stock ownership. Instructions on how to connect and participate via live webcast, including how to demonstrate proof of stock ownership, are posted at http:/www.viewproxy.com/mdly/2020am.

May I change my vote or revoke my proxy?

Yes. Whether you have voted by Internet, telephone or mail, if you are a stockholder of record, you may change your vote and revoke your proxy by:

•	sending a written statement to that effect to our Secretary, provided such statement is received no later than October 21, 2020;

•	voting again by Internet or telephone at a later time before the closing of those voting facilities at 11:59 p.m. Eastern Time on October 21, 2020;

•	submitting a properly signed proxy card with a later date that is received by our Secretary no later than October 21, 2020; or

•	participating in the Annual Meeting and voting your shares at the Annual Meeting.

If you hold shares in street name, you may submit new voting instructions by contacting your bank, broker or other nominee. You may also change your vote or revoke your proxy at the Annual Meeting by obtaining a signed proxy from the record holder (broker, bank or other nominee) giving you the right to vote the shares, participating in the Annual Meeting and voting again.

Could other matters be decided at the Annual Meeting?

At the date this Proxy Statement went to print, we did not know of any matters to be raised at the Annual Meeting other than those referred to in this Proxy Statement.

If other matters are properly presented at the Annual Meeting for consideration and you are a stockholder of record and have submitted a proxy card, the persons named in your proxy card will have the discretion to vote on those matters for you.

Who will pay for the cost of this proxy solicitation?

We will pay the cost of soliciting proxies. We have retained Alliance Advisors LLC to assist in the solicitation of proxies for the Annual Meeting for a fee of approximately $19,000, plus reimbursement of reasonable out-of-pocket expenses. Proxies may be solicited on our behalf by directors, officers or employees (for no additional compensation) in person or by telephone, electronic transmission and facsimile transmission. Brokers and other nominees will be requested to solicit proxies or authorizations from beneficial owners and will be reimbursed for their reasonable expenses.

PROPOSAL NO. 1 - ELECTION OF DIRECTORS

The Board of Directors has considered and nominated the following nominees to serve as directors until the next annual meeting of stockholders and until his successor is duly elected and qualified: Brook Taube, Seth Taube, John Hathaway Dyett, Guy T. Rounsaville, Jr. and James G. Eaton. Action will be taken at the Annual Meeting for the election of these nominees.

Unless otherwise instructed, the persons named in the form of proxy card (the “proxyholders”) attached to this Proxy Statement, as filed with the Securities and Exchange Commission (the “SEC”), intend to vote the proxies held by them for the election of the director nominees. If any of these nominees ceases to be a candidate for election by the time of the Annual Meeting (a contingency which the Board does not expect to occur), such proxies may be voted by the proxyholders in accordance with the recommendation of the Board.

On August 11, 2020, Jeffrey T. Leeds and Jeffrey Tonkel informed the Board of their resignations as directors of the Company, effective as of that date. Neither Mr. Leeds’ nor Mr. Tonkel’s decision to resign from the Board was due to any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

On August 11, 2020, the Board fixed the size of the Board at five directors and appointed John Dyett to fill the vacancy created by Mr. Leeds’ resignation and to serve as a member of the Board, effective August 11, 2020. Mr. Dyett will also serve as a member and as the chair of the audit committee of the Board. Mr. Dyett previously served as a director and as chair of the audit committee of Sierra Total Return Fund from 2016 to 2020. As a result of Mr. Leeds’ resignation and the resulting vacancy on the Board’s compensation committee, the Board added James G. Eaton to the compensation committee of the Board and designated Mr. Eaton as the chair of the compensation committee.

Nominees for Election to the Board of Directors in 2020

The following information describes the offices held, other business directorships and the term of each director nominee as of the date of this Proxy Statement. Beneficial ownership of equity securities of the director nominees is shown under “Ownership of Securities” below.
Directors
Brook Taube, 50, co-founded Medley in 2006 and has served as our Co-Chief Executive Officer since then and as Co-Chairman of the Board of Directors of Medley Management Inc. since its formation. He has also served as Chief Executive Officer and Chairman of the Board of Directors of Medley Capital Corporation since 2011, has served on the Board of Directors of Sierra Income Corporation since its inception in 2012 and the Board of Trustees of Sierra Total Return Fund since its inception in 2016 until its deregistration in 2020. Prior to forming Medley, Mr. Taube was a Partner with CN Opportunity Fund, T3 Group, a principal and advisory firm focused on distressed asset and credit investments, and Griphon Capital Management. Mr. Taube began his career at Bankers Trust in leveraged finance in 1992. Mr. Taube received a B.A. from Harvard University.
Seth Taube, 50, co-founded Medley in 2006 and has served as our Co-Chief Executive Officer since then and as Co-Chairman of the Board of Directors of Medley Management Inc. since its formation. He has also served as Chief Executive Officer and Chairman of the Board of Directors of Sierra Income Corporation since its inception in 2012, Chief Executive Officer and Chairman of the Board of Trustees of Sierra Total Return Fund since its inception in 2016 until its deregistration in 2020, and on the Board of Directors of Medley Capital Corporation since its inception in 2011. Prior to forming Medley, Mr. Taube was a Partner with CN Opportunity Fund, T3 Group, a principal and advisory firm focused on distressed asset and credit investments, and Griphon Capital Management. Mr. Taube previously worked with Tiger Management and held positions with Morgan Stanley & Co. in the Investment Banking and Institutional Equity Divisions. Mr. Taube received a B.A. from Harvard University, an M. Litt. in Economics from St. Andrew’s University in Great Britain, where he was a Rotary Foundation Fellow, and an M.B.A. from the Wharton School at the University of Pennsylvania.
James G. Eaton, 43, has been a member of the Board of Directors since 2017. Mr. Eaton is a partner of JJR Private Capital, was a co-founder of Nuuvera Inc., and also serves on the boards of JC Clark Ltd. and Dream Unlimited Corp. Mr. Eaton is the President of Weatons Holdings, a Canadian private holding company, and has been active in the founding, growth and divestiture stages of the Weatons portfolio companies across a wide variety of industries. Mr. Eaton’s responsibilities at Weatons include overseeing numerous private investments and a portfolio of listed securities. In addition to chairing the Invictus Games Toronto 2017, Mr. Eaton is a founding director of the True Patriot Love Foundation and serves as trustee of the John David and Signy Eaton Foundation. Mr. Eaton holds a B.A. from the University of Colorado at Boulder. In 2012, Mr. Eaton was awarded a Queen Elizabeth II Jubilee Medal honoring significant contributions and achievements by Canadians.

John Hathaway Dyett, 50, has been a member of the Board of Directors since August 2020. Mr. Dyett previously served on the board of Sierra Total Return Fund from 2016 to 2020. Mr. Dyett has also served as the Co-CEO of Salem Partners Wealth Management, LLC since 2004 and the Co-CEO of Salem Partners, LLC, an investment banking firm, since 1997. Mr. Dyett also serves on the Board of Directors of Femasys, Inc. and as an advisor to Akashi Therapeutics. Mr. Dyett was previously a banker with Gerard Klauer Mattison & Co., Inc. and Needham and Co., Inc. Mr. Dyett also serves on the Board of Trustees of Middlesex School in Concord, Massachusetts. Mr. Dyett received a BA from Harvard University.
Guy T. Rounsaville, Jr., 76, has been a member of the Board of Directors since September 2014. Mr. Rounsaville is currently the General Counsel of QueensCare, a California not-for-profit organization that specializes in providing medical care to low income and indigent individuals in the Los Angeles area. He also is currently a member of the board of directors of Colorado National Bank and was previously a director of Tri-Valley Bank, First Banks, Inc. and United American Bank. Mr. Rounsaville served as Director of Diversity of the law firm Allen Matkins Leck Gamble Mallory & Natsis LLP from 2009 until May 2012 and as co-managing partner of their San Francisco office from 1999 to 2001. Mr. Rounsaville served as General Counsel and Corporate Secretary of LaSalle Bank from 2006 until it was acquired by Bank of America in October 2007, after which he served, for transition purposes, as Bank of America’s Senior Vice President and Assistant General Counsel until May 2008. From 2001 to 2006, Mr. Rounsaville served as General Counsel and Corporate Secretary of Visa International. Prior to that, Mr. Rounsaville served in several roles at Wells Fargo from 1969 through 1998, including General Counsel and Corporate Secretary. Mr. Rounsaville has served on numerous civic and professional committees and boards. He received a B.A. from Stanford University and a J.D. from Hastings College of the Law.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES NAMED ABOVE.
The Board of Directors and Certain Governance Matters

The Board manages or directs our business and affairs, as provided by Delaware law, and conducts its business through meetings of the Board and three standing committees: the Audit Committee; the Compensation Committee; and the Corporate Governance and Nominating Committee. Prior to our initial public offering in September 2014 (the “IPO”), our pre-IPO owners beneficially owned 100% of our Company. In connection with the IPO, these pre-IPO owners became members of Medley Group LLC, which holds shares of our Class B common stock entitling it to 97.6% of the voting power of our common stock eligible to vote in the election of directors. As a result, we are a “controlled company” within the meaning of the NYSE corporate governance standards and utilize the exemptions from certain corporate governance standards, including the requirement that a majority of the Board of Directors consist of independent directors and the requirement that we have a compensation committee and a nominating and corporate governance committee that is each composed entirely of independent directors. However, since the IPO, we have had a fully independent Audit Committee and independent director representation on each of our Compensation Committee and our Corporate Governance and Nominating Committee, and each such committee is chaired by an independent director.

Director Independence and Independence Determinations

Under our Corporate Governance Guidelines and the NYSE rules, a director is not independent unless the Board affirmatively determines that he or she does not have a direct or indirect material relationship with us or any of our subsidiaries. In addition, the director must meet the bright-line tests for independence set forth in the NYSE Listed Company Manual.

Our Corporate Governance Guidelines define independence in accordance with the independence definition in the current NYSE corporate governance rules for listed companies. Our Corporate Governance Guidelines require the Board to review the independence of all directors at least annually.

In the event a director has a relationship with the Company that is relevant to his or her independence and is not addressed by the objective tests set forth in the NYSE independence definition, the Board will determine, considering all relevant facts and circumstances, whether such relationship is material.

The Board has affirmatively determined that each of Mr. Eaton, Mr. Dyett and Mr. Rounsaville is independent under the guidelines for director independence set forth in our Corporate Governance Guidelines and under all applicable NYSE guidelines, including with respect to committee membership. The Board also has determined that each of Mr. Eaton, Mr. Dyett and Mr. Rounsaville is “independent” for purposes of Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Board Structure
The Board does not have a policy on whether or not the roles of the Chief Executive Officer and Chairman should be separate. The Board evaluates relevant factors and determines the best leadership structure for the Company’s operating and governance environment at the time. The Board believes that having combined Co-Chairmen and Co-Chief Executive Officers is the appropriate leadership structure for the Company at this time. As the Co-Chairmen and Co-Chief Executive Officers, Mr. Brook Taube and Mr. Seth Taube are able to draw on their knowledge and expertise related to the Company’s daily operations, industry and competitive developments to set the agenda for the Board and ensure the appropriate focus on issues of concern to the Company. Furthermore, the Board believes that combining these roles enables decisive leadership, ensures clear accountability and facilitates information flow between management and the Board, all of which are essential to effective governance. The Board has not formally designated a lead independent director.

Controlled Company Status
Medley Group LLC, an entity owned by our pre-IPO owners, holds more than a majority of the voting power of our common stock eligible to vote in the election of our directors. As a result, we are a “controlled company” within the meaning of the NYSE’s corporate governance standards. Under these corporate governance standards, a company of which more than 50% of the voting power is held by an individual, group or another company entitled to vote for the election of directors is a “controlled company” and may elect not to comply with certain corporate governance standards, including the requirements (1) that a majority of the board of directors consist of independent directors, (2) that the board of directors have a compensation committee that is comprised entirely of independent directors with a written charter addressing the committee’s purpose and responsibilities and (3) that the board of directors have a nominating and corporate governance committee that is comprised entirely of independent directors with a written charter addressing the committee’s purpose and responsibilities. We are utilizing these exemptions. As a result, the majority of our directors on the Board are not independent and our Compensation Committee and our Corporate Governance and Nominating Committee are not comprised entirely of independent directors. Accordingly, you do not have the same protections afforded to stockholders of companies that are subject to all of these corporate governance requirements. In the event that we cease to be a “controlled company” and our shares continue to be listed on the NYSE, we will be required to comply with these provisions within the applicable transition periods.
Family Relationships of Directors and Executive Officers
Messrs. Brook and Seth Taube, each a Co-Chief Executive Officer and Co-Chairman of the Board of Directors, are brothers. There are no other family relationships among any of our directors or executive officers.
Board Committees and Meetings
The following table summarizes the current membership of each of the Board’s committees.

	Audit Committee	Compensation Committee	Corporate Governance and Nominating Committee
Brook Taube		X	X
Seth Taube		X	X
John H. Dyett	Chair
Guy T. Rounsaville, Jr.	X		Chair
James G. Eaton	X	Chair
All directors are expected to make every effort to attend all meetings of the Board, meetings of the committees of which they are members and the Annual Meeting of Stockholders. During the year ended December 31, 2019, the Board held five meetings and the Audit Committee held four meetings. The Compensation Committee and the Corporate Governance and Nominating Committee did not hold any meetings in 2019. In 2019, each of our directors attended at least 80% of the meetings of the Board and committees that occurred during the time in which he served as a member of the Board or such committee. Each of our directors is strongly encouraged, but is not required, to attend our annual meeting of stockholders. All of our directors attended our 2019 annual meeting of stockholders.

Committee Charters and Corporate Governance Guidelines
Our commitment to good corporate governance is reflected in our Corporate Governance Guidelines, which describe the Board’s views on a wide range of governance topics. These Corporate Governance Guidelines are reviewed from time to time by the Board and, to the extent deemed appropriate in light of emerging practices, revised accordingly, upon recommendation to and approval by the Board.
Our Corporate Governance Guidelines, our Audit, Compensation and Corporate Governance and Nominating Committee charters and other corporate governance information are available on the Corporate Governance page of the Investor Relations section on our website at www.mdly.com. Any stockholder also may request them in print, without charge, by contacting the General Counsel and Secretary, Medley Management Inc., 280 Park Avenue, 6th Floor East, New York, New York 10017.
Committee Membership
Audit Committee - All members of the Audit Committee have been determined to be “independent,” consistent with our Audit Committee Charter, Corporate Governance Guidelines and the NYSE listing standards applicable to boards of directors in general and audit committees in particular. Our Board also has determined that each of the members of the Audit Committee is “financially literate” within the meaning of the listing standards of the NYSE. In addition, our Board has determined that John Hathaway Dyett qualifies as an “audit committee financial expert” as defined by applicable SEC regulations.
The duties and responsibilities of the Audit Committee are set forth in its charter, which may be found at www.mdly.com under Investor Relations: Corporate Governance: Committee Charters: Audit, and include among duties and responsibilities:

•	selecting and hiring our independent auditors, and approving the audit and non-audit services to be performed by our independent auditors;

•	assisting the Board of Directors in evaluating the qualifications, performance and independence of our independent auditors;

•	assisting the Board of Directors in monitoring the quality and integrity of our financial statements and our accounting and financial reporting;

•	assisting the Board of Directors in monitoring our compliance with legal and regulatory requirements;

•	reviewing the adequacy and effectiveness of our internal control over financial reporting processes;

•	assisting the Board of Directors in monitoring the performance of our internal audit function;

•	monitoring the performance of our internal audit function;

•	reviewing with management and our independent auditors our annual and quarterly financial statements; and

•
reviewing and evaluating complaints received by us regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters.

With respect to our reporting and disclosure matters, the responsibilities and duties of the Audit Committee include reviewing and discussing with management and the independent registered public accounting firm our annual audited financial statements prior to inclusion in our Annual Report on Form 10-K, our quarterly financial statements and other public filings in accordance with applicable rules and regulations of the SEC and the Audit Committee Charter.
On behalf of the Board, the Audit Committee plays a key role in the oversight of our risk management policies and procedures. See “Board of Directors' Role in Risk Oversight” below.
Compensation Committee - Mr. Eaton has been determined to be “independent” as defined by our Corporate Governance Guidelines and the NYSE listing standards applicable to boards of directors generally and compensation committees specifically. The other members of the Compensation Committee, Messrs. Brook and Seth Taube have not been determined by our Board of Directors to be independent.
The duties and responsibilities of the Compensation Committee are set forth in its charter, which may be found at www.mdly.com under Investor Relations: Corporate Governance: Committee Charters: Compensation, and include, among other duties and responsibilities:

•
reviewing and approving corporate goals and objectives relevant to the compensation of our Co-Chief Executive Officers, evaluating our Co-Chief Executive Officers’ performance in light of those goals and objectives, and, either as a committee or together with the other independent directors (as directed by the Board of Directors), determining and approving our Co-Chief Executive Officers’ compensation level based on such evaluation;

•
reviewing and approving, or making recommendations to the Board with respect to, the compensation of our other executive officers, including annual base salary, bonus and equity-based incentives and other benefits;

•	reviewing and recommending the compensation of our directors; and

•	reviewing and making recommendations with respect to our equity compensation plans.

With respect to our reporting and disclosure matters, the responsibilities and duties of the Compensation Committee include overseeing the preparation of the Compensation Discussion and Analysis, to the extent applicable, for inclusion in our Annual Proxy Statement and Annual Report on Form 10-K in accordance with applicable rules and regulations of the SEC. The charter of the Compensation Committee permits the committee to delegate any or all of its authority to one or more subcommittees and to delegate to one or more of our officers the authority to make awards to employees other than any Section 16 officer under our incentive compensation or other equity-based plan, subject to compliance with the plan and the laws of our state of incorporation.
The Compensation Committee has the authority under its charter to retain outside consultants or advisors as it deems necessary or advisable.
Corporate Governance and Nominating Committee - Mr. Rounsaville is a member of the Corporate Governance and Nominating Committee who has been determined to be “independent” as defined by our Corporate Governance Guidelines and the NYSE listing standards. The other members of the Corporate Governance and Nominating Committee, Messrs. Brook and Seth Taube, have not been determined by our Board of Directors to be independent.
The duties and responsibilities of the Corporate Governance and Nominating Committee are set forth in its charter, which may be found at www.mdly.com under Investor Relations: Corporate Governance: Committee Charters: Corporate Governance and Nominating, and include, among other duties and responsibilities:

•	assisting our Board of Directors in identifying prospective director nominees and recommending nominees to the Board of Directors;

•	overseeing the evaluation of the Board of Directors and management;

•	reviewing developments in corporate governance practices and developing and making recommendations to the Board with respect to the Company’s corporate governance guidelines; and

•	recommending members for each committee of our Board of Directors.
Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act, requires our executive officers and directors (and persons who own more than 10% of our equity securities) to file reports of ownership and changes in ownership with the SEC. Based solely on our review of forms filed electronically with the SEC and written representations from reporting persons, the Company has determined that no reporting person known to it was delinquent with respect to their reporting obligations during fiscal 2019, except for (i) the Form 4 filed on April 22, 2019 on behalf of Jacobs Asset Management, LLC, (ii) the Form 4 filed on June 6, 2019 by the Company on behalf of Guy Rounsaville, Jr., (iii) the Form 4 filed on June 6, 2019 by the Company on behalf of James G. Eaton and (iv) the Form 4 filed on June 6, 2019 by the Company on behalf of Jeffrey T. Leeds.
Board of Directors' Role in Risk Oversight
The Board of Directors has overall responsibility for risk oversight, including, as part of regular Board and committee meetings, general oversight of executives’ management of risks relevant to the Company. A fundamental part of risk oversight is not only understanding the material risks a company faces and the steps management is taking to manage those risks, but also understanding what level of risk is appropriate for the Company. Each quarter, the Board of Directors receives presentations from senior management on matters involving the Company’s operations and considers the risks related to strategies and business plans.
In addition, our Board committees consider the risks within their respective areas of responsibility. The Audit Committee assists the Board in fulfilling its oversight responsibilities with respect to risk management in the areas of financial reporting, internal controls and compliance with legal and regulatory requirements, and, in accordance with NYSE requirements, discusses with management policies with respect to risk assessment and risk management. The Compensation Committee assists the Board in fulfilling its oversight responsibilities with respect to the management of risks arising from the Company's compensation policies and programs and reviews and discusses with management the Company's compensation policies and practices and management's assessment of whether any risks arising from such policies and practices are reasonably likely to have a material adverse effect on the Company. The Corporate Governance and Nominating Committee assists the Board in fulfilling its oversight responsibilities with respect to the management of risks associated with Board and Board committee organization, membership and structure, succession planning and corporate governance matters.
Our Board of Directors believes that this role in risk oversight is appropriate. We believe that we have robust internal processes in place and a strong internal control environment to identify and manage risks. However, not all risks that may affect us can be identified or eliminated and some risks are beyond the control of us and our service providers.
We recognize that different board roles in risk oversight are appropriate for companies in different situations. We re-examine the manners in which the Board of Directors administers its oversight function on an ongoing basis to ensure that it continues to meet the Company’s needs.

Executive Sessions
Executive sessions, which are meetings of the non-management members of the Board, are regularly scheduled throughout the year. In addition, at least once a year, the independent directors meet in a private session that excludes management and non-independent directors. At each of these meetings, the independent directors in attendance will determine which director will preside at such session.
Code of Conduct and Ethics
We maintain a Code of Business Conduct and Ethics that is applicable to all of our directors, officers and employees, including our Co-Chairmen and Co-Chief Executive Officers, Chief Financial Officer and other senior financial officers. The Code of Business Conduct and Ethics sets forth our policies and expectations on a number of topics, including conflicts of interest, compliance with laws, use of our assets and business conduct and fair dealing. This Code of Business Conduct and Ethics also satisfies the requirements for a code of ethics, as defined by Item 406 of Regulation S-K promulgated by the SEC. We will disclose within four business days any substantive changes in or waivers of the Code of Business Conduct and Ethics granted to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, by posting such information on our website as set forth above rather than by filing a Form 8-K. In the case of a waiver for an executive officer or a director, the required disclosure also will be made available on our website within four business days of the date of such waiver.
The Code of Business Conduct and Ethics may be found on our website at www.mdly.com under Investor Relations: Corporate Governance: Governance Documents: Code of Business Conduct and Ethics.
Director Nomination Process
The Corporate Governance and Nominating Committee weighs the characteristics, experience, independence and skills of potential candidates for election to the Board and recommends nominees for director to the Board for election. In considering candidates for the Board, the Corporate Governance and Nominating Committee also assesses the size, composition and combined expertise of the Board. As the application of these factors involves the exercise of judgment, the Corporate Governance and Nominating Committee does not have a standard set of fixed qualifications that is applicable to all director candidates, although the Corporate Governance and Nominating Committee does at a minimum assess each candidate’s strength of character, judgment, industry knowledge or experience, his or her ability to work collegially with the other members of the Board and his or her ability to satisfy any applicable legal requirements or listing standards. In addition, although the Board considers diversity of viewpoints, background and experiences, the Board does not have a formal diversity policy. In identifying prospective director candidates, the Corporate Governance and Nominating Committee may seek referrals from other members of the Board, management, stockholders and other sources, including third party recommendations. The Corporate Governance and Nominating Committee also may, but need not, retain a search firm in order to assist it in identifying candidates to serve as directors of the Company. The Corporate Governance and Nominating Committee utilizes the same criteria for evaluating candidates regardless of the source of the referral. When considering director candidates, the Corporate Governance and Nominating Committee seeks individuals with backgrounds and qualities that, when combined with those of our incumbent directors, provide a blend of skills and experience to further enhance the Board’s effectiveness.
In connection with its annual recommendation of a slate of nominees, the Corporate Governance and Nominating Committee also may assess the contributions of those directors recommended for re-election in the context of the Board evaluation process and other perceived needs of the Board.
When considering whether the directors and nominees have the experience, qualifications, attributes and skills, taken as a whole, to enable the Board to satisfy its oversight responsibilities effectively in light of our business and structure, the Board focused primarily on the information discussed in each of the Board member’s biographical information set forth above. We believe that our directors provide an appropriate mix of experience and skills relevant to the size and nature of our business. In particular, the members of our Board of Directors considered the following important characteristics:

•
Messrs. Brook and Seth Taube - we considered that these two individuals have played an integral role in our firm’s successful growth, and that each has developed a unique and in-depth understanding of our business. We also noted that these two individuals are our largest equity owners and, as a consequence of such alignment of interest with our other equity owners, each has additional motivation to diligently fulfill his oversight responsibilities as a member of our Board of Directors.

•
Mr. John Hathaway Dyett - we considered his extensive experience in asset management and finance, along with his prior experience as a director and as chair of the audit committee of Sierra Total Return Fund from 2016 to 2020

•
Mr. Guy T. Rounsaville, Jr. - we considered his background in law, banking and lending, including his extensive experience serving in general counsel, corporate secretary and board member roles at several financial institutions.

•
Mr. James G. Eaton - we considered his background in finance and financial services, owing to his extensive experience as president of a private holding company and investment advisor and board member roles.

This process resulted in the Board’s nomination of the incumbent directors named in this Proxy Statement and proposed for election by you at the upcoming Annual Meeting. The Corporate Governance and Nominating Committee will consider director candidates recommended by stockholders. Any recommendation submitted to the Secretary of the Company should be in writing and should include any supporting material the stockholder considers appropriate in support of that recommendation, but must include information that would be required under the rules of the SEC to be included in a proxy statement soliciting proxies for the election of such candidate and a written consent of the candidate to serve as one of our directors if elected. Stockholders wishing to propose a candidate for consideration may do so by submitting the above information to the attention of the General Counsel and Secretary, Medley Management Inc., 280 Park Avenue, 6th Floor East, New York, New York 10017. All recommendations for nomination received by the General Counsel and Secretary that satisfy our by-law requirements relating to such director nominations will be presented to the Corporate Governance and Nominating Committee for its consideration. Stockholders also must satisfy the notification, timeliness, consent and information requirements set forth in our by-laws. These requirements are also described under the caption “Stockholder Proposals for the 2021 Annual Meeting.” During fiscal 2019, we made no material changes to the procedures by which the stockholders may recommend nominees to our Board of Directors.
Communications with the Board
As described in the Corporate Governance Guidelines, stockholders and other interested parties who wish to communicate with a member or members of the Board, including the chairperson of the Audit, Compensation or Corporate Governance and Nominating Committees or to the non-management or independent directors as a group, may do so by addressing such communications or concerns to the General Counsel of the Company, at Medley Management Inc., 280 Park Avenue, 6th Floor East, New York, New York 10017, who will forward such communication to the appropriate party.
Executive Officers of the Company
Set forth below is certain information regarding each of our current executive officers as of September 22, 2020:

Brook Taube. See "Nominees for Election to the Board of Directors in 2020," above.

Seth Taube. See "Nominees for Election to the Board of Directors in 2020," above.
Richard T. Allorto, Jr., 48, has served as our Chief Financial Officer since July 2010. Mr. Allorto has also served as the Chief Financial Officer and Secretary of Medley Capital Corporation and Sierra Income Corporation. Prior to joining Medley, Mr. Allorto held various positions at GSC Group, Inc., a registered investment adviser, including, Chief Financial Officer of GSC Investment Corp, a business development company that was externally managed by GSC Group. Mr. Allorto began his career at Arthur Andersen in public accounting in 1994. Mr. Allorto is a licensed CPA and received a B.S. in Accounting from Seton Hall University.
Report of the Audit Committee
The Audit Committee operates pursuant to a charter, which is reviewed annually by the Audit Committee. Additionally, a brief description of the primary responsibilities of the Audit Committee is included in this Proxy Statement under “The Board of Directors and Certain Governance Matters - Committee Membership - Audit Committee.” Our management is responsible for the preparation, presentation and integrity of our financial statements, the application of accounting and financial reporting principles and our internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent registered public accounting firm is responsible for auditing the financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States.
In the performance of its oversight function, the Audit Committee reviewed and discussed the audited financial statements and internal control over financial reporting of the Company with management and with the independent registered public accounting firm. The Audit Committee also discussed with the independent registered public accounting firm the matters required to be discussed by Public Company Accounting Oversight Board Auditing Standard No. 1301 “Communications with Audit Committee.” In addition, the Audit Committee received the written disclosures and the letters from the independent registered public accounting firm required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and discussed with the independent registered public accounting firm their independence.
Based upon the review and discussions described in the preceding paragraph, our Audit Committee recommended to the Board that the audited financial statements of the Company be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2019, filed with the SEC on March 30, 2020.
Submitted by the Audit Committee of the Company’s Board of Directors:
John Hathaway Dyett, Chair(1)

James G. Eaton
Guy T. Rounsaville, Jr.

(1) Mr. Dyett was appointed to (and designated as Chair of) the Audit Committee simultaneously with his appointment to the Company's Board of Directors on August 11, 2020. Jeffrey T. Leeds, previously a member and Chair of the Audit Committee, resigned from the Company's Board of Directors on August 11, 2020.
EXECUTIVE COMPENSATION
Summary Compensation Table
The following table presents summary information regarding the total compensation awarded to, earned by, or paid to each of our named executive officers for the fiscal years indicated.

Name	Year	Salary ($)(1)	Bonus ($)	Stock Awards ($)(2)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($) (3)	Total ($)
Brook Taube	2019	—	—	—	—	—	—	$54,319	$54,319
Co-Chief Executive Officer	2018	—	—	—	—	—	—	$49,661	$49,661
Seth Taube	2019	—	—	—	—	—	—	$54,828	$54,828
Co-Chief Executive Officer	2018	—	—	—	—	—	—	$52,719	$52,719
Richard T. Allorto, Jr.	2019	$300,000	—	$849,999	—	—	—	$55,052	$1,205,051
Chief Financial Officer	2018	$300,000	—	$1,065,170	—	—	—	$50,044	$1,415,214
John D. Fredericks[4]	2019	$300,000	—	$849,999	—	—	—	$59,530	$1,209,529
General Counsel and Secretary	2018	$300,000	$668,169	$810,111	—	—	—	$54,022	$1,832,302

(1)
Amounts reported under Salary include guaranteed cash distributions made on membership interests in Medley LLC owned directly or indirectly by our named executive officers. During the years ended December 31, 2019 and 2018, neither of Messrs. Brook Taube or Seth Taube received any guaranteed payments. In addition, we pay to each of Mr. Allorto and Mr. Fredericks a $25,000 monthly cash payment, included under Salary in the Summary Compensation Table.

(2)
Amounts reported under Stock Awards for the year 2019 consist of restricted LLC Units granted in June 2019 for services rendered in 2018. Amounts reported under Stock Awards for the year 2018 consist of restricted LLC Units granted in March and May 2018 for services rendered in 2017. The restricted LLC Units are included at their grant date fair market value which was computed in accordance with FASB ASC Topic 718.

(3)
Amounts reported under All Other Compensation include Company-paid executive health insurance, Company non-elective retirement plan contributions, Company-paid life insurance premiums, Company-paid commuting expenses and Company-reimbursed professional dues.

(4)	On August 11, 2020, Mr. Fredericks resigned as the Company's General Counsel and Secretary.

Outstanding Equity Awards at 2019 Fiscal Year End
The following table includes information concerning stock awards that have not vested for each of our named executive officer as of December 31, 2019.

	Option awards						Stock awards (1)
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: number of securities underlying unexercised unearned options (#)	Option exercise price ($)		Option exercise date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: market payout value of unearned shares, units or other rights that have not vested ($)
Brook Taube	—	—	—	—	—	—	—	—	—	—
Seth Taube	—	—	—	—	—	—	—	—	—	—
Jeffrey Tonkel	—	—	—	—	—	—	—	—	—	—
Richard T. Allorto, Jr.	—	—	—	—		—	505,311	$1,495,721	—	—
John D. Fredericks	—	—	—	—		—	465,644	$1,378,306	—	—

(1)
Stock awards consist of restricted LLC Units of 447,956 granted on June 4, 2019, 216,333 granted on May 11, 2018, 140,000 granted on March 28, 2018, 100,000 granted on February 22, 2017 and 66,666 granted on March 17, 2016. Of the 216,333 awards granted on May 11, 2018, 158,000 will vest only upon (i) the participant’s termination without cause in connection with a change in control or (ii) provided the participant has not undergone a termination from service prior thereto, upon (a) the occurrence of a change in control or (b) death or disability of the participant. The grant of awards on June 4, 2019 vest equally in three installments on December 31, 2019, 2020 and 2021. The remainder of the awards vest in three equal annual installments on each of the third, fourth and fifth anniversaries of the grant date. The vesting of these awards is subject to the executive’s continued employment on the applicable vesting date. The market value of the RSUs and restricted LLC Units was computed using Medley’s closing price of $2.96 per share as of December 31, 2019.

Narrative Disclosure to Summary Compensation Table
Our named executive officers are generally compensated through a combination of annual guaranteed payments and annual discretionary bonuses in the form of cash, equity-based awards and/or profit interests in our advisor entities.
 Guaranteed Payments
Each of our named executive officers owns, directly or indirectly, membership interests in Medley LLC. The payments to our Co-Chief Executive Officers, Mr. Brook Taube and Mr. Seth Taube, are performance based and are periodically set subject to maximums based on our total assets under management. During the years ended December 31, 2019 and 2018, neither of our Co-Chief Executive Officers received any guaranteed payments. In addition, we pay to Mr. Allorto (and to Mr. Fredericks through the date of his August 11, 2020 resignation) a $25,000 monthly cash payment, included under Salary in the Summary Compensation Table. Mr. Fredericks presently receives a $25,000 monthly retainer pursuant to the Engagement Agreement between Mr. Fredericks and the Company. For information regarding compensatory arrangements between the Company and Mr. Fredericks in connection with and following the termination of his employment, see “John Fredericks Separation and Engagement Agreements,” below. As a condition to receiving membership interests in Medley LLC, each executive was required to become a party to the limited liability company agreement of Medley LLC. The limited liability company agreement of Medley LLC, the unit award agreements evidencing such membership interests and the agreement described above relating to guaranteed payments, generally govern the rights and obligations of the executives.
Annual Discretionary Bonus
In February 2020, the Board of Directors approved an award of 92,230 restricted LLC Units to be granted to each of Mr. Allorto and Mr. Fredericks as an annual discretionary bonus for services rendered in 2019. The restricted LLC Units vest over a three year period with one-third vesting on January 18, 2021, one-third vesting on January 18, 2022 and one-third vesting on January 18, 2023, subject to the executive’s continued employment on the applicable vesting date. Pursuant to the Separation Agreement entered into between Medley LLC and Mr. Fredericks, the vesting schedule of Mr. Fredericks’ 92,230 restricted LLC unit grant was extended to February 28, 2022 (with the vesting of such restricted LLC units conditioned upon Mr. Fredericks’ continuing to provide the services pursuant to the engagement agreement between himself and the Company). See “John Fredericks Separation and Engagement Agreements,” below.

On November 12, 2018 (the “Award Date”), the Board approved the Medley Tactical Opportunities Carried Interest Allocation Plan (the “CI Plan”), pursuant to which certain key employees (each, an “Awardee”) involved in and instrumental to the success of the Company’s Tactical Opportunities (“Tac Ops”) transactions, have been awarded certain carried interest percentage awards (each, a “Carried Interest Percentage”) entitling the Awardee to a specified allocation of the carried interest earned on third party capital in connection with each of the four respective Tac Ops funds (each, a “Tac Ops Fund”).

In connection with the adoption of the CI Plan and the issuance of the awards thereunder, effective as of the Award Date, each Awardee entered into an award letter with respect to each of the Tac Ops Funds as to which such Awardee received an award (each, an “Award Letter”), specifying such Awardee’s Carried Interest Percentage as to such Tac Ops Fund. Pursuant to the Award Letters, each Awardee is admitted as a non-managing member of the Delaware limited liability company associated with the corresponding Tac Ops Fund (each, a “Plan LLC”) to the extent of such Awardee’s Carried Interest Percentage. The Carried Interest Percentage awards are governed by the terms and subject to the conditions of the amended and restated limited liability company agreement of the respective Plan LLC (each, a “Plan LLC Agreement”). Medley Capital LLC is the managing member (the “Managing Member”) of each of the four Plan LLCs. The CI Plan allocates to the Awardees an aggregate of 70% of the carried interest, performance allocation and incentive fees earned directly or indirectly in respect of each of the four Tac Ops Funds (“Carried Interest Proceeds”). The following table sets forth, for each of the Company’s named executive officers, the Carried Interest Percentage awarded to such person in connection with the CI Plan with respect to each Tac Ops Fund (expressed as a percentage of the total carried interest received by each respective Plan LLC):

	Carried Interest Percentages Awarded during 2018
Named Executive Officer	Medley Real D (Annuity) LLC	Medley Tactical Opportunities LLC	Medley Chiller Holdings LLC	Caddo Investors Holdings 1 LLC
Brook Taube	3.9%	3.1%	3.7%	3.3%
Seth Taube	3.9%	3.1%	3.7%	3.3%
Richard T. Allorto, Jr.	5.9%	4.6%	5.6%	4.9%
John D. Fredericks	5.9%	4.6%	5.6%	4.9%
In addition, Christopher Taube (the Company’s Senior Managing Director, Head of Institutional Fund Raising, and who is the brother of Mr. Brook Taube and Mr. Seth Taube, the Company’s Co-Chief Executive Officers and Co-Chairmen of the Board) was awarded the following Carried Interest Percentages under the CI Plan: Medley Real D (Annuity) LLC (9.8%), Medley Tactical Opportunities LLC (7.7%), Medley Chiller Holdings LLC (9.3%) and Caddo Investors Holdings 1 LLC (8.2%). Company employees other than the named executive officers and Mr. Christopher Taube, as referred to above, have been granted awards under the CI Plan consisting of the following Carried Interest Percentages in the aggregate for all such other employees: Medley Real D (Annuity) LLC (36.6%), Medley Tactical Opportunities LLC (44.0%), Medley Chiller Holdings LLC (38.5%) and Caddo Investors Holdings 1 LLC (42.2%).

In accordance with the Plan LLC Agreements, the Carried Interest Percentages are issued in consideration of services to be rendered, and is intended to constitute a “profits interest” as that term is used in the Internal Revenue Service (the “IRS”) Revenue Procedures 93-27 and 2001-43. Distributions of Carried Interest Proceeds are to be made ratably to each Awardee based on each Awardee’s respective Carried Interest Percentages at such times as the Managing Member determines in its discretion; provided that the Managing Member shall use commercially reasonable efforts to cause the Plan LLCs to distribute Carried Interest Proceeds to the Awardees reasonably promptly upon receipt, and no less frequently than quarterly, and to distribute to the Awardees certain amounts in respect of minimum tax distributions. Distributions to Awardees are to be made in cash to the extent the relevant proceeds are received by the Plan LLC in cash, with in-kind distributions also permitted in certain circumstances as provided in the Plan LLC Agreements. In the event of any obligation on the part of any Plan LLC or the Managing Member, pursuant to the agreement governing the underlying Tac Ops Fund, to make a payment to the Tac Ops Fund or its investors in respect of a clawback of the related Carried Interest Proceeds, the Managing Member may demand that the Awardees render payment back to the Plan LLC of their respective pro rata shares of the clawback obligation.

In accordance with SEC rules, the Carried Interest Percentages have not been included in the Summary Compensation Table above because the performance criteria has not been met.

In June 2019, each of Messrs. Allorto and Fredericks was awarded an annual discretionary bonus for services rendered in 2018, which consisted of 335,968 restricted LLC Units granted under the Incentive Plan. The restricted LLC Units vest in three equal installments on December 31, 2019, December 31, 2020 and December 31, 2021, subject to the executive’s continued employment on the applicable vesting date; provided, that Mr. Allorto’s restricted LLC Units shall fully vest upon earlier termination of service with the Company other than due to a termination for cause or due to Mr. Allorto’s resignation. The grant date fair market value of the restricted LLC Units is included in the Summary Compensation Table above. Pursuant to the Separation Agreement entered into between Medley LLC and Mr. Fredericks, the vesting schedule of the remaining unvested portion of Mr. Fredericks’ 335,968 restricted LLC unit grant was extended to February 28, 2022 (with the vesting of such restricted LLC units conditioned upon Mr. Fredericks’ continuing to provide the services pursuant to the engagement agreement between himself and the Company). See “John Fredericks Separation and Engagement Agreements,” below.
Restrictive Covenants
Under the terms of their respective confidentiality, non-interference and invention assignment agreements, each of the named executive officers is subject to covenants restricting his (i) use and disclosure of confidential information while employed and at all times thereafter, (ii) ability to engage in any business activities that directly or indirectly competes with us while employed and for six months thereafter and (iii) solicitation of our employees and consultants while employed and for twelve months thereafter and solicitation of our customers and clients while employed and for six months thereafter.
Retirement Plan
We maintain a qualified contributory retirement plan that is intended to qualify as a deferred salary arrangement under Section 401(k) of the Internal Revenue Code of 1986, as amended (the “Code”). The plan covers all employees, including our named executive officers, who may contribute up to 96% of their eligible compensation, subject to statutory limits imposed by the Code. We are also permitted to provide for, but we currently do not provide any, matching contributions. In addition, the Company makes a nonelective contribution under the 401(k) plan equal to 3% of each employee’s eligible earnings, subject to statutory limits imposed by the Code.
Compensation of Directors
Our employees who serve as directors receive no separate compensation for their service on the Board or on committees thereof.
For 2019, each of our non-employee directors was entitled to receive annual compensation consisting of:

•	an annual cash retainer in the amount of $35,000, payable in quarterly installments;

•
restricted stock units (“RSUs”) having a fair market value on the date of grant of $35,000; provided, however, that each non-employee director has the option to elect to receive 100% of his annual compensation in RSUs, having a fair market value on the date of grant of $70,000 and subject to vesting terms as set forth in the applicable award agreement; and

•	as to the chairperson of the Audit Committee, an additional annual RSU award having a fair market value on the date of grant of $15,000.
Each of our directors is entitled to be reimbursed for reasonable travel and related expenses associated with attendance at Board or committee meetings, although they will not be paid additional fees for attending meetings or for serving on Board committees.
In June 2019, the Board approved annual awards for the continuing nonemployee directors for the period from May 29, 2019 through May 29, 2020, of which 100% vested on May 29, 2020.

Director Compensation in 2019
The table below sets forth information regarding non-employee director compensation for the fiscal year ended December 31, 2019.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	All Other Compensation ($)(3)	Total ($)	Total Number of Outstanding Unvested Equity Awards (#)(3)
Jeffrey T. Leeds(5)	—	$85,000	$180,000	$265,000	30,465
Guy Rounsaville, Jr.	$35,000	$35,000	$120,000	$190,000	12,544
James G. Eaton	—	$70,000	$120,000	$190,000	25,089

(1)	Represents the annual cash retainer earned for services rendered in 2019.

(2)	Represents the aggregate grant date fair value of the RSU awards computed in accordance with the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718.

(3)	Represents fees for serving on the Medley Special Committee which was established in connection with the Company’s merger with Sierra Income Corporation that was terminated May 3, 2020.

(4)	Represents the aggregate number of unvested RSUs held by each non-employee director as of the fiscal year end.

(5)	Mr. Leeds resigned from the Board effective August 11, 2020.

Narrative to Director Compensation Table
Eligible non-employee directors are awarded equity under the Company’s Incentive Plan. The directors’ RSUs granted in 2019 will vest in full on May 29, 2020, subject to the director’s continued service on the Board on the applicable vesting date. If the director ceases to be a member of the Board for any reason, all of his then unvested RSUs will be forfeited, and upon a change in control (as defined in the Incentive Plan), all of the director’s unvested RSUs will fully vest.
Compensation Committee Interlocks and Insider Participation
During the 2019 fiscal year, the members of our Compensation Committee were Mr. Leeds, Mr. Brook Taube (our Co-Chief Executive Officer) and Mr. Seth Taube (our Co-Chief Executive Officer). None of our executive officers serves as a member of the Board of Directors or Compensation Committee (or other committee performing equivalent functions) of any entity that has one or more executive officers serving on our Board of Directors or Compensation Committee.
Ownership of Securities
 The following table sets forth information regarding the beneficial ownership of shares of our common stock and of LLC Units as of June 30, 2020 by (1) each person known to us to beneficially own more than 5% of the outstanding voting securities of Medley Management Inc., (2) each of our directors and named executive officers and (3) all of our directors and executive officers as a group. Beneficial ownership is determined in accordance with the rules of the SEC.

	Class A Common Stock Beneficially Owned(1)		LLC Units Beneficially Owned(1)(2)		Class B Common Stock Beneficially Owned(2)	Combined Voting Power(2)(3)
Name of Beneficial Owner	Number	%	Number	%	Number	%
Medley Group LLC (2) 280 Park Avenue 6 Floor East New York, NY 10152	—	—%	—	—%	100	97.7%
American Financial Group Inc.(4) Great American Insurance Tower 301 East Fourth Street Cincinnati, OH 45202	579,100	9.1%	—	—%	—	*
Springhouse Capital (Master), L.P.(5) 18 Burr Farms Road, Westport, CT 06880	409,311	6.4%	—	—%	—	*
Named Executive Officers and Directors
Brook Taube(2)(6)	—	—%	10,000,000	37.8%	100	97.7%
Seth Taube(2)(7)	264,681	4.2%	10,000,000	37.8%	100	97.7%
Richard T. Allorto, Jr.	—	—%	1,253,259	4.7%	—	—
John D. Fredericks(8)	—	—%	910,561	3.4%	—	—
James G. Eaton	57,356	*	—	—	—	—
Guy Rounsaville, Jr.	38,125	*	—	—	—	—
John Dyett	—	—	—	—	—	—
Directors and executive officers as a group (7 persons)(2)	360,162	5.7%	26,444,555	90.7%	100	97.7%
 * Represents less than 1%.

(1)
Subject to the terms of the exchange agreement, the LLC Units are exchangeable for shares of our Class A common stock on a one-for-one basis. See “Certain Relationships and Related Person Transactions - Exchange Agreement.” Beneficial ownership of LLC Units reflected in this table does not include beneficial ownership of shares of our Class A common stock for which such LLC Units may be exchanged. Percentage of Class A common stock beneficially owned as reflected in this table is based on 6,370,844 shares of Class A common stock outstanding as of June 30, 2020. Percentage of LLC Units beneficially owned as reflected in this table treats LLC Units held by the Company as outstanding.

(2)
Holders of Class B common stock are entitled to a number of votes that is equal to 10 times the number of LLC Units held by such holder, regardless of the number of shares of Class B common stock held by such holder. Medley Group LLC, an entity wholly-owned by our pre-IPO owners, holds all 100 issued and outstanding shares of our Class B common stock, and the Class B common stock provides Medley Group LLC with a number of votes that is equal to 10 times the aggregate number of LLC Units held by all non-managing members of Medley LLC. As of June 30, 2020, the non-managing members of Medley LLC held 26,444,555 LLC Units entitling Medley Group LLC to 264,445,553 votes.

Messrs. Brook and Seth Taube may be deemed to have beneficial ownership of the shares of Class B common stock held by Medley Group LLC.

(3)
Represents percentage of voting power of the Class A common stock and Class B common stock voting together as a single class, based upon an aggregate of 6,370,844 shares of Class A common stock outstanding as of June 30, 2020, which carry a total of 6,370,844 votes, and 100 shares of Class B common stock outstanding as of June 30, 2020, which carry a total of 264,445,553 votes.

(4)
According to the Schedule 13G filed on January 31, 2020 by American Financial Group, Inc. (“American Financial”), American Financial has sole voting and sole dispositive power over 579,100 shares of our Class A common stock.

(5)
According to the Schedule 13G filed on February 13, 2020 by Springhouse Capital (Master), L.P. and certain of its affiliates (collectively, “Springhouse”), Springhouse has shared voting and shared dispositive power over 409,311 shares of our Class A common stock.

(6)	Includes 1,818,182 LLC Units owned by B. Taube 2014 Associates, LLC and 8,181,818 LLC Units owned by the Brook Taube Trust.

(7)
Includes 264,681 shares of Class A common stock held by The Seth and Angie Foundation, 909,091 LLC Units owned by A. Taube 2014 Associates, LLC, 909,091 LLC Units owned by S. Taube 2014 Associates and 8,181,818 LLC Units owned by The Seth and Angie Taube Trust.

(8)	On August 11, 2020, Mr. Fredericks resigned as the Company's General Counsel and Secretary.

Securities Authorized for Issuance under Equity Compensation Plans
The following table sets forth, as of December 31, 2019, certain information related to Medley Management Inc.'s compensation plans under which our Class A common stock may be issued.

	Number of securities to be issued upon exercise of outstanding restricted stock units and restricted LLC Units	Weighted-average exercise price of outstanding options, warrants and rights(2)		Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by stockholders(1)	4,109,594	—		3,322,751
Equity compensation plans not approved by stockholders	—	—	—	—

(1)	Relates to Medley Management Inc. 2014 Omnibus Incentive Plan.

(2)	The weighted average exercise price does not take into account outstanding restricted stock units or restricted LLC units, which have no exercise price.

Certain Relationships and Related Transactions, and Director Independence
Transactions with Related Persons
Exchange Agreement
In September 2014, we entered into an exchange agreement with the holders of LLC Units pursuant to which each holder of LLC Units (and certain permitted transferees thereof) may, from and after the first anniversary of the date of the IPO (subject to the terms of the exchange agreement) exchange their LLC Units for shares of our Class A common stock on a one-for-one basis, subject to customary conversion rate adjustments for stock splits, stock dividends and reclassifications. The exchange agreement also provides that a holder of LLC Units will not have the right to exchange LLC Units if Medley Management Inc. determines that such exchange would be prohibited by law or regulation or would violate other agreements with Medley Management Inc. or its subsidiaries to which such holder may be subject. Medley Management Inc. may impose additional restrictions on exchange that it determines to be necessary or advisable so that Medley LLC is not treated as a “publicly traded partnership” for United States federal income tax purposes. As a holder exchanges LLC Units for shares of Class A common stock, the number of LLC Units held by Medley Management Inc. is correspondingly increased as it acquires the exchanged LLC Units.
Registration Rights Agreement
In September 2014, we entered into a registration rights agreement with our pre-IPO owners pursuant to which we will grant them, their affiliates and certain of their transferees the right, under certain circumstances and subject to certain restrictions, to require us to register under the Securities Act shares of Class A common stock delivered in exchange for LLC Units. Under the registration rights agreement, we have agreed to register the exchange of LLC Units for shares of Class A common stock by our pre-IPO owners. In addition, Medley Group LLC, an entity wholly-owned by our pre-IPO owners, will have the right to request that we register the sale of shares of Class A common stock held by our pre-IPO owners an unlimited number of times and may require us to make available shelf registration statements permitting sales of shares of Class A common stock into the market from time to time over an extended period. Medley Group LLC will also have the ability to exercise certain piggyback registration rights in respect of shares of Class A common stock held by our pre-IPO owners in connection with registered offerings requested by other registration rights holders or initiated by us. Under the registration rights agreement, Medley Management Inc. will be liable for and pay all registration expenses in connection with each of the foregoing registrations.
Tax Receivable Agreement
Holders of LLC Units (other than Medley Management Inc.) may, subject to certain conditions, from and after the first anniversary of the date of the completion of the IPO (subject to the terms of the exchange agreement), exchange their LLC Units for shares of Class A common stock of Medley Management Inc. on a one-for-one basis. Medley LLC intends to make an election under Section 754 of the Code effective for each taxable year in which an exchange of LLC Units for shares of Class A common stock occurs, which is expected to result in increases to the tax basis of the assets of Medley LLC at the time of an exchange of LLC Units. The exchanges are expected to result in increases in the tax basis of the tangible and intangible assets of Medley LLC. These increases in tax basis may reduce the amount of tax that Medley Management Inc. would otherwise be required to pay in the future. These increases in tax basis may also decrease gains (or increase losses) on future dispositions of certain capital assets to the extent tax basis is allocated to those capital assets. The IRS may challenge all or part of the tax basis increase and increased deductions, and a court could sustain such a challenge.

In September 2014, we entered into a tax receivable agreement with the holders of LLC Units that provides for the payment by Medley Management Inc. to exchanging holders of LLC Units of 85% of the benefits, if any, that Medley Management Inc. is deemed to realize as a result of these increases in tax basis and of certain other tax benefits related to entering into the tax receivable agreement, including tax benefits attributable to payments under the tax receivable agreement. This payment obligation is an obligation of Medley Management Inc. and not of Medley LLC. Medley Management Inc. expects to benefit from the remaining 15% of cash tax savings, if any, in income tax it realizes. For purposes of the tax receivable agreement, the cash tax savings in income tax will be computed by comparing the actual income tax liability of Medley Management Inc. (calculated with certain assumptions) to the amount of such taxes that Medley Management Inc. would have been required to pay had there been no increase to the tax basis of the assets of Medley LLC as a result of the exchanges and had Medley Management Inc. not entered into the tax receivable agreement. The term of the tax receivable agreement will continue until all such tax benefits have been utilized or expired, unless Medley Management Inc. exercises its right to terminate the tax receivable agreement for an amount based on the agreed payments remaining to be made under the agreement (as described in more detail below) or Medley Management Inc. breaches any of its material obligations under the tax receivable agreement in which case all obligations generally will be accelerated and due as if Medley Management Inc. had exercised its right to terminate the tax receivable agreement. Estimating the amount of payments that may be made under the tax receivable agreement is by its nature imprecise, insofar as the calculation of amounts payable depends on a variety of factors. The actual increase in tax basis, as well as the amount and timing of any payments under the tax receivable agreement, will vary depending upon a number of factors, including:

•
the timing of exchanges - for instance, the increase in any tax deductions will vary depending on the fair market value, which may fluctuate over time, of the depreciable or amortizable assets of Medley LLC at the time of each exchange;

•
the price of shares of our Class A common stock at the time of the exchange - the increase in any tax deductions, as well as the tax basis increase in other assets, of Medley LLC, is directly proportional to the price of shares of our Class A common stock at the time of the exchange;

•	the extent to which such exchanges are taxable - if an exchange is not taxable for any reason, increased deductions will not be available; and

•
the amount and timing of our income - Medley Management Inc. will be required to pay 85% of the cash tax savings as and when realized, if any. If Medley Management Inc. does not have taxable income, Medley Management Inc. is not required (absent circumstances requiring an early termination payment) to make payments under the tax receivable agreement for that taxable year because no cash tax savings will have been realized. However, any cash tax savings that do not result in realized benefits in a given tax year will likely generate tax attributes that may be utilized to generate benefits in previous or future tax years. The utilization of such tax attributes will result in payments under the tax receivables agreement.

We anticipate that we will account for the effects of these increases in tax basis and associated payments under the tax receivable agreement arising from future exchanges as follows:

•	we will record an increase in deferred tax assets for the estimated income tax effects of the increases in tax basis based on enacted federal and state tax rates at the date of the exchange;

•
to the extent we estimate that we will not realize the full benefit represented by the deferred tax asset, based on an analysis that will consider, among other things, our expectation of future earnings, we will reduce the deferred tax asset with a valuation allowance; and

•
we will record 85% of the estimated realizable tax benefit (which is the recorded deferred tax asset less any recorded valuation allowance) as an increase to the liability due under the tax receivable agreement and the remaining 15% of the estimated realizable tax benefit as an increase to additional paid-in capital.

All of the effects of changes in any of our estimates after the date of the exchange will be included in net income. Similarly, the effect of subsequent changes in the enacted tax rates will be included in net income.
We expect that as a result of the size of the increases in the tax basis of the tangible and intangible assets of Medley LLC, the payments that we may make under the tax receivable agreement will be substantial. There may be a material negative effect on our liquidity if, as a result of timing discrepancies or otherwise, the payments under the tax receivable agreement exceed the actual cash tax savings that Medley Management Inc. realizes in respect of the tax attributes subject to the tax receivable agreement and/or distributions to Medley Management Inc. by Medley LLC are not sufficient to permit Medley Management Inc. to make payments under the tax receivable agreement after it has paid taxes. Late payments under the tax receivable agreement generally will accrue interest at an uncapped rate equal to LIBOR plus 500 basis points. The payments under the tax receivable agreement are not conditioned upon continued ownership of us by holders of LLC Units.
In addition, the tax receivable agreement provides that upon certain changes of control, Medley Management Inc.’s (or its successor’s) obligations with respect to exchanged or acquired LLC Units (whether exchanged or acquired before or after such transaction) would be based on certain assumptions, including Medley Management Inc. would have sufficient taxable income to fully utilize the deductions arising from the increased tax deductions and tax basis and other benefits related to entering into the tax receivable agreement.

Furthermore, Medley Management Inc. may elect to terminate the tax receivable agreement early by making an immediate payment equal to the present value of the anticipated future cash tax savings. In determining such anticipated future cash tax savings, the tax receivable agreement includes several assumptions, including (i) that any LLC Units that have not been exchanged are deemed exchanged for the market value of the shares of Class A common stock at the time of termination, (ii) Medley Management Inc. will have sufficient taxable income in each future taxable year to fully realize all potential tax savings, (iii) the tax rates for future years will be those specified in the law as in effect at the time of termination and (iv) certain non-amortizable assets are deemed disposed of within specified time periods. In addition, the present value of such anticipated future cash tax savings are discounted at a rate equal to LIBOR plus 100 basis points.
As a result of the change in control provisions and the early termination right, Medley Management Inc. could be required to make payments under the tax receivable agreement that are greater than or less than the specified percentage of the actual cash tax savings that Medley Management Inc. realizes in respect of the tax attributes subject to the tax receivable agreement. In these situations, our obligations under the tax receivable agreement could have a substantial negative impact on our liquidity.
Decisions made by our pre-IPO owners in the course of running our business may influence the timing and amount of payments that are received by an exchanging or selling existing owner under the tax receivable agreement. For example, the earlier disposition of assets following an exchange or acquisition transaction generally will accelerate payments under the tax receivable agreement and increase the present value of such payments, and the disposition of assets before an exchange or acquisition transaction will increase an existing owner’s tax liability without giving rise to any rights of an existing owner to receive payments under the tax receivable agreement. Payments under the tax receivable agreement are based on the tax reporting positions that we will determine. Medley Management Inc. will not be reimbursed for any payments previously made under the tax receivable agreement if a tax basis increase is successfully challenged by the IRS. As a result, in certain circumstances, payments could be made under the tax receivable agreement in excess of the Medley Management Inc.’s cash tax savings.
Medley LLC Limited Liability Company Agreement
Medley Management Inc. holds LLC Units in Medley LLC and is the sole managing member of Medley LLC. Accordingly, Medley Management Inc. will operate and control all of the business and affairs of Medley LLC and, through Medley LLC and its operating entity subsidiaries, conduct our business.
Pursuant to the limited liability company agreement of Medley LLC, Medley Management Inc. has the right to determine when distributions will be made to holders of LLC Units and the amount of any such distributions. If a distribution is authorized, such distribution will be made to the holders of LLC Units pro rata in accordance with the percentages of their respective limited liability company interests.
The holders of LLC Units, including Medley Management Inc., will incur United States federal, state and local income taxes on their proportionate share of any taxable income of Medley LLC. Net profits and net losses of Medley LLC will generally be allocated to its holders (including Medley Management Inc.) pro rata in accordance with the percentages of their respective limited liability company interests, except as otherwise required by law. The limited liability company agreement of Medley LLC will provide for cash distributions, which we refer to as “tax distributions”, to the holders of the LLC Units if Medley Management Inc., as the sole managing member of Medley LLC, determines that the taxable income of Medley LLC will give rise to taxable income for the holders of LLC Units to the extent that other distributions made by Medley LLC for such year were otherwise insufficient to cover such tax liabilities. Generally, these tax distributions will be computed based on our estimate of the net taxable income of Medley LLC multiplied by an assumed tax rate equal to the highest effective marginal combined United States federal, state and local income tax rate (including the “Medicare” tax imposed under the Code) prescribed for an individual or corporate resident in New York, New York or California (taking into account the non-deductibility of certain expenses and the character of our income) and the character of the applicable income, but not taking into account the deductibility of state and local income taxes for U.S. federal income tax purposes and without regard to certain basis adjustments that may have the effect of reducing a particular holders net taxable income.
The limited liability company agreement of Medley LLC also provides that substantially all expenses incurred by or attributable to Medley Management Inc. in connection with operating the Company's business, but not including obligations incurred under the tax receivable agreement by Medley Management Inc., income tax expenses of Medley Management Inc. and payments on indebtedness incurred by Medley Management Inc., will be borne by Medley LLC.
Other than Medley Management Inc., holders of LLC Units, including our pre-IPO owners, will, subject to limited exceptions, be prohibited from transferring any LLC Units held by them upon consummation of the IPO, or any shares of Class A common stock received upon exchange of such LLC Units, until the third anniversary of the IPO without our consent. Thereafter and prior to the fourth and fifth anniversaries of the IPO, such holders may not transfer more than 33 1/3% and 66 2/3%, respectively, of the number of LLC Units held by them upon consummation of the IPO, together with the number of any shares of Class A common stock received by them upon exchange therefor, without our consent. While this agreement could be amended or waived by us, our pre-IPO owners have advised us that they do not intend to seek any waivers of these restrictions.

John Fredericks Separation and Engagement Agreements
On August 11, 2020, John D. Fredericks resigned as the Company’s General Counsel and Secretary, effective as of that date. Commencing August 12, 2020, Mr. Fredericks will serve as outside counsel to the Company pursuant to an engagement agreement (the “Engagement Agreement”) entered into between the Company and Mr. Fredericks. The Engagement Agreement provides that Mr. Fredericks will be paid a monthly retainer of $25,000 in exchange for being available to provide at least 50 hours of services each month, with additional services available at an hourly rate of $650. The Engagement Agreement has no fixed term and may be terminated by the Company at any time. Additionally, on August 13, 2020, Mr. Fredericks and Medley LLC entered into a separation agreement (the “Separation Agreement”) regarding the terms of Mr. Fredericks separation, which provides, among other matters: (i) that for purposes of Mr. Fredericks’ restricted LLC unit award agreements, Mr. Fredericks’ resignation shall not be deemed a termination of service, it being understood that Mr. Fredericks is continuing to provide legal services pursuant to the Engagement Agreement, (ii) Mr. Fredericks agrees that the vesting schedule for certain restricted LLC unit grants as specified in the Separation Agreement is extended to February 28, 2022 (with the vesting of such restricted LLC units conditioned upon Mr. Fredericks’ continuing to provide the services pursuant to the Engagement Agreement), (iii) acknowledgment of Mr. Fredericks’ entitlement to a pro rata annual bonus on account of his services from January 1, 2020 through his August 11, 2020 separation date in an amount to be determined in accordance with Medley LLC’s regular practices and standards, which bonus will be determined and paid in 2021 at the same time as any bonuses are determined for any other members of Medley LLC, (iv) payment of up to 18 months of COBRA premiums for Mr. Fredericks and his dependents, and (v) Mr. Fredericks acknowledges and agrees to be bound to certain confidentiality obligations.
Other Transactions
Christopher Taube, our Senior Managing Director, Head of Institutional Fund Raising, is the brother of Mr. Brook Taube and Mr. Seth Taube, our Co-Chief Executive Officers and Co-Chairmen of the Board. In connection with his employment, Mr. Christopher Taube is entitled to a guaranteed annual payment related to his ownership interest in Medley LLC, as well as an annual discretionary bonus which may be in the form of cash, equity based awards and/or profits interests in our advisor entities. Mr. Christopher Taube received total compensation in 2019 valued at $1.5 million for his services, which included (i) the guaranteed annual payments and (ii) restricted LLC Units with an aggregate grant date fair value at $1,175,000. His compensation is commensurate with that of a similarly situated employee in his position.
Statement of Policy Regarding Transactions with Related Persons
Our Board of Directors recognizes the fact that transactions with related persons present a heightened risk of conflicts of interests and/or improper valuation (or the perception thereof). Our Board of Directors has adopted a written policy on transactions with related persons that is in conformity with the requirements for issuers having publicly-held common stock that is listed on the NYSE.
This related person policy requires that a “related person” (as defined as in Item 404(a) of Regulation S-K) must promptly disclose to our General Counsel any “related person transaction” (defined as any transaction that is anticipated would be reportable by us under Item 404(a) of Regulation S-K in which we were or are to be a participant and the amount involved exceeds $120,000 and in which any related person had or will have a direct or indirect material interest) and all material facts with respect thereto. The General Counsel will then promptly communicate that information to our Board. No related person transaction will be executed without the approval or ratification of our Board or a duly authorized committee of the Board. It is our policy that directors interested in a related person transaction will recuse themselves from any vote on a related person transaction in which they have an interest.

PROPOSAL NO. 2 - RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected RSM US LLP to serve as our independent registered public accounting firm for fiscal year 2020.

Although stockholder ratification is not required by our by-laws or otherwise, the Board is submitting the selection of RSM US LLP to our stockholders for ratification because we value our stockholders’ views on the Company’s independent registered public accounting firm. If our stockholders fail to ratify the selection, it will be considered as notice to the Audit Committee to consider the selection of a different firm. Even if the selection is ratified, the Audit Committee, in its discretion, may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

Representatives of RSM US LLP are expected to participate in the Annual Meeting. They also will have the opportunity to make a statement if they desire to do so, and they are expected to be available to respond to appropriate questions.

Audit Committee Pre-approval Policies and Procedures
Consistent with SEC policies regarding auditor independence and the Audit Committee’s charter, the Audit Committee is directly responsible for the appointment, compensation, retention, oversight and termination of the independent registered public accounting firm engaged (including the resolution of disagreements between management and such firm regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company. In exercising this responsibility, the Audit Committee pre-approves all audit and permitted non-audit services provided by the independent registered public accounting firm prior to each engagement going forward. These services may include audit services, audit related services, tax services and other services. In addition, the Audit Committee may also pre-approve particular services on a case-by-case basis. The Audit Committee may form and delegate authority to subcommittees consisting of one or more members who are independent directors, when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting.
RSM US LLP Fees
In connection with the audit of the Company’s annual financial statements for the fiscal year ended December 31, 2019, we entered into an agreement with RSM US LLP which sets forth the terms by which RSM US LLP performed audit services for the Company.
The following table presents fees for professional services rendered by RSM US LLP for the audit of our consolidated financial statements for 2019 and 2018 and fees billed for other services rendered by RSM US LLP for those periods:

	2019	2018
Audit fees(1)	$694,605	$776,036
Audit-related fees(2)	—	—
Tax fees(3)	—	—
All other fees(4)	—	—
Total	$694,605	$776,036

(1)
Amounts reported under Audit fees include professional services rendered for the audits of our annual financial statements and reviews of our quarterly financial statements. This category also includes fees for professional services rendered in connection with the quarterly reviews and year-end audit of Medley LLC’s consolidated financial statements as well as customary services that only the independent auditor reasonably can provide such as consents and assistance with, and review of, other documents filed with the SEC.

(2)
Amounts reported under Audit-related fees include assurance and related services by the principal accountant that are reasonably related to the performance of the audit or review of the registrant’s financial statements and are not reported under audit fees. There were no such fees in 2019 and 2018.

(3)
Amounts reported under Tax fees include professional services rendered for tax return compliance and consultations related to technical interpretations, applicable laws and regulations and tax accounting. There were no such fees in 2019 or 2018.

(4)
All other fees encompasses any services provided by the independent registered public accounting firm other than services reported in the other above categories. There were no such fees in 2019 and 2018.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF RSM US LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUTNING FIRM FOR FISCAL YEAR 2020.

PROPOSAL NO. 3 - APPROVAL OF AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO EFFECT THE REVERSE STOCK SPLIT
General
The Company is asking stockholders to adopt and approve the Proposed Reverse Stock Split Amendment to effect the Reverse Stock Split. The Board has unanimously approved and declared advisable the Proposed Reverse Stock Split Amendment, and recommends that our stockholders adopt and approve the Proposed Reverse Stock Split Amendment. The following description of the Proposed Reverse Stock Split Amendment is a summary and is subject to the full text of the Proposed Reverse Stock Split Amendment, which is attached to this Proxy Statement as Annex A.
If stockholders approve this proposal, the Board will cause the Certificate of Amendment to be filed with the Delaware Secretary of State and effect the Reverse Stock Split only if the Board determines that the Reverse Stock Split would be in the best interests of the Company and its stockholders. The Reverse Stock Split could become effective as soon as the business day immediately following the Annual Meeting. The Board also may determine in its discretion not to effect the Reverse Stock Split and not to file the Certificate of Amendment. No further action on the part of stockholders will be required to either implement or abandon the Reverse Stock Split.
Depending on the ratio for the Reverse Stock Split determined by the Board, (i) a minimum of 643,436 and a maximum of 1,286,873 shares in aggregate of the Company’s existing Class A common stock will be combined into one new share of our Class A common stock and (ii) a minimum of 10 and a maximum of 20 shares in aggregate of the Company’s existing Class B common stock will be combined into one new share of our Class B common stock. As of the Record Date, (i) 6,434,364 shares of our Class A common stock were issued and outstanding and (ii) 100 shares of our Class B common stock were issued and outstanding. Based on the number of shares of Class A common stock and Class B common stock issued and outstanding as of the Record Date, immediately following the Reverse Stock Split, the Company would have approximately 1,286,873 shares of Class A common stock issued and outstanding and 20 shares of Class B common stock issued and outstanding if the ratio for the Reverse Stock Split is 1-5, and approximately 643,436 shares of Class A common stock issued and outstanding and approximately 10 shares of Class B common stock issued and outstanding if the ratio for the Reverse Stock Split is 1-10, as illustrated in the table under the caption “Effects of the Reverse Stock Split - Effect on Shares of Common Stock.” Any other ratios selected within such range would result in a number of shares of Class A common stock and Class B common stock issued and outstanding following the Reverse Stock Split between 643,436 and 1,286,873 Class A shares and between 10 and 20 Class B shares.
If approved and effected, the Reverse Stock Split will be realized simultaneously and in the same ratio for all classes (Class A and Class B). All holders of the Company’s common stock will be affected proportionately by the Reverse Stock Split.
No fractional shares of common stock will be issued as a result of the Reverse Stock Split. Instead, any stockholder who would have been entitled to receive a fractional share as a result of the Reverse Stock Split will receive cash payments in lieu of such fractional shares. Each stockholder will hold the same percentage of the outstanding common stock immediately following the Reverse Stock Split as that stockholder did immediately prior to the Reverse Stock Split, except to the extent that the Reverse Stock Split results in stockholders receiving cash in lieu of fractional shares. The par value of our Class A common stock and Class B common stock will continue to be $0.01 per share (see “-Effects of the Reverse Stock Split -Reduction in Stated Capital”).
Except as otherwise indicated, all share, per share, and related numbers and data in this Proxy Statement reflect pre-split information and do not give effect to the Reverse Stock Split.
Reasons for the Reverse Stock Split
Reverse Stock Split. The Board has determined that it is in the best interests of the Company and its stockholders to effect a Reverse Stock Split within the range of 1-5 to 1-10, with the exact ratio to be determined by the Board at a later date, in order to reduce the number of shares of common stock outstanding. The Board authorized the Reverse Stock Split of our common stock with the primary intent of increasing the per share trading price of our common stock in order to meet the NYSE’s price criteria for continued listing on the NYSE. Our common stock is publicly traded and listed on the NYSE under the symbol “MDLY.” Accordingly, for these and other reasons discussed below, we believe that effecting the Reverse Stock Split is in the Company’s and our stockholders’ best interests.
On April 17, 2020, the Company received written notice (the “Notice”) from the NYSE that the average closing price of the Company’s Class A common stock over the prior 30 consecutive trading day period was below $1.00 per share, which is the minimum average closing price per share required to maintain listing on the NYSE under Section 802.01C of the NYSE Listed Company Manual (“Section 802.01C”). The Company considered all available options in order to regain compliance with the requirements of Section 802.01C. Based upon its review, the Board determined to propose a reverse stock split for stockholder approval. On May 1, 2020, the Company notified the NYSE of its receipt of the Notice and its intention to cure the share price non-compliance through a reverse stock split. A delisting of our Class A common stock from the NYSE would negatively impact us because it could: (i) reduce the liquidity and market price of our Class A common stock; (ii) reduce the number of investors willing to hold or acquire our Class A common stock, which could negatively impact our ability to raise equity financing; and (iii) limit our ability offer and sell freely tradable securities, thereby preventing us from accessing the public capital markets. We may not be able to meet the minimum share price requirement of Section 802.01C unless we effect the Reverse Stock Split. The Company has until December 26, 2020 to regain compliance with the minimum share price requirement. If stockholder approval is required to cure the share price non-compliance, as is the case to effectuate a reverse stock split, the Company must obtain stockholder approval no later than the Annual Meeting and promptly implement the action thereafter. The Company can regain compliance if, on the last trading day of any calendar month during the cure period, our Class A common stock has (i) a closing price of at least $1.00 per share and (ii) an average closing price of at least $1.00 per share over the 30-trading day period ending on the last trading day of such month. If the Company effectuates the Reverse Stock Split, it will regain compliance with Section 802.01C if the Company’s price per share of Class A common stock promptly exceeds $1.00 per share, and remains above that level for at least the following 30 trading days.
In addition to bringing the per share trading price of our Class A common stock back above $1.00, we also believe that the Reverse Stock Split by increasing our stock price will make our Class A common stock more attractive to a broader range of investors. Many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. In addition, some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. Because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current trading prices of our Class A common stock can result in individual stockholders paying transaction costs that are a higher percentage of the value of the transaction than would be the case if the share price were substantially higher. We believe that the Reverse Stock Split, when effected, will make our Class A common stock a more attractive and cost-effective investment for many investors.
Reducing the number of outstanding shares of our common stock through the Reverse Stock Split is intended, absent other factors, to increase the per share trading price of our Class A common stock. However, other factors, such as our financial results, market conditions and the market perception of our business, may adversely affect the market price of our Class A common stock. As a result, there can be no assurance that the Reverse Stock Split, if implemented, will produce the intended results described above, that the market price of our Class A common stock will increase following implementation of the Reverse Stock Split or that the market price of our Class A common stock will not decrease in the future.
We believe that a Reverse Stock Split will also provide the Company and its stockholders with other benefits. Currently, the fees we pay to list our shares on the NYSE are based on the number of shares we have outstanding. Also, the fees we pay for custody and clearing services, the fees we pay to the SEC to register securities for issuance and the costs of our proxy solicitations are frequently based on or related to the number of shares being held, cleared or registered, as applicable. Reducing the number of shares that are outstanding and that will be issued in the future may reduce the amount of fees and taxes that we pay to these organizations and agencies, as well as other organizations and agencies that levy charges based on the number of shares rather than the value of the shares.
Board Discretion to Implement the Reverse Stock Split
The Board believes that stockholder adoption and approval of the Reverse Stock Split within the Range is in the best interests of the Company and its stockholders because it provides the Board with the flexibility to achieve the desired results of the Reverse Stock Split and because it is not possible to predict market conditions at the time the Reverse Stock Split is implemented. If our stockholders approve this proposal, the Board will implement the Reverse Stock Split upon a determination that the Reverse Stock Split is in the best interests of the Company and its stockholders at that time, but not later than December 26, 2020. The Board will then select the ratio for the Reverse Stock Split from the Range adopted and approved by the stockholders that the Board determines to be advisable and in the best interests of the Company and its stockholders, considering relevant market conditions at the time the Reverse Stock Split is to be implemented. The factors that the Board may consider in determining the Reverse Stock Split ratio include, but are not limited to, the following:
•    the historical trading price and trading volume of our Class A common stock;
•    our ability to meet the NYSE continued listing standards rules, including the minimum share price requirement;

•    the then-prevailing trading price and trading volume of our common stock and the expected impact of the Reverse Stock Split on the trading market for our common stock in the short-term and long-term; and
•    general market, economic conditions, and other related conditions prevailing in our industry.
Certain Risks and Potential Disadvantages Associated with the Reverse Stock Split
We cannot assure you that the proposed Reverse Stock Split will increase our stock price. We expect that the Reverse Stock Split will increase the per share market price of our Class A common stock. However, the effect of the Reverse Stock Split on the per share market price of our Class A common stock cannot be predicted with any certainty, and the history of reverse stock splits for other companies is varied, particularly since some investors may view a reverse stock split negatively. It is possible that the per share market price of our Class A common stock after the Reverse Stock Split will not increase in the same proportion as the reduction in the number of our outstanding shares of common stock following the Reverse Stock Split. In addition, although we believe the Reverse Stock Split may enhance the marketability of our Class A common stock to certain potential investors, we cannot assure you that, if implemented, our Class A common stock will be more attractive to investors. Even if we implement the Reverse Stock Split, the per share market price of our Class A common stock may decrease due to factors unrelated to the Reverse Stock Split, including our future performance. If the Reverse Stock Split is consummated and the per share market price of our common stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the Reverse Stock Split.
We cannot assure you that we will regain and continue in compliance with the continued listing standards of the NYSE. Even if our stockholders adopt and approve the Reverse Stock Split and the Reverse Stock Split is effected, there can be no assurance that we will regain compliance with the NYSE continued listing standards and/or continue to meet the NYSE continued listing criteria.
The proposed Reverse Stock Split may decrease the liquidity of our Class A common stock and result in higher transaction costs. The liquidity of our Class A common stock may be negatively impacted by the Reverse Stock Split, given the reduced number of shares that will be outstanding after the Reverse Stock Split, particularly if the per share market price does not increase as a result of the Reverse Stock Split. In addition, if the Reverse Stock Split is implemented, it will increase the number of our stockholders who own “odd lot”" of fewer than 100 shares of common stock. Brokerage commissions and other costs of transactions in odd lots are generally higher than the costs of transactions of more than 100 shares of common stock. Accordingly, the Reverse Stock Split may not achieve the desired results of increasing the marketability of our common stock as described above.
Effective Time
The effective time of the Reverse Stock Split (the “Effective Time”), if approved by stockholders and implemented by the Board, will be the date and time set forth in the Certificate of Amendment that is filed with the Delaware Secretary of State, will be determined at the discretion of the Board, and may occur as soon as the business day immediately following the Annual Meeting, assuming the stockholders approve the Proposed Reverse Stock Split Amendment. However, the exact timing of the filing of the Certificate of Amendment to effect the Reverse Stock Split will be determined by the Board based on its evaluation as to when such action will be the most advantageous to the Company and our stockholders, but not later than December 26, 2020.
If, at any time prior to the filing of the Certificate of Amendment with the Delaware Secretary of State, notwithstanding stockholder approval, and without further action by the stockholders, the Board, in its sole discretion, determines that it is in the best interests of the Company and its stockholders to delay the filing of the Certificate of Amendment or abandon the Reverse Stock Split, the Reverse Stock Split may be delayed or abandoned.

Fractional Shares
We will not issue fractional shares in connection with the Reverse Stock Split. Stockholders who would otherwise hold fractional shares because the number of shares of common stock they hold before the Reverse Stock Split is not evenly divisible by the split ratio ultimately determined by the Board will be entitled to receive a cash payment (without interest and subject to backup withholding and applicable withholding taxes) from the transfer agent in lieu of such fractional shares. The cash payment is subject to applicable U.S. federal and state income tax and state abandoned property laws. Stockholders will not be entitled to receive interest for the period of time between the Effective Time and the date payment is received.
In lieu of issuing fractional shares, stockholders who otherwise would be entitled to receive fractional shares will be entitled to receive cash (without interest) from the Company’s transfer agent in lieu of such fractional share interests upon submission of a transmission letter by a stockholder holding the shares in book-entry form and, where shares are held in certificated form, upon the surrender of the stockholder’s certificated shares, in an amount equal to the product obtained by multiplying (a) the closing price per share of the Class A Common Stock as reported on the New York Stock Exchange as of the date of the Effective Time, by (b) the fraction of one share owned by the stockholder.
After the Reverse Stock Split, a stockholder will have no further interest in the Company with respect to its fractional share interest, and persons otherwise entitled to a fractional share will not have any voting, dividend or other rights with respect thereto except the right to receive a cash payment as described above.
Stockholders should be aware that, under the escheat laws of various jurisdictions, sums due for fractional interests that are not timely claimed after the effective time of the Reverse Stock Split may be required to be paid to the designated agent for each such jurisdiction, unless correspondence has been received by the Company or the transfer agent concerning ownership of such funds within the time permitted in such jurisdiction. Thereafter, if applicable, stockholders otherwise entitled to receive such funds, but who do not receive them due to, for example, their failure to timely comply with the transfer agent’s instructions, will have to seek to obtain such funds directly from the state to which they were paid.
Effects of the Reverse Stock Split
General
After the Effective Time, if approved by stockholders and implemented by the Board, each stockholder will own a reduced number of shares of common stock. The principal effect of the Reverse Stock Split will be to proportionately decrease the number of outstanding shares of our common stock based on the reverse stock split ratio selected by the Board.
Voting rights and other rights of the holders of our common stock will not be affected by the Reverse Stock Split, other than as a result of the treatment of fractional shares as described above. For example, a holder of 2% of the voting power of the outstanding shares of our common stock immediately prior to the effectiveness of the Reverse Stock Split will generally continue to hold 2% (assuming there is no impact as a result of the payment of cash in lieu of issuing fractional shares) of the voting power of the outstanding shares of our common stock after the Reverse Stock Split. The number of stockholders of record will not be affected by the Reverse Stock Split (except to the extent any are cashed out as a result of holding fractional shares). If approved and implemented, the Reverse Stock Split may result in some stockholders owning “odd lots” of less than 100 shares of our common stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 shares. The Board believes, however, that these potential effects are outweighed by the benefits of the Reverse Stock Split.
Effect on Shares of Common Stock
The following table contains approximate information, based on share information as of September 17, 2020, relating to our outstanding Class A common stock based on the Range of the Reverse Stock Split ratio and information regarding our authorized and outstanding shares assuming that Proposal No. 3 and Proposal No. 4 are approved and the Reverse Stock Split and the Authorized Share Reduction are implemented:

Status	Number of Shares of Class A Common Stock Authorized	Number of Shares of Class A Common Stock Issued and Outstanding
Pre-Reverse Stock Split	3,000,000,000	6,434,364
Post-Reverse Stock Split 1:5	5,000,000	1,286,873
Post-Reverse Stock Split 1:10	5,000,000	643,436

The following table contains approximate information, based on share information as of September 17, 2020, relating to our outstanding Class B common stock based on the Range of the Reverse Stock Split ratio and information regarding our authorized shares assuming that the proposal is approved and the Reverse Stock Split and the Authorized Share Reduction are implemented:

Status	Number of Shares of Class B Common Stock Authorized	Number of Shares of Class B Common Stock Issued and Outstanding
Pre-Reverse Stock Split	1,000,000	100
Post-Reverse Stock Split 1:5	1,000	20
Post-Reverse Stock Split 1:10	1,000	10
Reported per share net income or loss will be higher because there will be fewer shares of common stock outstanding.
After the effective date of the Reverse Stock Split that the Board elects to implement, our Class A common stock would have a new committee on uniform securities identification procedures, or CUSIP number, a number used to identify our Class A common stock.
Our Class A common stock is currently registered under Section 12(b) of the Exchange Act, and we are subject to the periodic reporting and other requirements of the Exchange Act. The Reverse Stock Split will not affect the registration of our Class A common stock under the Exchange Act or the listing of our Class A common stock on the NYSE. Following the Reverse Stock Split, our common stock will continue to be listed on the NYSE under the symbol “MDLY”, although it will be considered a new listing with a new CUSIP number.
Effect on Preferred Stock
Pursuant to our Certificate of Incorporation, our capital stock consists of 3,000,000,000 shares of Class A common stock, par value $0.01 per share, 6,434,364 of which are outstanding, 1,000,000 shares of Class B common stock, par value $0.01 per share, 100 of which are outstanding, and 300,000,000 shares of Preferred Stock, par value $0.01 per share, none of which are outstanding. The Proposed Amendment to effect the Reverse Stock Split would not impact the par value of the preferred stock.
Effect on Par Value
The Proposed Amendment will not affect the par value of our Class A or Class B common stock, which will each remain at $0.01.
Reduction in Stated Capital
As a result of the Reverse Stock Split, upon the Effective Time, the stated capital on our balance sheet attributable to our common stock, which consists of the par value per share of our common stock multiplied by the aggregate number of shares of our common stock issued and outstanding, will be reduced in proportion to the size of the Reverse Stock Split, subject to a minor adjustment in respect of the treatment of fractional shares, and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. Our stockholders’ equity, in the aggregate, will remain unchanged.
No Going Private Transaction
Depending on the Reverse Stock Split ratio selected by the Board, as a result of the Reverse Stock Split, certain stockholders may no longer have any equity interest in the Company. Because no fractional shares will be issued, holders of common stock could be eliminated in the event that the Reverse Stock Split is implemented. However, the Board does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.
Potential Anti-takeover Effects of a Reverse Stock Split
As described below in Proposal No. 4, we are also seeking authorization for the Proposed Authorized Share Reduction Amendment to reduce the shares of the Company’s capital stock authorized for issuance. The Company is seeking authorization for the Proposed Authorized Share Reduction Amendment in part because implementation of the Reverse Stock Split will result in a significant increase in the authorized but unissued shares of Class A common stock and Class B common stock vis-à-vis the outstanding shares of Class A common stock and Class B common stock, respectively. (Moreover, the Company’s certificate of incorporation currently provides for a very large number of shares authorized for issuance as compared to the Company’s outstanding stock, which results in a significant franchise tax burden payable by the Company.) An increased proportion of unissued authorized shares to issued shares could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of the Board or contemplating a tender offer or other transaction for the combination of the Company with another company). The Reverse Stock Split proposal is not being proposed in response to any effort of which we are aware to accumulate shares of our Class A common stock or Class B common stock or obtain control of the Company, nor is it part of a plan by management to recommend a series of similar amendments to the Board and shareholders. Our Board has not considered the Reverse Stock Split to be a tool to be utilized as a type of anti-takeover device, and it has determined that a reduction in the number of authorized shares of Class A common stock and Class B common stock is appropriate.
Shares Held in Book-Entry or Through a Broker, Bank or Other Holder of Record
If you hold registered shares of our common stock in a book-entry form, you do not need to take any action to receive your post-Reverse Stock Split shares of our common stock in registered book-entry form or your cash payment in lieu of fractional shares, if applicable. If you are entitled to post-Reverse Stock Split shares of our common stock, a transaction statement will automatically be sent to your address of record as soon as practicable after the Effective Time indicating the number of shares of our common stock you hold. In addition, if you are entitled to a payment of cash in lieu of fractional shares, a check will be mailed to you at your registered address as soon as practicable after the Effective Time. By signing and cashing this check, you will warrant that you owned the shares of the Company’s common stock for which you received a cash payment.
At the Effective Time, we intend to treat stockholders holding shares of our common stock in “street name” (that is, through a broker, bank or other holder of record) in the same manner as registered stockholders whose shares of our common stock are registered in their names. Brokers, banks or other holders of record will be instructed to effect the Reverse Stock Split for their beneficial holders holding shares of our common stock in “street name”; however, these brokers, banks or other holders of record may apply their own specific procedures for processing the Reverse Stock Split. If you hold your shares of our common stock with a broker, bank or other holder of record, and you have any questions in this regard, we encourage you to contact your holder of record.
Exchange of Shares Held in Certificate Form
Stockholders should not destroy any stock certificates. If you hold any of your shares of our common stock in certificate form, you will receive a transmittal letter from our transfer agent, American Stock Transfer & Trust Company, LLC, as soon as practicable after the Effective Time. The transmittal letter will be accompanied by instructions specifying how you can deliver your stock certificates to the transfer agent and exchange them for shares of common stock held in book-entry form through the Depository Trust Company’s Direct Registration System. After the Effective Time, any shares of common stock you hold in certificate form representing pre-split shares of common stock cannot be traded for value, other than in accordance with the exchange procedures described above, and cannot be used for either transfers or deliveries of your shares to other persons. Accordingly, you must exchange your stock certificates for shares held in book-entry form in order to trade your shares for value or to effect transfers or deliveries of your shares after the Reverse Stock Split. Until surrendered, we will deem outstanding pre-split stock certificates held by stockholders to be cancelled and only to represent the number of whole shares of post-Reverse Stock Split common stock to which these stockholders are entitled, subject to the treatment of fractional shares. No service charges will be payable by holders of shares of common stock in connection with the exchange of certificates. All of such expenses will be borne by the Company.
As soon as practicable after the surrender to the transfer agent of any stock certificates, together with a properly completed and duly executed transmittal letter and any other documents the transfer agent may specify, the transfer agent will adjust its records to reflect that the shares of common stock represented by such stock certificates are held in book-entry form in the name of such person.
DO NOT SEND YOUR STOCK CERTIFICATES TO THE COMPANY OR OUR TRANSFER AGENT NOW. YOU MUST SEND THEM TO THE TRANSFER AGENT ONLY AFTER YOU RECEIVE THE TRANSMITTAL LETTER FROM THE TRANSFER AGENT.
Certain of our registered holders of common stock may hold some or all of their shares electronically in book-entry form with the transfer agent. These stockholders do not have stock certificates evidencing their ownership of our common stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts. Stockholders who hold shares electronically in book-entry form with the transfer agent will not need to take action (the exchange will be automatic) to receive whole shares of post-Reverse Stock Split common stock, subject to adjustment for treatment of fractional shares.
No Appraisal Rights
Under the DGCL, our stockholders are not entitled to dissenter’s rights or appraisal rights with respect to the Reverse Stock Split and we will not independently provide our stockholders with any such rights.

Interest of Certain Persons in Matters to be Acted Upon
No executive officer or director has any substantial interest, direct or indirect, by security holdings or otherwise, in the Reverse Stock Split that is not shared by all of our other stockholders.
Certain U.S. Federal Income Tax Consequences of the Reverse Stock Split
The following discussion is a general summary of material U.S. federal income tax consequences of the reverse stock split that may be relevant to U.S. Holders (as defined below) of our Class A common stock and Class B common stock (collectively, our “common stock”), but does not purport to be a complete analysis of all potential tax effects. The effects of other U.S. federal tax laws, such as estate and gift tax laws, and any applicable state, local or non-U.S. tax are not discussed. This discussion is based on currently existing provisions of the Internal Revenue Code of 1986, as amended (the “Code”), its legislative history, existing and proposed federal income tax regulations, judicial decisions, and published rulings and administrative pronouncements of the U.S. Internal Revenue Service (the “IRS”), in each case in effect as of the date hereof. These authorities may change or be subject to differing interpretations. Any such change or differing interpretation may be applied retroactively in a manner that could adversely affect a holder of our common stock. We have not sought and will not seek an opinion of counsel or any rulings from the IRS regarding the matters discussed below. There can be no assurance the IRS or a court will not take a contrary position to that discussed below regarding the tax consequences of the reverse stock split.
This discussion is limited to holders that hold our common stock as “capital assets” within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion does not address all U.S. federal income tax consequences that may be applicable to holders in light of their particular circumstances or to holders subject to special treatment under U.S. federal income tax law, including without limitation:

•	persons that are not U.S. Holders (as defined below);

•	persons subject to the alternative minimum tax;

•	U.S. Holders (as defined below) whose functional currency is not the U.S. dollar;

•	persons holding our common stock as part of a hedge, straddle or other risk reduction strategy or as part of a conversion transaction or other integrated investment;

•	banks, insurance companies, and other financial institutions;

•	real estate investment trusts or regulated investment companies;

•	brokers, dealers or traders in securities;

•	corporations that accumulate earnings to avoid U.S. federal income tax;

•	S corporations, partnerships or other entities or arrangements treated as partnerships for U.S. federal income tax purposes (and investors therein);

•	tax-exempt organizations or governmental organizations;

•	persons deemed to sell our common stock under the constructive sale provisions of the Code;

•	persons whose shares constitute “qualified small business stock” for purposes of Section 1202 of the Code;

•	persons who hold or receive our common stock pursuant to the exercise of any employee stock option or otherwise as compensation; and

•	tax-qualified retirement plans.
THIS DISCUSSION IS PROVIDED FOR GENERAL INFORMATION ONLY AND DOES NOT CONSTITUTE LEGAL ADVICE TO ANY HOLDER. WE STRONGLY URGE A HOLDER OF OUR COMMON STOCK TO CONSULT THEIR OWN TAX ADVISORS CONCERNING THE U.S. FEDERAL INCOME TAX CONSEQUENCES RELATING TO THE REVERSE STOCK SPLIT IN LIGHT OF SUCH HOLDER’S PARTICULAR CIRCUMSTANCES AND ANY CONSEQUENCES ARISING UNDER STATE, LOCAL, OR FOREIGN INCOME OR OTHER TAX LAW.
For purposes of this discussion, a “U.S. Holder” is a beneficial owner of shares of our common stock for U.S. federal income tax purposes that is or is treated as: (1) an individual who is a citizen or resident of the United States; (2) a corporation (or other entity taxable as a corporation) created or organized under the laws of the United States, any state thereof, or the District of Columbia; (3) an estate the income of which is subject to U.S. federal income tax regardless of its source; or (4) a trust that (a) is subject to the primary supervision of a U.S. court and the control of one or more “United States persons” (within the meaning of Section 7701(a)(30) of the Code, or (b) has a valid election in effect under applicable Treasury Regulations to be treated as a United States person
Tax Consequences of the Reverse Stock Split Generally
The reverse stock split is expected to constitute a “recapitalization” for U.S. federal income tax purposes pursuant to Section 368(a)(1)(E) of the Code. As a result, a U.S. Holder generally should not recognize gain or loss upon the reverse stock split, except with respect to cash received in lieu of a fractional share of our common stock, as discussed below. A U.S. Holder’s aggregate adjusted tax basis in the shares of our common stock received pursuant to the reverse stock split should equal the aggregate adjusted tax basis of the shares of our common stock surrendered and such U.S. Holder’s holding period in the shares of our common stock received should include the holding period in the shares of our common stock surrendered. Treasury Regulations provide detailed rules for allocating the tax basis and holding period of the shares of our common stock surrendered to the shares of our common stock received in a recapitalization pursuant to the reverse stock split. U.S. Holders of shares of our common stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.
In general, a U.S. Holder that receives cash in lieu of a fractional share of our common stock pursuant to the reverse stock split will recognize gain or loss based upon the difference between the amount of cash received and the U.S. Holder’s adjusted tax basis in the shares of our common stock surrendered that is allocated to such fractional share as set forth above, as if such fractional shares were distributed as part of the reverse stock split and then redeemed, subject to the provisions and limitations of Section 302 of the Code (including, without limitation, certain attribution rules that could result in the cash payment being treated as a dividend). The gain or loss will constitute a capital gain or loss and will constitute long-term capital gain or loss if the U.S. Holder’s holding period is greater than one year as of the effective time of the reverse stock split.
Information Reporting and Backup Withholding
Information reporting and backup withholding (at a current rate of 24%) may apply to holders who receive cash in lieu of a fractional share of our common stock pursuant to the reverse stock split. Backup withholding generally will not apply to (1) a U.S. Holder that furnishes a correct taxpayer identification number and certifies that such holder is not subject to backup withholding on IRS Form W-9 or (2) any holder that otherwise establishes an exemption from backup withholding. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be refunded or allowed as a credit against the U.S. Holder’s federal income tax liability, if any, provided the required information is timely furnished to the IRS. U.S. Holders should consult their tax advisors regarding their qualification for an exemption from backup withholding and the procedures for obtaining such an exemption.

Required Vote
Under the DGCL, the affirmative vote of the holders of a majority in voting power of our outstanding shares of common stock as of the Record Date is required to adopt and approve the Proposed Reverse Stock Split Amendment. Because adoption and approval of the Amended Certificate of Incorporation to effect the Reverse Stock Split requires a majority in voting power of the outstanding shares of common stock, an abstention will have the same effect as voting “AGAINST” the proposal. Brokers, banks and other nominees may have discretionary authority to vote on the approval of the Proposed Reverse Stock Split Amendment and therefore no “broker non-votes” are anticipated with respect to this proposal.
THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE PROPOSED REVERSE STOCK SPLIT AMENDMENT.
If you validly sign and return a proxy card but give no instructions on the proxy card, the shares covered by the proxy card will be voted FOR the approval of the Proposed Reverse Stock Split Amendment in accordance with the recommendation of the Board.

PROPOSAL NO. 4 - APPROVAL OF AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO EFFECT THE AUTHORIZED SHARE REDUCTION
General
The Company is asking stockholders to adopt and approve an amendment to the Company's amended and restated certificate of incorporation to effect the Authorized Share Reduction. The Board has unanimously approved and declared advisable the Proposed Authorized Share Reduction Amendment, and recommends that our stockholders adopt and approve the Proposed Authorized Share Reduction Amendment. The foregoing description of the Proposed Authorized Share Reduction Amendment is a summary and is subject to the full text of the Proposed Authorized Share Reduction Amendment, which is attached to this Proxy Statement as Annex B.
If stockholders approve this Proposal No. 4 (and provided that Proposal No. 3 is also approved and the Reverse Stock Split authorized pursuant thereto is implemented), the Company will cause a Certificate of Amendment to be filed with the Delaware Secretary of State to effectuate the Authorized Share Reduction.  The Authorized Share Reduction Amendment will be implemented only to the extent the Reverse Stock Split described in Proposal No. 3 is effectuated, as the Reverse Stock Split will reduce the Company’s outstanding Class A common shares to a number permitting the Authorized Share Reduction Amendment to be implemented without reducing the number of the Company’s authorized Class A common shares below the number then outstanding.  We currently expect that the Authorized Share Reduction would become effective simultaneously with the effectiveness of a Reverse Stock Split implemented pursuant to Proposal No. 3. No further action on the part of stockholders will be required to implement the Authorized Share Reduction.

Pursuant to our Amended and Restated Certificate of incorporation, we currently have 3,000,000,000 shares of authorized Class A common stock, 1,000,000 shares of authorized Class B common stock and 300,000,000 shares of authorized and undesignated preferred stock. Our board of directors recommends that our stockholders approve an amendment to our Amended and Restated Certificate of Incorporation to (i) decrease the number of authorized shares of our Class A common stock, from 3,000,000,000 shares to 5,000,000 shares, (ii) decrease the number of authorized shares of our Class B common stock, from 1,000,000 shares to 1,000 shares, and (iii) decrease the number of authorized and undesignated preferred stock from 300,000,000 shares to 1,000,000 shares. The par value of our Class A common stock, Class B common stock and preferred stock will continue to be $0.01 per share.
Reasons for the Authorized Share Reduction
As a Delaware corporation, we are required annually to make franchise tax payments to the State of Delaware in an amount determined, in part, by the total number of shares of capital stock we are authorized to issue under our Amended and Restated Certificate of Incorporation. Accordingly, by reducing the number of authorized shares of our capital stock, we will significantly reduce the amount of our annual franchise tax obligation, based on current Delaware law.
Our board of directors believes the proposed amendment to be advisable and in the best interests of the Company and our stockholders and is accordingly submitting the proposed amendment to be voted on by the stockholders in order to preserve capital and substantially reduce franchise tax obligations to the State of Delaware. If the authorization of a decrease in the authorized capital stock is not approved, the Company will continue to incur higher than desired franchise taxes owed to the State of Delaware.
Potential Adverse Effects of Amendment
The proposed decrease in the number of authorized shares of our capital stock could adversely affect us. We will have less flexibility to issue shares of capital stock, including in connection with a potential merger or acquisition, stock dividend or equity offering. In the event that our board of directors determines that it would be in our best interest and the best interest of our stockholders to issue a number of shares of capital stock in excess of the number of then authorized but unissued and unreserved shares of capital stock, we would be required to seek the approval of our stockholders to increase the number of shares of authorized capital stock. If we are not able to obtain the approval of our stockholders for such an increase in a timely fashion, we may be unable to take advantage of opportunities that might otherwise be advantageous to us and our stockholders. However, our board of directors believes that these potential risks are outweighed by the anticipated benefits of reducing our Delaware franchise tax obligations.
Required Vote
Under the DGCL, the affirmative vote of the holders of a majority in voting power of our outstanding shares of common stock as of the Record Date is required to adopt and approve the Proposed Authorized Share Reduction Amendment. Because adoption and approval of the Amended Certificate of Incorporation to effect the Authorized Share Reduction requires a majority in voting power of the outstanding shares of common stock, an abstention will have the same effect as voting “AGAINST” the proposal. Brokers, banks and other nominees do not have discretionary authority to vote on the approval of the Proposed Authorized Share Reduction Amendment.
THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE PROPOSED AUTHORIZED SHARE REDUCTION AMENDMENT.
If you validly sign and return a proxy card but give no instructions on the proxy card, the shares covered by the proxy card will be voted FOR the approval of the Proposed Authorized Share Reduction Amendment in accordance with the recommendation of the Board.

PROPOSAL NO. 5 - ADVISORY (NON-BINDING) APPROVAL OF EXECUTIVE COMPENSATION

We are providing stockholders an opportunity to cast a non-binding advisory vote on executive compensation (sometimes referred to as “say on pay”). This proposal allows the Company to obtain the views of stockholders on the design and effectiveness of our executive compensation program. Your advisory vote will serve as an additional tool to guide the Compensation Committee and our Board in continuing to improve the alignment of our executive compensation programs with the interests of the Company and our stockholders.

Section 14A of the Exchange Act and related SEC rules require that we provide our stockholders with the opportunity to vote to approve, on a non-binding, advisory basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with SEC rules. We must provide this opportunity to our stockholders at least once every three years.

In deciding how to vote on this proposal, the board encourages you to read the Executive Compensation section beginning on page 14 of this proxy statement. The Board of Directors recommends stockholder approval of the following resolution:

“RESOLVED, that the Company’s stockholders hereby approve, on an advisory basis, the compensation of the named executive officers of Medley Management Inc. as disclosed in the Company’s proxy statement for the 2020 annual meeting of stockholders, in accordance with the SEC’s compensation disclosure rules.”

Because your vote is advisory in nature, it will not have any effect on compensation already paid or awarded to any of our executive officers and will not be binding on our Board. However, the Compensation Committee will take into account the outcome of this advisory vote when considering future executive compensation decisions.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF PROPOSAL NO. 5, ADVISORY APPROVAL OF OUR EXECUTIVE COMPENSATION.
If you validly sign and return a proxy card but give no instructions on the proxy card, the shares covered by the proxy card will be voted FOR the approval of Proposal No. 5, Advisory Approval of our Executive Compensation, in accordance with the recommendation of the Board.

PROPOSAL NO. 6 - APPROVAL OF AN AMENDMENT TO THE 2014 OMNIBUS INCENTIVE PLAN

Stockholders are requested in this Proposal No. 6 to approve an amendment to our 2014 Omnibus Incentive Plan (the “Incentive Plan”) to increase the number of awards available for issuance thereunder from 9,000,000 to 19,000,000 (which may upon the recommendation of the Compensation Committee, be issued as shares of our Class A common stock or LLC Units), which was adopted by the Board of Directors on June 25, 2020, subject to the approval by our stockholders. We are seeking approval of the amendment to the Incentive Plan because we do not have a sufficient number of awards available for issuance to our participant base, for future awards that we may issue. Approval of the amendment to the Incentive Plan is intended to ensure that we have sufficient awards available for issuance under the Incentive Plan to provide incentives to our participant base.

Immediately below is a summary of the existing Incentive Plan as proposed to be amended by this Proposal No. 6 and a discussion of the federal income tax consequences of the issuance and exercise of options to purchase shares of our common stock under the Incentive Plan to recipients and to us. This summary of the Incentive Plan is qualified entirely by reference to the complete text of the Incentive Plan, amended as contemplated by Proposal No. 6, a copy of which is attached to this Proxy Statement as Annex C.

Description of the 2014 Omnibus Incentive Plan

Purpose

The purpose of the Incentive Plan is to provide a means through which to attract and retain key personnel and to provide a means whereby our directors, officers, employees, consultants and advisors can acquire and maintain an equity interest in us, or be paid incentive compensation, including incentive compensation measured by reference to the value of our Class A common stock, thereby strengthening their commitment to our welfare and aligning their interests with those of our stockholders.

Administration

The Incentive Plan is administered by the Compensation Committee of the Board or such other committee of the Board to which it has delegated power, or if no such committee or subcommittee thereof exists, the Board of Directors (as applicable, the “Committee”). The Committee is authorized to interpret, administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in the Incentive Plan and any instrument or agreement relating to, or any award granted under, the Incentive Plan; establish, amend, suspend, or waive any rules and regulations and appoint such agents as the Committee deems appropriate for the proper administration of the Incentive Plan; and to make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Incentive Plan. Except to the extent prohibited by applicable law or the applicable rules and regulations of any securities exchange or inter-dealer quotation system on which our securities are listed or traded, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it in accordance with the terms of the Incentive Plan. Unless otherwise expressly provided in the Incentive Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Incentive Plan or any award or any documents evidencing awards granted pursuant to the Incentive Plan are within the sole discretion of the Committee, may be made at any time and are final, conclusive and binding upon all persons or entities, including, without limitation, us, any participant, any holder or beneficiary of any award, and any of our stockholders.

Eligibility

Persons eligible to receive awards under the Incentive Plan are those employees, officers, directors, consultants and advisors of our Company or any of its Affiliates (as defined in the Incentive Plan, which includes our parents and subsidiaries) (or any prospective director, officer, employee, consultant or advisor of our Company or any of its Affiliates who have accepted offers of employment or consultancy) who, in the opinion of the Committee, are in a position to contribute to our success.  Of these categories, as of August 14, 2020, our Company and eligible Affiliates had approximately 50 employees (including 3 executive officers), and 3 non-employee directors eligible to participate in the Incentive Plan.  As awards under the Incentive Plan are within the discretion of the Committee, the Company cannot determine how many individuals in each of the categories described above will receive awards.

Interests Subject to the 2014 Omnibus Incentive Plan

The Incentive Plan currently provides that the total number of shares of Class A common stock or LLC Units (collectively, “Interests”) that may be issued under the Incentive Plan is 9,000,000 (or 19,000,000 if this Proposal No. 6 receives stock holder approval). Of this amount, the maximum number of Interests for which incentive stock options may be granted is 4,500,000; the maximum number of Interests for which options or stock appreciation rights may be granted to any individual participant during any single fiscal year is 4,500,000; the maximum number of Interests for which performance compensation awards denominated in shares may be granted to any individual participant in respect of a single fiscal year is 2,250,000 (or if any such awards are settled in cash, the maximum amount may not exceed the fair market value of such shares on the last day of the performance period to which such award relates); the maximum number of shares of common stock granted during a single fiscal year to any non-employee director, taken together with any cash fees paid to such non-employee director during the fiscal year, shall not exceed $1.0 million in total value; and the maximum amount that may be paid to any individual participant for a single fiscal year under a performance compensation award denominated in cash is $7.5 million. Except for substitute awards (as described below), in the event any award terminates, lapses, or is settled without the payment of the full number of shares subject to such award, including as a result of net settlement of the award or as a result of the award being settled in cash, the undelivered Interests may be granted again under the Incentive Plan, unless the Interests are surrendered after the termination of the Incentive Plan, and only if stockholder approval is not required under the then-applicable rules of the exchange on which the shares of Class A common stock are listed. Awards may, in the sole discretion of the Committee, be granted in assumption of, or in substitution for, outstanding awards previously granted by an entity directly or indirectly acquired by us or with which we combine (referred to as “substitute awards”), and such substitute awards shall not be counted against the total number of Interests that may be issued under the Incentive Plan, except that substitute awards intended to qualify as “incentive stock options” shall count against the limit on incentive stock options described above. No award may be granted under the Incentive Plan after the tenth anniversary of the effective date (as defined therein), but awards theretofore granted may extend beyond that date.

To the extent the Proposed Reverse Stock Split Amendment (Proposal No. 3) is approved by the stockholders and a Reverse Stock Split is implemented, appropriate and proportionate corresponding adjustments would be made to the Incentive Plan's absolute share limit including the total number of shares of Class A common stock or other securities convertible into or exchangeable for Class A common stock that may be issued under the Incentive Plan (and including adjustments to outstanding awards denoted in shares Class A common stock or denoted in other securities convertible into or exchangeable for Class A common stock), in each case as necessary or appropriate to give effect to the Reverse Stock Split.

Options

The Committee may grant non-qualified stock options and incentive stock options, under the Incentive Plan, with terms and conditions determined by the Committee that are not inconsistent with the Incentive Plan; provided, that all stock options granted under the Incentive Plan are required to have a per share exercise price that is not less than 100% of the fair market value of our Class A common stock underlying such stock options on the date such stock options are granted (other than in the case of options that are substitute awards), and all stock options that are intended to qualify as incentive stock options must be granted pursuant to an award agreement expressly stating that the options are intended to qualify as an incentive stock options, and will be subject to the terms and conditions that comply with the rules as may be prescribed by Section 422 of the Code. The maximum term for stock options granted under the Incentive Plan will be ten (10) years from the initial date of grant, or with respect to any stock options intended to qualify as incentive stock options, such shorter period as prescribed by Section 422 of the Code. However, if a non-qualified stock option would expire at a time when trading of shares of our common stock is prohibited by our insider trading policy (or “blackout period” imposed by us), the term will automatically be extended to the 30th day following the end of such period. The purchase price for the shares of our Class A common stock as to which a stock option is exercised may be paid to us, to the extent permitted by law (i) in cash or its equivalent at the time the stock option is exercised; (ii) in shares of our Class A common stock having a fair market value equal to the aggregate exercise price for the shares of our Class A common stock being purchased and satisfying any requirements that may be imposed by the Committee; or (iii) by such other method as the Committee may permit in its sole discretion, including, without limitation, (A) in other property having a fair market value on the date of exercise equal to the purchase price, (B) if there is a public market for the shares of our Class A common stock at such time, through the delivery of irrevocable instructions to a broker to sell the shares of our Class A common stock being acquired upon the exercise of the stock option and to deliver to us the amount of the proceeds of such sale equal to the aggregate exercise price for the shares of our Class A common stock being purchased or (C) through a “net exercise” procedure effected by withholding the minimum number of shares needed to pay the exercise price and all applicable required withholding taxes. Any fractional shares of common stock will be settled in cash.

Stock Appreciation Rights

The Committee may grant stock appreciation rights, with terms and conditions determined by the Committee that are not inconsistent with the Incentive Plan. Generally, each stock appreciation right will entitle the participant upon exercise to an amount (in cash, shares of our Class A common stock or a combination of cash and shares of our Class A common stock, as determined by the Committee) equal to the product of (i) the excess of (A) the fair market value on the exercise date of one share of our Class A common stock, over (B) the strike price per share, times (ii) the number of shares of our Class A common stock covered by the stock appreciation right. The strike price per share of a stock appreciation right will be determined by the Committee at the time of grant but in no event may such amount be less than the fair market value of a share of common stock on the date the stock appreciation right is granted (other than in the case of stock appreciation rights granted in substitution of previously granted awards).

Restricted Shares and Restricted Stock Units

The Committee may grant restricted shares of our Class A common stock or RSUs, representing the right to receive, upon the expiration of the applicable restricted period, one share of our Class A common stock for each RSU, or, in the sole discretion of the Committee, the cash value thereof (or any combination thereof). As to restricted shares of our Class A common stock, subject to the other provisions of the Incentive Plan, the holder will generally have the rights and privileges of a stockholder as to such restricted shares of our Class A common stock, including, without limitation, the right to vote such restricted shares of common stock (except, that if the lapsing of restrictions with respect to such restricted shares of our Class A common stock is contingent on satisfaction of performance conditions other than or in addition to the passage of time, any dividends payable on such restricted shares of our Class A common stock will be retained, and delivered without interest to the holder of such shares when the restrictions on such shares lapse).

Other Interest-Based Awards

The Committee may issue unrestricted Interests, rights to receive grants of awards at a future date, or other awards denominated in Interests (including, without limitation, performance shares or performance units), under the Incentive Plan, including performance-based awards, with terms and conditions determined by the Committee that are not inconsistent with the Incentive Plan.

Performance Compensation Awards

The Incentive Plan includes provisions for designating an award as a “performance compensation award” intended to qualify as “performance-based compensation” under Section 162(m) of the Code. The Committee also has the authority to make an award of a cash bonus to any participant and designate such award as a performance compensation award under the Incentive Plan. The Committee has sole discretion to select the length of any applicable performance periods, the types of performance compensation awards to be issued, the applicable performance criteria and performance goals, and the kinds and/or levels of performance goals that are to apply. The performance criteria that will be used to establish the performance goals may be based on the attainment of specific levels of our performance (and/or one or more affiliates, divisions or operational and/or business units, product lines, brands, business segments, administrative departments, or any combination of the foregoing) and are limited to specific criteria enumerated in the Incentive Plan.

Effect of Certain Events on 2014 Omnibus Incentive Plan and Awards

In the event of (a) any dividend (other than regular cash dividends) or other distribution (whether in the form of cash, shares of our Class A common stock, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, split-off, spin-off, combination, repurchase or exchange of our shares of common stock or other securities, issuance of warrants or other rights to acquire our shares of common stock or other securities, or other similar corporate transaction or event (including, without limitation, a change in control, as defined in the Incentive Plan) that affects the shares of common stock, or (b) unusual or nonrecurring events (including, without limitation, a change in control) affecting us, any affiliate, or the financial statements of us or any affiliate, or changes in applicable rules, rulings, regulations or other requirements of any governmental body or securities exchange or inter-dealer quotation system, accounting principles or law, such that in either case an adjustment is determined by the Committee in its sole discretion to be necessary or appropriate, then the Committee must make any such adjustments in such manner as it may deem equitable, including, without limitation, any or all of: (i) adjusting any or all of (A) the Interest limits applicable under the Incentive Plan with respect to the number of awards which may be granted thereunder; (B) the number of our Interests or other securities which may be issued in respect of awards or with respect to which awards may be granted under the Incentive Plan and (C) the terms of any outstanding award, including, without limitation, (1) the number of Interests or other securities subject to outstanding awards or to which outstanding awards relate, (2) the exercise price or strike price with respect to any award or (3) any applicable performance measures; (ii) providing for a substitution or assumption of awards, accelerating the exercisability of, lapse of restrictions on, or termination of, awards or providing for a period of time for participants to exercise outstanding awards prior to the occurrence of such event; and (iii) cancelling any one or more outstanding awards and causing to be paid to the holders holding vested awards (including any awards that would vest as a result of the occurrence of such event but for such cancellation) the value of such awards, if any, as determined by the Committee (which if applicable may be based upon the price per share of our Class A common stock received or to be received by other holders of our Class A common stock in such event), including, without limitation, in the case of options and stock appreciation rights, a cash payment equal to the excess, if any, of the fair market value of the shares of our Class A common stock subject to the option or stock appreciation right over the aggregate exercise price or strike price thereof.

Nontransferability of Awards

An award will not be transferable or assignable by a participant other than by will or by the laws of descent and distribution and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance will be void and unenforceable against us or any affiliate. However, the Committee may, in its sole discretion, permit awards (other than incentive stock options) to be transferred, including transfers to a participant’s family members, any trust established solely for the benefit of a participant or such participant’s family members, any partnership or limited liability company of which a participant, or such participant and such participant’s family members, are the sole member(s), and a beneficiary to whom donations are eligible to be treated as “charitable contributions” for tax purposes.

Amendment and Termination

The Board may amend, alter, suspend, discontinue, or terminate the Incentive Plan or any portion thereof at any time; provided, that no such amendment, alteration, suspension, discontinuation or termination may be made without stockholder approval if (i) such approval is necessary to comply with any regulatory requirement applicable to the Incentive Plan or for changes in the generally accepted accounting principles to new accounting standards; (ii) it would materially increase the number of securities which may be issued under the Incentive Plan (except for adjustments in connection with certain corporate events) or (iii) it would materially modify the requirements for participation in the Incentive Plan; provided, further, that any such amendment, alteration, suspension, discontinuance or termination that would materially and adversely affect the rights of any participant or any holder or beneficiary of any award shall not to that extent be effective without such individual’s consent.

The Committee may, to the extent consistent with the terms of any applicable award agreement, waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any award granted or the associated award agreement, prospectively or retroactively, subject to the consent of the affected participant if any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination would materially and adversely affect the rights of any participant with respect to such award; provided that without stockholder approval, except as otherwise permitted in the Incentive Plan, (i) no amendment or modification may reduce the exercise price of any option or the strike price of any stock appreciation right; (ii) the Committee may not cancel any outstanding option or stock appreciation right and replace it with a new option or stock appreciation right (with a lower exercise price or strike price, as the case may be) or other award or cash payment that is greater than the value of the cancelled option or stock appreciation right and (iii) the Committee may not take any other action which is considered a “repricing” for purposes of the stockholder approval rules of any securities exchange or inter-dealer quotation system on which our securities are listed or quoted.

Dividends and Dividend Equivalents

The Committee in its sole discretion may provide part of an award with dividends or dividend equivalents, on such terms and conditions as may be determined by the Committee in its sole discretion; provided, that no dividends or dividend equivalents shall be payable in respect of outstanding (i) options or stock appreciation rights or (ii) unearned performance compensation awards or other unearned awards subject to performance conditions (other than or in addition to the passage of time) (although dividends or dividend equivalents may be accumulated in respect of unearned awards and paid within 15 days after such awards are earned and become payable or distributable).

Clawback/Forfeiture

An award agreement may provide that the Committee may in its sole discretion cancel such award if the participant, while employed by or providing services to us or any affiliate or after termination of such employment or service, violates a non-competition, non-solicitation or non-disclosure covenant or agreement or otherwise has engaged in or engages in other detrimental activity that is in conflict with or adverse to our interests or the interests of any affiliate, including fraud or conduct contributing to any financial restatements or irregularities, as determined by the Committee in its sole discretion. Without limiting the foregoing, all awards shall be subject to reduction, cancellation, forfeiture or recoupment to the extent necessary to comply with applicable law.

UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS UNDER THE 2014 OMNIBUS INCENTIVE PLAN

The following is a general summary of certain material United States federal income tax consequences of the grant, vesting, settlement and exercise of certain awards under the Incentive Plan and the disposition of shares of our Class A common stock acquired pursuant to the exercise of such awards. This summary is intended to reflect the current provisions of the Code and is neither intended to be a complete statement of applicable law, nor does it address foreign, state, local or payroll tax considerations. This summary assumes that all awards granted under the Incentive Plan are exempt from, or comply with, the rules under Section 409A of the Code related to nonqualified deferred compensation. Moreover, the United States federal income tax consequences to any particular holder may differ from those described herein by reason of, among other things, the particular circumstances of such holder.

Incentive Stock Options

An option granted as an “incentive stock option” (“ISO”) under Section 422 of the Code may qualify for special tax treatment. The Code requires that, for treatment of an option as an ISO, common stock acquired through the exercise of the option cannot be disposed of before the later of: (i) two years from the date of grant of the option or (ii) one year from the date of exercise. Holders of ISOs will generally incur no federal income tax liability at the time of grant or upon exercise of those options. However, the option “spread value” at the time of exercise will be an “item of tax preference,” which may give rise to “alternative minimum tax” liability for the taxable year in which the exercise occurs. If the holder does not dispose of the shares before two years following the date of grant and one year following the date of exercise, the difference between the exercise price and the amount realized upon disposition of the shares will constitute long-term capital gain or loss, as applicable. Assuming both holding periods are satisfied, we will not be allowed a deduction for federal income tax purposes in connection with the grant or exercise of the ISO. If, within two years following the date of grant or within one year following the date of exercise, the holder of shares acquired through the exercise of an ISO disposes of those shares, with certain exceptions, the holder will generally realize ordinary income at the time of such disposition equal to the difference between the exercise price and the fair market value of a share on the date of exercise and that amount will generally be deductible by us for federal income tax purposes, subject to the possible limitations on deductibility under Sections 280G and 162(m) of the Code for compensation paid to executives designated in those Sections. Any additional gain or loss recognized upon a subsequent sale or exchange of the shares is treated as capital gain or loss, as applicable, for which we are not entitled to a deduction. Finally, if an otherwise qualified ISO first becomes exercisable in any one year for shares having an aggregate value in excess of $100,000 (based on the grant date value), the portion of the ISO in respect of those excess shares will be treated as a non-qualified stock option for federal income tax purposes.

Nonqualified Options

In general, in the case of a nonqualified stock option, the holder has no federal income tax liability at the time of grant but realizes ordinary income upon exercise of the option in an amount equal to the excess, if any, of the fair market value of the shares of our Class A common stock acquired upon exercise over the exercise price. We will be able to deduct this same amount for federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections. Any gain or loss recognized upon a subsequent sale or exchange of the shares of our Class A common stock is treated as capital gain or loss, as applicable, for which we are not entitled to a deduction.

Stock Appreciation Rights

No federal income tax liability will be realized by a holder upon the grant of a stock appreciation right (“SAR”). Upon the exercise of a SAR, the holder will recognize ordinary income in an amount equal to the fair market value of the shares of our Class A common stock or cash payment received in respect of the SAR. We will be able to deduct this same amount for federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections. Any gain or loss recognized upon a subsequent sale or exchange of the shares of our Class A common stock is treated as capital gain or loss, as applicable, for which we are not entitled to a deduction.

Restricted Stock

A holder will not have any federal income tax liability upon the grant of an award of restricted Class A common stock unless the holder otherwise elects to be taxed at the time of grant pursuant to Section 83(b) of the Code. On the date an award of restricted Class A common stock becomes transferable or is no longer subject to a substantial risk of forfeiture, the holder will have ordinary income equal to the difference between the fair market value of the shares of our Class A common stock on that date over the amount the holder paid for such shares of our Class A common stock, if any, unless the holder made an election under Section 83(b) of the Code to be taxed at the time of grant. If the holder makes an election under Section 83(b) of the Code, the holder will have ordinary income at the time of grant equal to the difference between the fair market value of the shares of our

Class A common stock on the date of grant over the amount the holder paid for such shares, if any. Special rules apply to the receipt and disposition of restricted stock received by officers and directors who are subject to Section 16(b) of the Exchange Act. Any future appreciation in our Class A common stock will be taxable to the holder at capital gains rates. However, if the restricted stock award is later forfeited, the holder will not be able to recover the tax previously paid pursuant to his Section 83(b) election. We will be able to deduct, at the same time as it is recognized by the holder, the amount of ordinary income to the holder for federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.

Restricted Stock Units

A holder will not have any federal income tax liability at the time an RSU is granted. Rather, upon the delivery of shares (or cash) pursuant to an RSU award, the holder will have ordinary income equal to the fair market value of the number of shares of our Class A common stock (or the amount of cash) the holder actually receives with respect to the award. We will be able to deduct the amount of ordinary income to the holder for federal income tax purposes, but the deduction may be limited under Sections 280G and 162(m) of the Code for ordinary income paid to certain executives designated in those Sections. Any gain or loss recognized upon a subsequent sale or exchange of the Class A common stock (if settled in Class A common stock) is treated as capital gain or loss for which we are not entitled to a deduction.

Stock Bonus Awards

A holder will have ordinary income equal to the difference between the fair market value of the shares of our Class A common stock on the date the common stock subject to the award is transferred to the holder over the amount the holder paid for such shares, if any. We will be able to deduct, at the same time as it is recognized by the holder, the amount of ordinary income to the holder for federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections. Any gain or loss recognized upon a subsequent sale or exchange of the Class A common stock is treated as capital gain or loss for which we are not entitled to a deduction.

Cash-Based Performance Awards

A holder will not have any federal income tax liability, and we will not be allowed a tax deduction, at the time a cash-based performance award is granted (for example, when the performance goals are established). Upon receipt of cash in settlement of the award, the holder will recognize ordinary income equal to the cash received, and we will be allowed a corresponding federal income tax deduction at that time, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.

Section 162(m)

The Incentive Plan continues to include certain provisions addressing awards intended to qualify for the exception for “qualified performance-based compensation” under Section 162(m) of the Code. Section 162(m) of the Code denies a tax deduction to any publicly held corporation for compensation paid to certain “covered employees” in a taxable year to the extent that compensation exceeds $1,000,000 for a covered employee. Effective for taxable years beginning prior to January 1, 2018, an exception to this deduction limit applied to “performance-based compensation,” such as stock options and other equity awards, that satisfies certain criteria. Under the Tax Cuts and Jobs Act of 2017, the performance-based pay exception to Section 162(m) was eliminated, but a transition rule may allow the exception to continue to apply to certain performance-based compensation payable under written binding contracts that were in effect on November 2, 2017. As a result, certain of the provisions of the Incentive Plan with respect to performance-based awards may no longer be applicable with respect to new awards.

New Plan Benefits

The grant of awards under the Incentive Plan is discretionary, and except for grants to be made to our non-executive directors as described in the “Compensation of Directors” section herein, we cannot determine now the number or type of awards to be granted in the future to any particular person or group.

Past Grants

Future awards to our directors, executive officers, employees and other eligible participants under the Incentive Plan are discretionary and not determinable at this time. However, as discussed under “Compensation of Directors,” our directors are currently entitled receive certain equity awards annually.

The table below shows the number of shares of common stock for which options have been granted and the number of shares of common stock, RSUs and Restricted LLC Units awarded under the Incentive Plan as of September 17, 2020 as to each of the executive officers named in the Summary Compensation Table contained in this Proxy Statement in the Section entitled “Executive Compensation,” and the various groups specified.

Name or Category	Number of Shares Subject to Stock Option Awards*	Number of Shares Granted as Stock Awards*
Named Executive Officers:
Brook Taube** Co-Chief Executive Officer	—	—
Seth Taube** Co-Chief Executive Officer	—	—
Richard T. Allorto Jr. Chief Financial Officer	—	726,198
John D. Fredericks(1) General Counsel and Secretary	—	686,531
All current Executive Officers as a group	—	1,412,729
All current Directors who are not Executive Officers as a group	—	317,284
Director nominees:
John H. Dyett**	—	94,375
Guy T. Rounsaville, Jr.**	—	80,601
James G. Eaton**	—	142,308

All current employees who are not Executive Officers as a group	—	5,057,189

All Directors and Executive Officers as a group (6 persons)	—	1,730,013

(1)	On August 11, 2020, Mr. Fredericks resigned as the Company's General Counsel and Secretary.

* The Company issues stock awards in lieu of salary or other cash compensation from time to time.
** Also current director and director nominee

Vote Required

The affirmative vote of a majority of the votes cast in person or by proxy is required to approve Proposal No. 6.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF AN AMENDMENT TO THE 2014 OMNIBUS INCENTIVE PLAN.

PROPOSAL NO. 7 - ADVISORY (NON-BINDING) VOTE ON FREQUENCY OF
FUTURE VOTES ON EXECUTIVE COMPENSATION
In accordance with Section 14A of the Exchange Act, we are providing stockholders with the opportunity to vote on a non-binding, advisory basis, regarding how frequently we will submit say-on-pay proposals to our stockholders in the future. Stockholders will be able to specify one of four choices for the proposal on the proxy card: every year, every two years, every three years or abstain.
Our Board believes that, of the three alternative frequencies, submitting a non-binding, advisory say-on-pay resolution to stockholders every year is preferable. Annual votes will provide the Board with clearer feedback regarding the compensation of our named executive officers. The primary focus of the disclosure of the compensation of our named executive officers required to be included in our proxy statements is compensation granted in or for the prior fiscal year. Additionally, the compensation committee re-evaluates the compensation of our named executive officers each year. Of the three frequency options, our Board believes an annual say-on-pay resolution will match the annual focus of this proxy statement disclosure and provide us with the clearest and most timely feedback. This feedback may then be considered by our compensation committee in its next annual decision-making process. Additionally, the administrative process of submitting a non-binding, advisory say-on-pay resolution to stockholders on an annual basis is not expected to impose any substantial additional costs on the Company.

Please mark on the proxy card your preferred frequency by choosing the option of every year, two years or three years or mark “abstain” when you indicate your preference in response to the resolution set forth below.

“RESOLVED, that the stockholders of the Company approve, on a non-binding, advisory basis, the submission by the Company of a non-binding, advisory say-on-pay resolution pursuant to Section 14A of the Securities Exchange Act of 1934 every year, every two years, or every three years.”

You may cast your vote on your preferred voting frequency by choosing the option of one year, two years, three years or abstain from voting. The option of one year, two years or three years that receives a majority of votes cast by stockholders will be considered the frequency for the advisory vote on executive compensation that has been selected by stockholders. In the event that no option receives a majority of the votes cast, we will consider the option that receives the most votes to be the option selected by the stockholders. However, because this vote is advisory and not binding on the Board or the Company in any way, the Board may decide that it is in the best interests of the Company to hold an advisory vote on executive compensation more or less frequently than the option approved by our stockholders.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE TO HOLD AN ADVISORY VOTE ON EXECUTIVE COMPENSATION EVERY YEAR, BEGINNING WITH THE 2020 ANNUAL MEETING.

If you validly sign and return a proxy card but give no instructions on the proxy card, the shares covered by the proxy card will be voted for a frequency of "EVERY YEAR" with respect to Proposal No. 7, Advisory (Non-Binding) Vote Frequency of Future Votes on Executive Compensation, in accordance with the recommendation of the Board.

STOCKHOLDER PROPOSALS FOR THE 2021 ANNUAL MEETING

If any stockholder wishes to propose a matter for consideration at our 2021 annual meeting of stockholders, the proposal should be mailed by certified mail return receipt requested, to our General Counsel and Secretary, Medley Management Inc., 280 Park Avenue, 6th Floor East, New York, New York 10017. To be eligible under the SEC’s stockholder proposal rule (Rule 14a-8(e) of the Exchange Act) for inclusion in our 2021 annual meeting proxy statement and form of proxy, a proposal must be received by our Secretary on or before May 24, 2021. Failure to deliver a proposal in accordance with this procedure may result in it not being deemed timely received.

In addition, our by-laws permit stockholders to nominate directors and present other business for consideration at our annual meeting of stockholders. To make a director nomination or present other business for consideration at the annual meeting of stockholders to be held in 2021, you must submit a timely notice in accordance with the procedures described in our by-laws. To be timely, a stockholder’s notice must be delivered to the Secretary at the principal executive offices of the Company not less than 90 days or more than 120 days prior to the first anniversary of the preceding year’s annual meeting. Therefore, to be presented at our annual meeting to be held in 2021, such a proposal must be received on or after June 24, 2021, but not later than close of business on July 23, 2021. In the event that the date of the annual meeting of stockholders to be held in 2021 is advanced by more than 30 days, or delayed by more than 70 days, from the anniversary date of the preceding year’s annual meeting of stockholders, such notice by the stockholder must be so received no earlier than 120 days prior to the annual meeting of stockholders to be held in 2021 and not later than the 90th day prior to such annual meeting of stockholders to be held in 2021 or 10 calendar days following the day on which public announcement of the date of such annual meeting is first made. Any such proposal will be considered timely only if it is otherwise in compliance with the requirements set forth in our by-laws. Such notice must set forth the information required under our by-laws, including, but not limited to, (i) for each director nominee proposed by the stockholder, all information relating to such nominee that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Section 14(a) of the Exchange Act, including such nominee’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected and (b) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration), the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made.

HOUSEHOLDING OF PROXY MATERIALS

SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and notices with respect to two or more stockholders sharing the same address by delivering a single proxy statement or a single notice addressed to those stockholders. This process, which is commonly referred to as “householding,” provides cost savings for companies and helps the environment by conserving natural resources. Some brokers household proxy materials, delivering a single proxy statement or notice to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or notice, or if your household is receiving multiple copies of these documents and you wish to request that future deliveries be limited to a single copy, please notify your broker.

OTHER BUSINESS

The Board does not know of any other matters to be brought before the meeting. If other matters are presented, the proxy holders have discretionary authority to vote all proxies in accordance with their best judgment.

By Order of the Board of Directors,

/s/ Nathan Bryce
Nathan Bryce
General Counsel and Secretary

We make available, free of charge on our website, all of our filings that are made electronically with the SEC, including Forms 10-K, 10-Q and 8-K. To access these filings, go to our website (www.mdly.com) and click on “SEC Filings”

under the “Investors Relations” heading. A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2019, including financial statements and schedules thereto, accompanies this Proxy Statement. The Annual Report is not to be regarded as proxy soliciting material or as a communication by means of which any solicitation is to be made. Copies of our Annual Report on Form 10-K for the fiscal year ended December 31, 2019, including financial statements and schedules thereto, filed with the SEC, are also available without charge to stockholders upon written request addressed to:

General Counsel and Secretary

Medley Management Inc.

280 Park Avenue, 6th Floor East

New York, New York 10017

ANNEX A
CERTIFICATE OF AMENDMENT
TO THE
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
MEDLEY MANAGEMENT INC.
___________________

Pursuant to Section 228 and 242 of
the General Corporation Law of the
State of Delaware
___________________

Medley MANAGEMENT INC. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), hereby certifies as follows:
FIRST: Article IV of the Amended and Restated Certificate of Incorporation of the Corporation shall be and hereby is amended by adding the following Section 4.4 to the end thereof:
“Section 4.4.    Reverse Stock Split.
(A)    Effective as of [ ], 2020 at [ ] [A.M/P.M.], Eastern Time (the “Effective Time”), (i) each [NUMBER] shares of Class A Common Stock, par value $0.01 per share, issued and outstanding immediately prior to the Effective Time shall, automatically and without any action on the part of the respective holders thereof, be combined and converted into one (1) share of Class A Common Stock without any further action by the Corporation or the holder thereof, subject to the treatment of fractional share interests as described below and (ii) each [NUMBER] shares of Class B Common Stock, par value $0.01 per share, issued and outstanding immediately prior to the Effective Time shall, automatically and without any action on the part of the respective holders thereof, be combined and converted into one (1) share of Class B Common Stock without any further action by the Corporation or the holder thereof, subject to the treatment of fractional share interests as described below (clauses (i) and (ii), collectively, the “Reverse Stock Split”). No fractional shares shall be issued in connection with the Reverse Stock Split. Stockholders who otherwise would be entitled to receive fractional shares of Class A Common Stock shall be entitled to receive cash (without interest) from the Corporation’s transfer agent in lieu of such fractional share interests upon the submission of a transmission letter by a stockholder holding the shares in book-entry form and, where shares are held in certificated form, upon the surrender of the stockholder’s Certificated Shares (as defined below), in an amount equal to the product obtained by multiplying (a) the closing price per share of the Class A Common Stock as reported on the New York Stock Exchange as of the date of the Effective Time, by (b) the fraction of one share owned by the stockholder. Each certificate that immediately prior to the Effective Time represented shares of Class A Common Stock (the “Certificated Shares”), shall thereafter represent that number of shares of Class A Common Stock into which the shares of Class A Common Stock represented by the Certificated Shares shall have been combined, subject to the elimination of fractional share interests as described above.”
SECOND: This Certificate of Amendment shall become effective as of [ ], 2020 at [ ] [A.M/P.M.], Eastern Time.
THIRD: This Certificate of Amendment was duly adopted in accordance with Section 242 of the DGCL. The Board of Directors duly adopted resolutions setting forth and declaring advisable this Certificate of Amendment and directed that the proposed amendments be considered by the stockholders of the Corporation. The annual meeting of stockholders of the Corporation was duly called upon notice in accordance with Section 222 of the DGCL and held on [ ], 2020, at which meeting the necessary number of shares were voted in favor of the proposed amendments. The stockholders of the Corporation duly adopted this Certificate of Amendment.
IN WITNESS WHEREOF, the Corporation has caused the Certificate of Amendment to be duly executed in its corporate name as of the [ ] day of [ ], 2020.

MEDLEY MANAGEMENT INC.
By: ______________________________
Name:
Title:

ANNEX B
CERTIFICATE OF AMENDMENT
TO THE
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
MEDLEY MANAGEMENT INC.
___________________
Pursuant to Section 228 and 242 of
the General Corporation Law of the
State of Delaware
___________________

Medley MANAGEMENT INC. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), hereby certifies as follows:
FIRST: Section 4.1 of Article IV of the Amended and Restated Certificate of Incorporation of the Corporation is hereby amended and restated in its entirety as follows:

“4.1
Capitalization. The total number of shares of all classes of stock that the Corporation is authorized to issue is 6,001,000 shares, consisting of (i) 1,000,000 shares of Preferred Stock, par value $0.01 per share (“Preferred Stock”), (ii) 5,000,000 shares of Class A Common Stock, par value $0.01 per share (“Class A Common Stock”), and (iii) 1,000 shares of Class B Common Stock, par value $0.01 per share (“Class B Common Stock” and, together with the Class A Common Stock, the “Common Stock”). The number of authorized shares of any of the Class A Common Stock, Class B Common Stock or Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority in voting power of the stock of the Corporation entitled to vote thereon irrespective of the provisions of Section 242(b)(2) of the DGCL (or any successor provision thereto), and no vote of the holders of any of the Class A Common Stock, Class B Common Stock or Preferred Stock voting separately as a class shall be required therefor, unless a vote of any such holder is required pursuant to this Amended and Restated Certificate of Incorporation (including any certificate of designation relating to any series of Preferred Stock).”

SECOND: This Certificate of Amendment shall become effective upon filing with the Secretary of State of the State of Delaware.
THIRD: This Certificate of Amendment was duly adopted in accordance with Section 242 of the DGCL. The Board of Directors duly adopted resolutions setting forth and declaring advisable this Certificate of Amendment and directed that the proposed amendments be considered by the stockholders of the Corporation. The annual meeting of stockholders of the Corporation was duly called upon notice in accordance with Section 222 of the DGCL and held on [ ], 2020, at which meeting the necessary number of shares were voted in favor of the proposed amendments. The stockholders of the Corporation duly adopted this Certificate of Amendment.
IN WITNESS WHEREOF, the Corporation has caused the Certificate of Amendment to be duly executed in its corporate name as of the [ ] day of [ ], 2020.

MEDLEY MANAGEMENT INC.
By: ______________________________
Name:
Title:

ANNEX C

MEDLEY MANAGEMENT INC.

2014 OMNIBUS INCENTIVE PLAN
AS AMENDED PURSUANT TO PROPOSAL NO. 6

MEDLEY MANAGEMENT INC.

2014 Omnibus Incentive Plan

1.
Purpose. The purpose of the Medley Management Inc. 2014 Omnibus Incentive Plan is to provide a means through which the Company and its Affiliates may attract and retain key personnel and to provide a means whereby directors, officers, employees, consultants and advisors (and prospective directors, officers, employees, consultants and advisors) of the Company and its Affiliates can acquire and maintain an equity interest in the Company, or be paid incentive compensation, including incentive compensation measured by reference to the value of Common Stock or LLC Interests, thereby strengthening their commitment to the welfare of the Company and its Affiliates and aligning their interests with those of the Company’s stockholders.

2.	Definitions. The following definitions shall be applicable throughout the Plan.

(a)	“Absolute Share Limit” has the meaning given such term in Section 5(b) of the Plan.

(b)
“Affiliate” means any Person that directly or indirectly controls, is controlled by or is under common control with the Company. The term “control” (including, with correlative meaning, the terms “controlled by” and “under common control with”), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting or other securities, by contract or otherwise.

(c)
“Award” means, individually or collectively, any Incentive Stock Option, Nonqualified Stock Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Other Stock-Based Award, Performance Compensation Award or LLC Interests granted under the Plan.

(d)	“Board” means the Board of Directors of the Company.

(e)
“Cause” means, as to any Participant, unless the applicable Award agreement states otherwise, (i) “Cause”, as defined in any employment or consulting agreement between the Participant and the Service Recipient in effect at the time of such Termination; or (ii) in the absence of any such employment or consulting agreement (or the absence of any definition of “Cause” contained therein), the Participant’s (A) willful neglect in the performance of the Participant’s duties for the Service Recipient or willful or repeated failure or refusal to perform such duties; (B) engagement in conduct in connection with the Participant’s employment or service with the Service Recipient, which results, or could reasonably be expected to result in, material harm to the business or reputation of the Company or any Affiliate; (C) conviction of, or plea of guilty or no contest to, (I) any felony; or (II) any other crime that results, or could reasonably be expected to result in, material harm to the business or reputation of the Company or any Affiliate; (D) material violation of the written policies of the Service Recipient, including but not limited to those relating to sexual harassment or the disclosure or misuse of confidential information, or those set forth in the manuals or statements of policy of the Service Recipient; (E) fraud or misappropriation, embezzlement or misuse of funds or property belonging to the Company or any Affiliate; or (F) act of personal dishonesty that involves personal profit in connection with the Participant’s employment or service to the Service Recipient.

(f)	“Change in Control” means:

(i)
the acquisition (whether by purchase, merger, consolidation, combination or other similar transaction) by any Person of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than 50% (on a fully diluted basis) of either (A) the then outstanding shares of Common Stock, taking into account as outstanding for this purpose such Common Stock issuable upon the exercise of options or warrants, the conversion of convertible stock or debt, and the exercise of any similar right to acquire such Common Stock, treating, for the avoidance of doubt, all then-outstanding LLC Units as shares of Common Stock assuming the full exchange of then-outstanding LLC Units for shares of Common Stock in accordance with the Exchange Agreement or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors; provided, however, that for purposes of this Plan, the following acquisitions shall not constitute a Change in Control: (I) any acquisition by the Company or any Affiliate; (II) any acquisition by any employee benefit plan sponsored or maintained by the Company or any Affiliate; or (III) in respect of an Award held by a particular Participant, any acquisition by the Participant or any group of Persons including the Participant (or any entity controlled by the Participant or any group of Persons including the Participant);

(ii)
during any period of 24 months, individuals who, at the beginning of such period, constitute the Board (the “Incumbent Directors”) cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the date hereof, whose election or nomination for election was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without written objection to such nomination) shall be an Incumbent Director; provided, however, that no individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest, as such terms are used in Rule 14a-12 of Regulation 14A promulgated under the Exchange Act, with respect to directors or as a result of any other actual or threatened solicitation of proxies or consents by or on behalf of any person other than the Board shall be deemed to be an Incumbent Director; or

(iii)	the sale, transfer or other disposition of all or substantially all of the assets of the Company to any Person that is not an Affiliate of the Company.

(g)
“Code” means the Internal Revenue Code of 1986, as amended, and any successor thereto. Reference in the Plan to any section of the Code shall be deemed to include any regulations or other interpretative guidance under such section, and any amendments or successor provisions to such section, regulations or guidance.

(h)
“Committee” means the Compensation Committee of the Board or subcommittee thereof if required with respect to actions taken to comply with Section 162(m) of the Code in respect of Awards or, if no such Compensation Committee or subcommittee thereof exists, the Board.

(i)
“Common Stock” means the Class A common stock, par value $0.01 per share, of the Company (and any stock or other securities into which such Common Stock may be converted or into which it may be exchanged).

(j)	“Company” means Medley Management Inc., a Delaware corporation, and any successor thereto.

(k)	“Date of Grant” means the date on which the granting of an Award is authorized, or such other date as may be specified in such authorization.

(l)
“Designated Foreign Subsidiaries” means all Affiliates organized under the laws of any jurisdiction or country other than the United States of America that may be designated by the Board or the Committee from time to time.

(m)
“Detrimental Activity” means any of the following: (i) unauthorized disclosure of any confidential or proprietary information of the Company or its Affiliates; (ii) any activity that would be grounds to terminate the Participant’s employment or service with the Service Recipient for Cause; (iii) the breach of any noncompetition, nonsolicitation or other agreement containing restrictive covenants, with the Company or its Affiliates; or (iv) fraud or conduct contributing to any financial restatements or irregularities, as determined by the Committee in its sole discretion.

(n)
“Disability” means, as to any Participant, unless the applicable Award agreement states otherwise, (i) “Disability”, as defined in any employment or consulting agreement between the Participant and the Service Recipient in effect at the time of such Termination; or (ii) in the absence of any such employment or consulting agreement (or the absence of any definition of “Disability” contained therein), a condition entitling the Participant to receive benefits under a long-term disability plan of the Company or an Affiliate, or, in the absence of such a plan, the complete and permanent inability by reason of illness or accident to perform the duties of the occupation at which a Participant was employed or served when such disability commenced. Any determination of whether Disability exists shall be made by the Company in its sole and absolute discretion.

(o)	“Effective Date” means September 23, 2014.

(p)
“Eligible Director” means a person who is (i) a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act; (ii) an “outside director” within the meaning of Section 162(m) of the Code; and (iii) an “independent director” under the rules of the NYSE or any other securities exchange or inter-dealer quotation system on which the Common Stock is listed or quoted, or a person meeting any similar requirement under any successor rule or regulation.

(q)
“Eligible Person” means any (i) individual employed by the Company or an Affiliate; provided, however, that no such employee covered by a collective bargaining agreement shall be an Eligible Person unless and to the extent that such eligibility is set forth in such collective bargaining agreement or in an agreement or instrument relating thereto; (ii) director or officer of the Company or an Affiliate; (iii) consultant or advisor to the Company or an Affiliate who may be offered securities registrable pursuant to a registration statement on Form S-8 under the Securities Act; or (iv) any prospective employees, directors, officers, consultants or advisors who have accepted offers of employment or consultancy from the Company or one of its Affiliates (and would satisfy the provisions of clauses (i) through (iii) above once he or she begins employment with or providing services to the Company or one of its Affiliates), who, in the case of each of clauses (i) through (iv) above has entered into an Award agreement or who has received written notification from the Committee or its designee that they have been selected to participate in the Plan. Solely for purposes of this Section 2(q), “Affiliate” shall be limited to: (1) a Subsidiary; (2) any parent corporation of the Company within the meaning of Section 424(e) of the Code (“Parent”); (3) any corporation, trade or business of which 50% or more of the combined voting power of such entity’s outstanding securities is directly or indirectly controlled by the Company or any Subsidiary or Parent; or (4) any corporation, trade or business which, directly or indirectly, controls 50% or more of the combined voting power of the outstanding securities of the Company.

(r)
“Exchange Act” means the Securities Exchange Act of 1934, as amended, and any successor thereto. Reference in the Plan to any section of (or rule promulgated under) the Exchange Act shall be deemed to include any rules, regulations or other interpretative guidance under such section or rule, and any amendments or successor provisions to such section, rules, regulations or guidance.

(s)
“Exchange Agreement” means the Exchange Agreement, dated as of or about the date of the closing of the initial public offering of the Company among the Company, Medley LLC and holders of LLC Units from time to time party thereto, as amended from time to time.

(t)	“Exercise Price” has the meaning given such term in Section 7(b) of the Plan.

(u)
“Fair Market Value” means, on a given date, if (i) the Common Stock is listed on a national securities exchange, the closing sales price of the Common Stock reported on the primary exchange on which the Common Stock is listed and traded on such date, or, if there are no such sales on that date, then on the last preceding date on which such sales were reported; (ii) the Common Stock is not listed on any national securities exchange but is quoted in an inter-dealer quotation system on a last sale basis, the average between the closing bid price and ask price reported on such date, or, if there is no such sale on that date, then on the last preceding date on which a sale was reported; or (iii) the Common Stock is not listed on a national securities exchange or quoted in an inter-dealer quotation system on a last sale basis, the amount determined by the Committee in good faith to be the fair market value of the Common Stock; provided, however, as to any Awards granted on or with a Date of Grant of the date of the pricing of the Company’s initial public offering, “Fair Market Value” shall be equal to the per share price the Common Stock is offered to the public in connection with such initial public offering.

(v)	“Immediate Family Members” has the meaning given such term in Section 14(b) of the Plan.

(w)
“Incentive Stock Option” means an Option which is designated by the Committee as an incentive stock option as described in Section 422 of the Code and otherwise meets the requirements set forth in the Plan.

(x)	“Indemnifiable Person” has the meaning given such term in Section 4(f) of the Plan.

(y)	“LLC Agreement” means the Amended and Restated Limited Liability Company Agreement of Medley LLC, as the same may be amended from time to time.

(z)	“LLC Interests” means any interest in Medley LLC that is designated by the Committee that is available to be issued or granted under the Plan as an LLC Interest.

(aa)	“LLC Units” has the meaning given such term in the Exchange Agreement.

(ab)
“Negative Discretion” means the discretion authorized by the Plan to be applied by the Committee to eliminate or reduce the size of a Performance Compensation Award consistent with Section 162(m) of the Code.

(ac)	“Nonqualified Stock Option” means an Option which is not designated by the Committee as an Incentive Stock Option.

(ad)	“Non-Employee Director” means a member of the Board who is not an employee of the Company or any Affiliate.

(ae)	“NYSE” means the New York Stock Exchange.

(af)	“Option” means an Award granted under Section 7 of the Plan.

(ag)	“Option Period” has the meaning given such term in Section 7(c) of the Plan.

(ah)	“Other Stock-Based Award” means an Award granted under Section 10 of the Plan.

(ai)	“Participant” means an Eligible Person who has been selected by the Committee to participate in the Plan and to receive an Award pursuant to the Plan.

(aj)	“Performance Compensation Award” means any Award designated by the Committee as a Performance Compensation Award pursuant to Section 11 of the Plan.

(ak)
“Performance Criteria” means the criterion or criteria that the Committee shall select for purposes of establishing the Performance Goals for a Performance Period with respect to any Performance Compensation Award under the Plan.

(al)
“Performance Formula” means, for a Performance Period, the one or more objective formulae applied against the relevant Performance Goal to determine, with regard to the Performance Compensation Award of a particular Participant, whether all, some portion but less than all, or none of the Performance Compensation Award has been earned for the Performance Period.

(am)	“Performance Goals” means, for a Performance Period, the one or more goals established by the Committee for the Performance Period based upon the Performance Criteria.

(an)
“Performance Period” means the one or more periods of time of not less than 12 months, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to, and the payment of, a Performance Compensation Award.

(ao)	“Permitted Transferee” has the meaning given such term in Section 14(b) of the Plan.

(ap)	“Person” means any individual, entity or group (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act, or any successor provision).

(aq)	“Plan” means this Medley Management Inc.2014 Omnibus Incentive Plan, as it may be amended from time to time.

(ar)
“Restricted Period” means the period of time determined by the Committee during which an Award is subject to restrictions or, as applicable, the period of time within which performance is measured for purposes of determining whether an Award has been earned.

(as)
“Restricted Stock” means Common Stock, subject to certain specified restrictions (which may include, without limitation, a requirement that the Participant remain continuously employed or provide continuous services for a specified period of time), granted under Section 9 of the Plan.

(at)
“Restricted Stock Unit” means an unfunded and unsecured promise to deliver shares of Common Stock, cash, other securities or other property, subject to certain restrictions (which may include, without limitation, a requirement that the Participant remain continuously employed or provide continuous services for a specified period of time), granted under Section 9 of the Plan.

(au)	“SAR Period” has the meaning given such term in Section 8(c) of the Plan.

(av)
“Securities Act” means the Securities Act of 1933, as amended, and any successor thereto. Reference in the Plan to any section of (or rule promulgated under) the Securities Act shall be deemed to include any rules, regulations or other interpretative guidance under such section or rule, and any amendments or successor provisions to such section, rules, regulations or guidance.

(aw)
“Service Recipient” means, with respect to a Participant holding a given Award, either the Company or an Affiliate of the Company by which the original recipient of such Award is, or following a Termination was most recently, principally employed or to which such original recipient provides, or following a Termination was most recently providing, services, as applicable.

(ax)	“Stock Appreciation Right” or “SAR” means an Award granted under Section 8 of the Plan.

(ay)	“Strike Price” has the meaning given such term in Section 8(b) of the Plan.

(az)	“Subsidiary” means, with respect to any specified Person:

(i)
any corporation, association or other business entity of which more than 50% of the total voting power of shares of such entity’s voting securities (without regard to the occurrence of any contingency and after giving effect to any voting agreement or stockholders’ agreement that effectively transfers voting power) is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person (or a combination thereof); and

(ii)
any partnership (or any comparable foreign entity) (A) the sole general partner (or functional equivalent thereof) or the managing general partner of which is such Person or Subsidiary of such Person or (B) the only general partners (or functional equivalents thereof) of which are that Person or one or more Subsidiaries of that Person (or any combination thereof).

(ba)	“Substitute Award” has the meaning given such term in Section 5(e) of the Plan.

(bb)
“Sub-Plans” means, any sub-plan to this Plan that has been adopted by the Board or the Committee for the purpose of permitting the offering of Awards to employees of certain Designated Foreign Subsidiaries or otherwise outside the United States of America, with each such sub-plan designed to comply with local laws applicable to offerings in such foreign jurisdictions. Although any Sub-Plan may be designated a separate and independent plan from the Plan in order to comply with applicable local laws, the Absolute Share Limit shall apply in the aggregate to the Plan and any Sub-Plan adopted hereunder.

(bc)	“Termination” means the termination of a Participant’s employment or service, as applicable, with the Service Recipient.

3.
Effective Date; Duration. The Plan shall be effective as of the Effective Date. The expiration date of the Plan, on and after which date no Awards may be granted hereunder, shall be the tenth anniversary of the Effective Date; provided, however, that such expiration shall not affect Awards then outstanding, and the terms and conditions of the Plan shall continue to apply to such Awards.

4.	Administration.

(a)
The Committee shall administer the Plan. To the extent required to comply with the provisions of Rule 16b-3 promulgated under the Exchange Act (if the Board is not acting as the Committee under the Plan) or necessary to obtain the exception for performance-based compensation under Section 162(m) of the Code, as applicable, it is intended that each member of the Committee shall, at the time he or she takes any action with respect to an Award under the Plan that is subject to Rule 16b-3 or Section 162(m) of the Code, as applicable, be an Eligible Director. However, the fact that a Committee member shall fail to qualify as an Eligible Director shall not invalidate any Award granted by the Committee that is otherwise validly granted under the Plan.

(b)
Subject to the provisions of the Plan and applicable law, the Committee shall have the sole and plenary authority, in addition to other express powers and authorizations conferred on the Committee by the Plan, to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to a Participant; (iii) determine the number of shares of Common Stock or LLC Interests, as applicable, to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Awards; (iv) determine the terms and conditions of any Award; (v) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, shares of Common Stock, other securities, other Awards or other property, or canceled, forfeited, or suspended and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended; (vi) determine whether, to what extent, and under what circumstances the delivery of cash, shares of Common Stock, other securities, other Awards or other property and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the Participant or of the Committee; (vii) interpret, administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in the Plan and any instrument or agreement relating to, or Award granted under, the Plan; (viii) establish, amend, suspend, or waive any rules and regulations and appoint such agents as the Committee shall deem appropriate for the proper administration of the Plan; (ix) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan; and (x) adopt Sub-Plans.

(c)
Except to the extent prohibited by applicable law or the applicable rules and regulations of any securities exchange or inter-dealer quotation system on which the securities of the Company are listed or traded, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it. Any such allocation or delegation may be revoked by the Committee at any time. Without limiting the generality of the foregoing, the Committee may delegate to one or more officers of the Company or any Subsidiary the authority to act on behalf of the Committee with respect to any matter, right, obligation, or election which is the responsibility of or which is allocated to the Committee herein, and which may be so delegated as a matter of law, except for grants of Awards to persons (i) who are Non-Employee Directors or otherwise are subject to Section 16 of the Exchange Act or (ii) who are, or who are reasonably expected to be, “covered employees” for purposes of Section 162(m) of the Code.

(d)
Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award or any documents evidencing Awards granted pursuant to the Plan shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon all persons or entities, including, without limitation, the Company, any of its Affiliates, any Participant, any holder or beneficiary of any Award, and any stockholder of the Company.

(e)
Awards may, in the discretion of the Committee, be made under the Plan in assumption of, or in substitution for, outstanding awards previously granted by the Company, any of its Affiliates or any entity acquired by the Company or with which the Company combines.

(f)
No member of the Board, the Committee or any employee or agent of the Company or any Subsidiary (each such person, an “Indemnifiable Person”) shall be liable for any action taken or omitted to be taken or any determination made with respect to the Plan or any Award hereunder (unless constituting fraud or a willful criminal act or omission). Each Indemnifiable Person shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense (including attorneys’ fees) that may be imposed upon or incurred by such Indemnifiable Person in connection with or resulting from any action, suit or proceeding to which such Indemnifiable Person may be a party or in which such

Indemnifiable Person may be involved by reason of any action taken or omitted to be taken or determination made under the Plan or any Award agreement and against and from any and all amounts paid by such Indemnifiable Person with the Company’s approval, in settlement thereof, or paid by such Indemnifiable Person in satisfaction of any judgment in any such action, suit or proceeding against such Indemnifiable Person, and the Company shall advance to such Indemnifiable Person any such expenses promptly upon written request (which request shall include an undertaking by the Indemnifiable Person to repay the amount of such advance if it shall ultimately be determined as provided below that the Indemnifiable Person is not entitled to be indemnified); provided that the Company shall have the right, at its own expense, to assume and defend any such action, suit or proceeding and once the Company gives notice of its intent to assume the defense, the Company shall have sole control over such defense with counsel of the Company’s choice. The foregoing right of indemnification shall not be available to an Indemnifiable Person to the extent that a final judgment or other final adjudication (in either case not subject to further appeal) binding upon such Indemnifiable Person determines that the acts or omissions or determinations of such Indemnifiable Person giving rise to the indemnification claim resulted from such Indemnifiable Person’s fraud or willful criminal act or omission or that such right of indemnification is otherwise prohibited by law or by the Company’s Certificate of Incorporation or Bylaws. The foregoing right of indemnification shall not be exclusive of or otherwise supersede any other rights of indemnification to which such Indemnifiable Persons may be entitled under the Company’s or any Subsidiary’s organizational documents, as a matter of law, individual indemnification agreement or contract or otherwise, or any other power that the Company may have to indemnify such Indemnifiable Persons or hold them harmless.

(g)
Notwithstanding anything to the contrary contained in the Plan, the Board may, in its sole discretion, at any time and from time to time, grant Awards and administer the Plan with respect to such Awards. Any such actions by the Board shall be subject to the applicable rules of the NYSE or any other securities exchange or inter-dealer quotation system on which the Common Stock is listed or quoted. In any such case, the Board shall have all the authority granted to the Committee under the Plan.

5.	Grant of Awards; Shares and LLC Interests Subject to the Plan; Limitations.

(a)	The Committee may, from time to time, grant Awards to one or more Eligible Persons.

(b)
Awards granted under the Plan shall be subject to the following limitations: (i) subject to Section 12 of the Plan, the total number of Awards available under the Plan shall be no more than 19,000,000 (the “Absolute Share Limit”), of which all or any portion may be issued as shares of Common Stock or LLC Interests; (ii) subject to Section 12 of the Plan, grants of Options or SARs under the Plan in respect of no more than 4,500,000 shares of Common Stock may be made to any individual Participant during any single fiscal year of the Company (for this purpose, if a SAR is granted in tandem with an Option (such that the SAR expires with respect to the number of shares of Common Stock for which the Option is exercised), only the shares underlying the Option shall count against this limitation); (iii) subject to Section 12 of the Plan, no more than the number ofshares of Common Stock equal to the Absolute Share Limit may be issued in the aggregate pursuant to the exercise of Incentive Stock Options granted under the Plan; (iv) subject to Section 12 of the Plan, no more than 2,250,000 shares of Common Stock may be issued in respect of Performance Compensation Awards denominated in shares of Common Stock granted pursuant to Section 11 of the Plan to any individual Participant for a single fiscal year during a Performance Period (or with respect to each single fiscal year in the event a Performance Period extends beyond a single fiscal year), or in the event such share denominated Performance Compensation Award is paid in cash, other securities, other Awards or other property, no more than the Fair Market Value of such shares of Common Stock on the last day of the Performance Period to which such Award relates; (v) the maximum number of shares of Common Stock subject to Awards granted during a single fiscal year to any Non-Employee Director, taken together with any cash fees paid to such Non-Employee Director during the fiscal year, shall not exceed $1,000,000 in total value (calculating the value of any such Awards based on the grant date fair value of such Awards for financial reporting purposes); and (vi) the maximum amount that can be paid to any individual Participant for a single fiscal year during a Performance Period (or with respect to each single fiscal year in the event a Performance Period extends beyond a single fiscal year) pursuant to a Performance Compensation Award denominated in cash (described in Section 11(a) of the Plan) shall be $7,500,000.Unless the Committee shall otherwise determine, the Common Stock delivered by the Company or its Affiliates upon exchange of the LLC Interests that have been issued under the Plan shall be issued under the Plan.

(c)
Other than with respect to Substitute Awards, to the extent that an Award expires or is canceled, forfeited, terminated, settled in cash, or otherwise is settled without delivery to the Participant of the full number of shares of Common Stock to which the Award related, the undelivered shares will again be available for grant. Shares of Common Stock withheld in payment of the exercise price or taxes relating to an Award and shares equal to the number of shares surrendered in payment of any Exercise Price or Strike Price, or taxes relating to an Award, shall be deemed to constitute shares not issued to the Participant and shall be deemed to again be available for Awards under the Plan; provided, however, that such shares shall not become available for issuance hereunder if either: (i) the applicable shares are withheld or surrendered following the termination of the Plan; or (ii) at the time the applicable shares are withheld or surrendered, it would constitute a material revision of the Plan subject to stockholder approval under any then-applicable rules of the national securities exchange on which the Common Stock is listed.

(d)
Shares of Common Stock issued by the Company in settlement of Awards may be authorized and unissued shares, shares held in the treasury of the Company, shares purchased on the open market or by private purchase or a combination of the foregoing.

(e)
Awards may, in the sole discretion of the Committee, be granted under the Plan in assumption of, or in substitution for, outstanding awards previously granted by an entity directly or indirectly acquired by the Company or with which the Company combines (“Substitute Awards”). Substitute Awards shall not be counted against the Absolute Share Limit; provided, that Substitute Awards issued in connection with the assumption of, or in substitution for, outstanding options intended to qualify as “incentive stock options” within the meaning of Section 422 of the Code shall be counted against the aggregate number of shares of Common Stock available for Awards of Incentive Stock Options under the Plan. Subject to applicable stock exchange requirements, available shares under a stockholder approved plan of an entity directly or indirectly acquired by the Company or with which the Company combines (as appropriately adjusted to reflect the acquisition or combination transaction) may be used for Awards under the Plan and shall not reduce the number of shares of Common Stock available for issuance under the Plan.

6.	Eligibility. Participation in the Plan shall be limited to Eligible Persons.

7.	Options.

(a)
General. Each Option granted under the Plan shall be evidenced by an Award agreement, in written or electronic form, which agreement need not be the same for each Participant. Each Option so granted shall be subject to the conditions set forth in this Section 7, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award agreement. All Options granted under the Plan shall be Nonqualified Stock Options unless the applicable Award agreement expressly states that the Option is intended to be an Incentive Stock Option. Incentive Stock Options shall be granted only to Eligible Persons who are employees of the Company and its Affiliates, and no Incentive Stock Option shall be granted to any Eligible Person who is ineligible to receive an Incentive Stock Option under the Code. No Option shall be treated as an Incentive Stock Option unless the Plan has been approved by the stockholders of the Company in a manner intended to comply with the stockholder approval requirements of Section 422(b)(1) of the Code, provided that any Option intended to be an Incentive Stock Option shall not fail to be effective solely on account of a failure to obtain such approval, but rather such Option shall be treated as a Nonqualified Stock Option unless and until such approval is obtained. In the case of an Incentive Stock Option, the terms and conditions of such grant shall be subject to and comply with such rules as may be prescribed by Section 422 of the Code. If for any reason an Option intended to be an Incentive Stock Option (or any portion thereof) shall not qualify as an Incentive Stock Option, then, to the extent of such nonqualification, such Option or portion thereof shall be regarded as a Nonqualified Stock Option appropriately granted under the Plan.

(b)
Exercise Price. Except as otherwise provided by the Committee in the case of Substitute Awards, the exercise price (“Exercise Price”) per share of Common Stock for each Option shall not be less than 100% of the Fair Market Value of such share (determined as of the Date of Grant); provided, however, that in the case of an Incentive Stock Option granted to an employee who, at the time of the grant of such Option, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Affiliate, the Exercise Price per share shall be no less than 110% of the Fair Market Value per share on the Date of Grant.

(c)	Vesting and Expiration; Termination.

(i)
Options shall vest and become exercisable in such manner and on such date or dates or upon such events as determined by the Committee; provided, however, that notwithstanding any such vesting dates or events, the Committee may in its sole discretion accelerate the vesting of any Options at any time and for any reason. Options shall expire upon a date determined by the Committee, not to exceed ten (10) years from the Date of Grant (the “Option Period”); provided, that if the Option Period (other than in the case of an Incentive Stock Option) would expire at a time when trading in the shares of Common Stock is prohibited by the Company’s insider trading policy (or Company-imposed “blackout period”), then the Option Period shall be automatically extended until the 30th day following the expiration of such prohibition. Notwithstanding the foregoing, in no event shall the Option Period exceed five (5) years from the Date of Grant in the case of an Incentive Stock Option granted to a Participant who on the Date of Grant owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Affiliate.

(ii)
Unless otherwise provided by the Committee, whether in an Award agreement or otherwise, in the event of: (A) a Participant’s Termination by the Service Recipient for Cause, all outstanding Options granted to such Participant shall immediately terminate and expire; (B) a Participant’s Termination due to death or Disability, each outstanding unvested Option granted to such Participant shall immediately terminate and expire, and each outstanding vested Option shall remain exercisable for one year thereafter (but in no event beyond the expiration of the Option Period); and (C) a Participant’s Termination for any other reason, each outstanding unvested Option granted to such Participant shall immediately terminate and expire, and each outstanding vested Option shall remain exercisable for ninety (90) days thereafter (but in no event beyond the expiration of the Option Period).

(d)
Method of Exercise and Form of Payment. No shares of Common Stock shall be issued pursuant to any exercise of an Option until payment in full of the Exercise Price therefor is received by the Company and the Participant has paid to the Company an amount equal to any Federal, state, local and non-U.S. income, employment and any other applicable taxes required to be withheld. Options which have become exercisable may be exercised by delivery of written or electronic notice of exercise to the Company (or telephonic instructions to the extent provided by the Committee) in accordance with the terms of the Option accompanied by payment of the Exercise Price. The Exercise Price shall be payable: (i) in cash, check, cash equivalent and/or shares of Common Stock valued at the Fair Market Value at the time the Option is exercised (including, pursuant to procedures approved by the Committee, by means of attestation of ownership of a sufficient number of shares of Common Stock in lieu of actual issuance of such shares to the Company); provided, that such shares of Common Stock are not subject to any pledge or other security interest; or (ii) by such other method as the Committee may permit in its sole discretion, including, without limitation (A) in other property having a fair market value on the date of exercise equal to the Exercise Price; (B) if there is a public market for the shares of Common Stock at such time, by means of a broker-assisted “cashless exercise” pursuant to which the Company is delivered (including telephonically to the extent permitted by the Committee) a copy of irrevocable instructions to a stockbroker to sell the shares of Common Stock otherwise issuable upon the exercise of the Option and to deliver promptly to the Company an amount equal to the Exercise Price or (C) a “net exercise” procedure effected by withholding the minimum number of shares of Common Stock otherwise issuable in respect of an Option that are needed to pay the Exercise Price and all applicable required withholding and any other applicable taxes. Any fractional shares of Common Stock shall be settled in cash.

(e)
Notification upon Disqualifying Disposition of an Incentive Stock Option. Each Participant awarded an Incentive Stock Option under the Plan shall notify the Company in writing immediately after the date he or she makes a disqualifying disposition of any Common Stock acquired pursuant to the exercise of such Incentive Stock Option. A disqualifying disposition is any disposition (including, without limitation, any sale) of such Common Stock before the later of (A) two years after the Date of Grant of the Incentive Stock Option or (B) one year after the date of exercise of the Incentive Stock Option. The Company may, if determined by the Committee and in accordance with procedures established by the Committee, retain possession, as agent for the applicable Participant, of any Common Stock acquired pursuant to the exercise of an Incentive Stock Option until the end of the period described in the preceding sentence, subject to complying with any instructions from such Participant as to the sale of such Common Stock.

(f)
Compliance With Laws, etc. Notwithstanding the foregoing, in no event shall a Participant be permitted to exercise an Option in a manner which the Committee determines would violate the Sarbanes-Oxley Act of 2002, as it may be amended from time to time, or any other applicable law or the applicable rules and regulations of the Securities and Exchange Commission or the applicable rules and regulations of any securities exchange or inter-dealer quotation system on which the securities of the Company are listed or traded.

8.	Stock Appreciation Rights.

(a)
General. Each SAR granted under the Plan shall be evidenced by an Award agreement. Each SAR so granted shall be subject to the conditions set forth in this Section 8, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award agreement. Any Option granted under the Plan may include tandem SARs. The Committee also may award SARs to Eligible Persons independent of any Option.

(b)
Strike Price. Except as otherwise provided by the Committee in the case of Substitute Awards, the strike price (“Strike Price”) per share of Common Stock for each SAR shall not be less than 100% of the Fair Market Value of such share (determined as of the Date of Grant). Notwithstanding the foregoing, a SAR granted in tandem with (or in substitution for) an Option previously granted shall have a Strike Price equal to the Exercise Price of the corresponding Option.

(c)	Vesting and Expiration; Termination.

(i)
A SAR granted in connection with an Option shall become exercisable and shall expire according to the same vesting schedule and expiration provisions as the corresponding Option. A SAR granted independent of an Option shall vest and become exercisable in such manner and on such date or dates or upon such events as determined by the Committee; provided, however, that notwithstanding any such vesting dates or events, the Committee may in its sole discretion accelerate the vesting of any SAR at any time and for any reason. SARs shall expire upon a date determined by the Committee, not to exceed ten (10) years from the Date of Grant (the “SAR Period”); provided, that if the SAR Period would expire at a time when trading in the shares of Common Stock is prohibited by the Company’s insider trading policy (or Company-imposed “blackout period”), then the SAR Period shall be automatically extended until the 30th day following the expiration of such prohibition.

(ii)
Unless otherwise provided by the Committee, whether in an Award agreement or otherwise, in the event of: (A) a Participant’s Termination by the Service Recipient for Cause, all outstanding SARs granted to such Participant shall immediately terminate and expire; (B) a Participant’s Termination due to death or Disability, each outstanding unvested SAR granted to such Participant shall immediately terminate and expire, and each outstanding vested SAR shall remain exercisable for one (1) year thereafter (but in no event beyond the expiration of the SAR Period); and (C) a Participant’s Termination for any other reason, each outstanding unvested SAR granted to such Participant shall immediately terminate and expire, and each outstanding vested SAR shall remain exercisable for ninety (90) days thereafter (but in no event beyond the expiration of the SAR Period).

(d)
Method of Exercise. SARs which have become exercisable may be exercised by delivery of written or electronic notice of exercise to the Company in accordance with the terms of the Award, specifying the number of SARs to be exercised and the date on which such SARs were awarded.

(e)
Payment. Upon the exercise of a SAR, the Company shall pay to the Participant an amount equal to the number of shares subject to the SAR that is being exercised multiplied by the excess of the Fair Market Value of one (1) share of Common Stock on the exercise date over the Strike Price, less an amount equal to any Federal, state, local and non-U.S. income, employment and any other applicable taxes required to be withheld. The Company shall pay such amount in cash, in shares of Common Stock valued at Fair

Market Value, or any combination thereof, as determined by the Committee. Any fractional shares of Common Stock shall be settled in cash.

(f)
Substitution of SARs for Nonqualified Stock Options. The Committee shall have the authority in its sole discretion to substitute, without the consent of the affected Participant or any holder or beneficiary of SARs, SARs settled in shares of Common Stock (or settled in shares or cash in the sole discretion of the Committee) for outstanding Nonqualified Stock Options; provided that (i) the substitution shall not otherwise result in a modification of the terms of any such Nonqualified Stock Option; (ii) the number of shares of Common Stock underlying the substituted SARs shall be the same as the number of shares of Common Stock underlying such Nonqualified Stock Options; and (iii) the Strike Price of the substituted SARs shall be equal to the Exercise Price of such Nonqualified Stock Options.

9.	Restricted Stock and Restricted Stock Units.

(i)
General. Each grant of Restricted Stock and Restricted Stock Units shall be evidenced by an Award agreement. Each Restricted Stock and Restricted Stock Unit so granted shall be subject to the conditions set forth in this Section 9, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award agreement.

(ii)
Stock Certificates and Book-Entry; Escrow or Similar Arrangement. Upon the grant of Restricted Stock, the Committee shall cause a stock certificate registered in the name of the Participant to be issued or shall cause share(s) of Common Stock to be registered in the name of the Participant and held in book-entry form subject to the Company’s directions and, if the Committee determines that the Restricted Stock shall be held by the Company or in escrow rather than issued to the Participant pending the release of the applicable restrictions, the Committee may require the Participant to additionally execute and deliver to the Company (i) an escrow agreement satisfactory to the Committee, if applicable and (ii) the appropriate stock power (endorsed in blank) with respect to the Restricted Stock covered by such agreement. If a Participant shall fail to execute and deliver (in a manner permitted under Section 14(a) of the Plan or as otherwise determined by the Committee) an agreement evidencing an Award of Restricted Stock and, if applicable, an escrow agreement and blank stock power within the amount of time specified by the Committee, the Award shall be null and void. Subject to the restrictions set forth in this Section 9 and the applicable Award agreement, the Participant generally shall have the rights and privileges of a stockholder as to such Restricted Stock, including, without limitation, the right to vote such Restricted Stock; provided that if the lapsing of restrictions with respect to any grant of Restricted Stock is contingent on satisfaction of performance conditions (other than or in addition to the passage of time), any dividends payable on such shares of Restricted Stock shall be held by the Company and delivered (without interest) to the Participant within fifteen (15) days following the date on which the restrictions on such Restricted Stock lapse (and the right to any such accumulated dividends shall be forfeited upon the forfeiture of the Restricted Stock to which such dividends relate). To the extent shares of Restricted Stock are forfeited, any stock certificates issued to the Participant evidencing such shares shall be returned to the Company, and all rights of the Participant to such shares and as a stockholder with respect thereto shall terminate without further obligation on the part of the Company.

(iii)	Restricted Period; Termination.

(i)
The Restricted Period with respect to Restricted Stock and Restricted Stock Units shall lapse in such manner and on such date or dates or upon such events determined by the Committee; provided, however, that notwithstanding any such dates or events, the Committee may in its sole discretion accelerate the lapse of the Restricted Period at any time and for any reason.

(ii)
Unless otherwise provided by the Committee, whether in an Award agreement or otherwise, in the event of a Participant’s Termination for any reason prior to the time that such Participant’s Restricted Stock or Restricted Stock Units, as applicable, have vested (x) all vesting with respect to such Participant’s Restricted Stock or Restricted Stock Units shall cease and (y) unvested shares of Restricted Stock and unvested Restricted Stock Units, as applicable, shall be forfeited to the Company by the Participant, for no consideration, as of the date of such Termination.

(d)	Issuance of Restricted Stock and Settlement of Restricted Stock Units.

(i)
Upon the expiration of the Restricted Period with respect to any shares of Restricted Stock, the restrictions set forth in the applicable Award agreement shall be of no further force or effect with respect to such shares, except as set forth in the applicable Award agreement. If an escrow arrangement is used, upon such expiration, the Company shall issue to the Participant, or his or her beneficiary, without charge, the stock certificate (or, if applicable, a notice evidencing a book-entry notation) evidencing the shares of Restricted Stock which have not then been forfeited and with respect to which the Restricted Period has expired (rounded down to the nearest full share). Dividends, if any, that may have been withheld by the Committee and attributable to any particular share of Restricted Stock shall be distributed to the Participant in cash or, at the sole discretion of the Committee, in shares of Common Stock having a Fair Market Value (on the date of distribution) equal to the amount of such dividends, upon the release of restrictions on such share and, if such share is forfeited, the Participant shall have no right to such dividends.

(ii)
Unless otherwise provided by the Committee in an Award agreement or otherwise, upon the expiration of the Restricted Period with respect to any outstanding Restricted Stock Units, the Company shall issue to the Participant, or his or her beneficiary, without charge, one (1) share of Common Stock (or other securities or other property, as applicable) for each such outstanding Restricted Stock Unit; provided, however, that the Committee may, in its sole discretion, elect to (i) pay cash or part cash and part shares of Common Stock in lieu of issuing only shares of Common Stock in respect of such Restricted Stock Units; or (ii) defer the issuance of shares of Common Stock (or cash or part shares of Common Stock and part cash, as the case may be) beyond the expiration of the Restricted Period if such extension would not cause adverse tax consequences under Section 409A of the Code. If a cash payment is made in lieu of issuing shares of Common Stock, the amount of such payment shall be equal to the Fair Market Value of the Common Stock as of the date on which the Restricted Period lapsed with respect to such Restricted Stock Units. To the extent provided in an Award agreement, the holder of outstanding Restricted Stock Units shall be entitled to be credited with dividend equivalent payments (upon the payment by the Company of dividends on shares of Common Stock) either in cash or, at the sole discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such dividends (and interest may, at the sole discretion of the Committee, be credited on the amount of cash dividend equivalents at a rate and subject to such terms as determined by the Committee), which accumulated dividend equivalents (and interest thereon, if applicable) shall be payable at the same time as the underlying Restricted Stock Units are settled following the release of restrictions on such Restricted Stock Units, and, if such Restricted Stock Units are forfeited, the Participant shall have no right to such dividend equivalent payments.

(e)
Legends on Restricted Stock. Each certificate, if any, representing Restricted Stock awarded under the Plan, if any, shall bear a legend substantially in the form of the following, in addition to any other information the Company deems appropriate, until the lapse of all restrictions with respect to such shares of Common Stock:

TRANSFER OF THIS CERTIFICATE AND THE SHARES REPRESENTED HEREBY IS RESTRICTED PURSUANT TO THE TERMS OF THE MEDLEY MANAGEMENT INC. 2014 Omnibus INCENTIVE PLAN AND A RESTRICTED STOCK AWARD AGREEMENT BETWEEN MEDLEY MANAGEMENT INC. AND PARTICIPANT. A COPY OF SUCH PLAN AND AWARD AGREEMENT IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF MEDLEY MANAGEMENT INC.

10.
Other Stock- or LLC Interest-Based Awards. The Committee may issue unrestricted Common Stock, rights to receive grants of Awards at a future date, other Awards denominated in Common Stock (including, without limitation, performance shares or performance units) or LLC Interests, under the Plan to Eligible Persons, alone or in tandem with other Awards, in such amounts as the Committee shall from time to time in its sole discretion determine. Each Other Stock-Based Award granted under the Plan shall be evidenced by an Award agreement. Each Other Stock-Based Award so granted shall be subject to such conditions not inconsistent with the Plan as may be reflected in the applicable Award agreement.

11.	Performance Compensation Awards.

(a)
General. The Committee shall have the authority, at or before the time of grant of any Award, to designate such Award as a Performance Compensation Award intended to qualify as “performance-based compensation” under Section 162(m) of the Code. The Committee shall also have the authority to make an award of a cash bonus to any Participant and designate such Award as a Performance Compensation Award intended to qualify as “performance-based compensation” under Section 162(m) of the Code. Notwithstanding anything in the Plan to the contrary, if the Company determines that a Participant who has been granted an Award designated as a Performance Compensation Award is not (or is no longer) a “covered employee” (within the meaning of Section 162(m) of the Code), the terms and conditions of such Award may be modified without regard to any restrictions or limitations set forth in this Section 11 (but subject otherwise to the provisions of Section 13 of the Plan).

(b)
Discretion of Committee with Respect to Performance Compensation Awards. With regard to a particular Performance Period, the Committee shall have sole discretion to select the length of such Performance Period, the type(s) of Performance Compensation Awards to be issued, the Performance Criteria that will be used to establish the Performance Goal(s), the kind(s) and/or level(s) of the Performance Goal(s) that is (are) to apply and the Performance Formula(e). Within the first ninety (90) days of a Performance Period (or, within any other maximum period allowed under Section 162(m) of the Code), the Committee shall, with regard to the Performance Compensation Awards to be issued for such Performance Period, exercise its discretion with respect to each of the matters enumerated in the immediately preceding sentence and record the same in writing.

(c)
Performance Criteria. The Performance Criteria that will be used to establish the Performance Goal(s) may be based on the attainment of specific levels of performance of the Company (and/or one or more Affiliates, divisions or operational and/or business units, product lines, brands, business segments, administrative departments, or any combination of the foregoing) and shall be limited to the following, which may be determined in accordance with generally accepted accounting principles (“GAAP”) or on a non-GAAP basis: (i) net earnings, net income (before or after taxes) or consolidated net income; (ii) basic or diluted earnings per share (before or after taxes); (iii) net revenue or net revenue growth; (iv) gross revenue or gross revenue growth, gross profit or gross profit growth; (v) net operating profit (before or after taxes); (vi) return measures (including, but not limited to, return on investment, assets, capital, employed capital, invested capital, equity, or sales); (vii) cash flow measures (including, but not limited to, operating cash flow, free cash flow, or cash flow return on capital), which may but are not required to be measured on a per share basis; (viii) earnings before or after interest, taxes, depreciation and/or amortization (including EBIT and EBITDA); (ix) gross or net operating margins; (x) productivity ratios; (xi) share price (including, but not limited to, growth measures and total stockholder return); (xii) expense targets or cost reduction goals, general and administrative expense savings; (xiii) operating efficiency; (xiv) objective measures of customer/client satisfaction; (xv) working capital targets; (xvi) measures of economic value added or other ‘value creation’ metrics; (xvii) enterprise value; (xviii) sales; (xix) stockholder return; (xx) customer/client retention; (xxi) competitive market metrics; (xxii) employee retention; (xxiii) objective measures of personal targets, goals or completion of projects (including but not limited to succession and hiring projects, completion of specific acquisitions, dispositions, reorganizations or other corporate transactions or capital-raising transactions, expansions of specific business operations and meeting divisional or project budgets); (xxiv) comparisons of continuing operations to other operations; (xxv) market share; (xxvi) cost of capital, debt leverage year-end cash position or book value; (xxvii) strategic objectives; or (xxviii) any combination of the foregoing. Any one or more of the Performance Criteria may be stated as a percentage of another Performance Criteria, or used on an absolute or relative basis to measure the performance of the Company and/or one or more Affiliates as a whole or any divisions or operational and/or business units, product lines, brands, business segments, administrative departments of the Company and/or one or more Affiliates or any combination thereof, as the Committee may deem appropriate, or any of the above Performance Criteria may be compared to the performance of a selected group of comparison companies, or a published or special index that the Committee, in its sole discretion, deems appropriate, or as compared to various stock market indices. The Committee also has the authority to provide for accelerated vesting of any Award based on the achievement of Performance Goals pursuant to the Performance Criteria specified in this paragraph. To the extent required under Section 162(m) of the Code, the Committee shall, within the first ninety (90) days of a Performance Period (or, within any other maximum period allowed under Section 162(m) of the Code), define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period.

(d)
Modification of Performance Goal(s). In the event that applicable tax and/or securities laws change to permit Committee discretion to alter the governing Performance Criteria without obtaining stockholder approval of such alterations, the Committee shall have sole discretion to make such alterations without obtaining stockholder approval. Unless otherwise determined by the Committee at the time a Performance Compensation Award is granted, the Committee shall, during the first ninety (90) days of a Performance Period (or, within any other maximum period allowed under Section 162(m) of the Code), or at any time thereafter to the extent the exercise of such authority at such time would not cause the Performance Compensation Awards granted to any Participant for such Performance Period to fail to qualify as “performance-based compensation” under Section 162(m) of the Code, specify adjustments or modifications to be made to the calculation of a Performance Goal for such Performance Period, based on and in order to appropriately reflect the following events: (i) asset write-downs; (ii) litigation or claim judgments or settlements; (iii) the effect of changes in tax laws, accounting principles, or other laws or regulatory rules affecting reported results; (iv) any reorganization and restructuring programs; (v) extraordinary nonrecurring items as described in Accounting Standards Codification Topic 225-20 (or any successor pronouncement thereto) and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to stockholders for the applicable year; (vi) acquisitions or divestitures; (vii) any other specific, unusual or nonrecurring events, or objectively determinable category thereof; (viii) foreign exchange gains and losses; (ix) discontinued operations and nonrecurring charges; and (x) a change in the Company’s fiscal year.

(e)	Payment of Performance Compensation Awards.

(i)
Condition to Receipt of Payment. Unless otherwise provided in the applicable Award agreement, a Participant must be employed by the Company on the last day of a Performance Period to be eligible for payment in respect of a Performance Compensation Award for such Performance Period.

(ii)
Limitation. Unless otherwise provided in the applicable Award agreement, a Participant shall be eligible to receive payment in respect of a Performance Compensation Award only to the extent that: (A) the Performance Goals for such period are achieved; and (B) all or some of the portion of such Participant’s Performance Compensation Award has been earned for the Performance Period based on the application of the Performance Formula to such achieved Performance Goals.

(iii)
Certification. Following the completion of a Performance Period, the Committee shall review and certify in writing whether, and to what extent, the Performance Goals for the Performance Period have been achieved and, if so, calculate and certify in writing that amount of the Performance Compensation Awards earned for the period based upon the Performance Formula. The Committee shall then determine the amount of each Participant’s Performance Compensation Award actually payable for the Performance Period and, in so doing, may apply Negative Discretion.

(iv)
Use of Negative Discretion. In determining the actual amount of an individual Participant’s Performance Compensation Award for a Performance Period, the Committee may reduce or eliminate the amount of the Performance Compensation Award earned under the Performance Formula in the Performance Period through the use of Negative Discretion. Unless otherwise provided in the applicable Award agreement, the Committee shall not have the discretion to: (A) grant or provide payment in respect of Performance Compensation Awards for a Performance Period if the Performance Goals for such Performance Period have not been attained; or (B) increase a Performance Compensation Award above the applicable limitations set forth in Section 5 of the Plan.

(f)
Timing of Award Payments. Unless otherwise provided in the applicable Award agreement, Performance Compensation Awards granted for a Performance Period shall be paid to Participants as soon as administratively practicable following completion of the certifications required by this Section 11. Any Performance Compensation Award that has been deferred shall not (between the date as of which the Award is deferred and the payment date) increase (i) with respect to a Performance Compensation Award that is payable in cash, by a measuring factor for each fiscal year greater than a reasonable rate of interest set by the Committee or (ii) with respect to a Performance Compensation Award that is payable in shares of Common Stock, by an amount greater than the appreciation of a share of Common Stock from the date such Award is deferred to the payment date. Any Performance Compensation Award that is deferred and is otherwise payable in shares of Common Stock shall be credited (during the period between the date as of which the Award is deferred and the payment date) with dividend equivalents (in a manner consistent with the methodology set forth in the last sentence of Section 9(d)(ii) of the Plan).

12.
Changes in Capital Structure and Similar Events. In the event of (a) any dividend (other than regular cash dividends) or other distribution (whether in the form of cash, shares of Common Stock, other securities or other property, including LLC Interests), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, split-off, spin-off, combination, repurchase or exchange of shares of Common Stock or other securities of the Company or LLC Interests, issuance of warrants or other rights to acquire shares of Common Stock or other securities of the Company or LLC Interests, or other similar corporate transaction or event (including, without limitation, a Change in Control) that affects the shares of Common Stock or LLC Interests, as applicable or (b) unusual or nonrecurring events (including, without limitation, a Change in Control) affecting the Company, any Affiliate, or the financial statements of the Company or any Affiliate, or changes in applicable rules, rulings, regulations or other requirements of any governmental body or securities exchange or inter-dealer quotation system, accounting principles or law, such that in either case an adjustment is determined by the Committee in its sole discretion to be necessary or appropriate, then the Committee shall make any such adjustments in such manner as it may deem equitable, including, without limitation, any or all of the following:

(a)
adjusting any or all of (A) the Absolute Share Limit, or any other limit applicable under the Plan with respect to the number of Awards which may be granted hereunder; (B) the number of shares of Common Stock or other securities of the Company (or number and kind of other securities or other property, including LLC Interests) which may be issued in respect of Awards or with respect to which Awards may be granted under the Plan (including, without limitation, adjusting any or all of the limitations under Section 5 of the Plan); and (C) the terms of any outstanding Award, including, without limitation, (1) the number of shares of Common Stock or other securities of the Company (or number and kind of other securities or other property, including LLC Interests) subject to outstanding Awards or to which outstanding Awards relate; (2) the Exercise Price or Strike Price with respect to any Award; or (3) any applicable performance measures (including, without limitation, Performance Criteria and Performance Goals);

(b)
providing for a substitution or assumption of Awards (or awards of an acquiring company), accelerating the exercisability of, lapse of restrictions on, or termination of, Awards or providing for a period of time (which shall not be required to be more than ten (10) days) for Participants to exercise outstanding Awards prior to the occurrence of such event (and any such Award not so exercised shall terminate upon the occurrence of such event); and

(c)
cancelling any one or more outstanding Awards and causing to be paid to the holders holding vested Awards (including any Awards that would vest as a result of the occurrence of such event but for such cancellation) the value of such Awards, if any, as determined by the Committee (which if applicable may be based upon the price per share of Common Stock received or to be received by other stockholders of the Company or holders of LLC Interests, as applicable, in such event), including, without limitation, in the case of an outstanding Option or SAR, a cash payment in an amount equal to the excess, if any, of the Fair Market Value (as of a date specified by the Committee) of the shares of Common Stock subject to such Option or SAR over the aggregate Exercise Price or Strike Price of such Option or SAR, respectively (it being understood that, in such event, any Option or SAR having a per share Exercise Price or Strike Price equal to, or in excess of, the Fair Market Value of a share of Common Stock subject thereto may be canceled and terminated without any payment or consideration therefor);

provided, however, that in the case of any “equity restructuring” (within the meaning of the Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor pronouncement thereto)), the Committee shall make an equitable or proportionate adjustment to outstanding Awards to reflect such equity restructuring. Any adjustment in Incentive Stock Options under this Section 12 (other than any cancellation of Incentive Stock Options) shall be made only to the extent not constituting a “modification” within the meaning of Section 424(h)(3) of the Code, and any adjustments under this Section 12 shall be made in a manner which does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act. Any such adjustment shall be conclusive and binding for all purposes. Payments to holders pursuant to clause (iii) above shall be made in cash or, in the sole discretion of the Committee, in the form of such other consideration necessary for a Participant to receive property, cash, or securities (or combination thereof) as such Participant would have been entitled to receive upon the occurrence of the transaction if the Participant had been, immediately prior to such transaction, the holder of the number of shares of Common Stock or LLC Interests, as applicable, covered by the Award at such time (less any applicable Exercise Price or Strike Price). In addition, prior to any payment or adjustment contemplated under this Section 12, the Committee may require a Participant to (A) represent and warrant as to the unencumbered title to his Awards; (B) bear such Participant’s pro rata share of any post-closing indemnity obligations, and be subject to the same post-closing purchase price adjustments, escrow terms, offset rights, holdback terms, and similar conditions as the other holders of Common Stock or LLC Interests, as applicable and (C) deliver customary transfer documentation as reasonably determined by the Committee.

13.	Amendments and Termination.

(a)
Amendment and Termination of the Plan. The Board may amend, alter, suspend, discontinue, or terminate the Plan or any portion thereof at any time; provided, that no such amendment, alteration, suspension, discontinuation or termination shall be made without stockholder approval if: (i) such approval is necessary to comply with any regulatory requirement applicable to the Plan (including, without limitation, as necessary to comply with any rules or regulations of any securities exchange or inter-dealer quotation system on which the securities of the Company may be listed or quoted) or for changes in GAAP to new accounting standards; (ii) it would materially increase the number of securities which may be issued under the Plan (except for increases pursuant to Section 5 or 12 of the Plan) or (iii) it would materially modify the requirements for participation in the Plan; provided, further, that any such amendment, alteration, suspension, discontinuance or termination that would materially and adversely affect the rights of any Participant or any holder or beneficiary of any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant, holder or beneficiary. Notwithstanding the foregoing, no amendment shall be made to the last proviso of Section 13(b) of the Plan without stockholder approval.

(b)
Amendment of Award Agreements. The Committee may, to the extent consistent with the terms of any applicable Award agreement, waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any Award theretofore granted or the associated Award agreement, prospectively or retroactively (including after a Participant’s Termination); provided that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would materially and adversely affect the rights of any Participant with respect to any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant; provided, further, that without stockholder approval, except as otherwise permitted under Section 12 of the Plan, (i) no amendment or modification may reduce the Exercise Price of any Option or the Strike Price of any SAR; (ii) the Committee may not cancel any outstanding Option or SAR and replace it with a new Option or SAR (with a lower Exercise Price or Strike Price, as the case may be) or other Award or cash payment that is greater than the intrinsic value (if any) of the cancelled Option or SAR and (iii) the Committee may not take any other action which is considered a “repricing” for purposes of the stockholder approval rules of any securities exchange or inter-dealer quotation system on which the securities of the Company are listed or quoted.

14.	General.

(a)
Award Agreements. Each Award under the Plan shall be evidenced by an Award agreement, which shall be delivered to the Participant and shall specify the terms and conditions of the Award and any rules applicable thereto, including, without limitation, the effect on such Award of the death, Disability or Termination of a Participant, or of such other events as may be determined by the Committee. For purposes of the Plan, an Award agreement may be in any such form (written or electronic) as determined by the Committee (including, without limitation, a Board or Committee resolution, an employment agreement, a notice, a certificate or a letter) evidencing the Award. The Committee need not require an Award agreement to be signed by the Participant or a duly authorized representative of the Company.

(b)	Nontransferability.

(i)
Each Award shall be exercisable only by a Participant during the Participant’s lifetime, or, if permissible under applicable law, by the Participant’s legal guardian or representative. No Award may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant (including, without limitation, except as may be prohibited by applicable law, pursuant to a domestic relations order) other than by will or by the laws of descent and distribution and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or an Affiliate; provided that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.

(ii)
Notwithstanding the foregoing, the Committee may, in its sole discretion, permit Awards (other than Incentive Stock Options) to be transferred by a Participant, without consideration, subject to such rules as the Committee may adopt consistent with any applicable Award agreement to preserve the purposes of the Plan, to: (A) any person who is a “family member” of the Participant, as such term is used in the instructions to Form S-8 under the Securities Act or any successor form of registration statement promulgated by the Securities and Exchange Commission (collectively, the “Immediate Family Members”); (B) a trust solely for the benefit of the Participant and his or her Immediate Family Members; (C) a partnership or limited liability company whose only partners or stockholders are the Participant and his or her Immediate Family Members; or (D) a beneficiary to whom donations are eligible to be treated as “charitable contributions” for federal income tax purposes;

(each transferee described in clauses (A), (B), (C) and (D) above is hereinafter referred to as a “Permitted Transferee”); provided that the Participant gives the Committee advance written notice describing the terms and conditions of the proposed transfer and the Committee notifies the Participant in writing that such a transfer would comply with the requirements of the Plan.

(iii)
The terms of any Award transferred in accordance with the immediately preceding sentence shall apply to the Permitted Transferee and any reference in the Plan, or in any applicable Award agreement, to a Participant shall be deemed to refer to the Permitted Transferee, except that: (A) Permitted Transferees shall not be entitled to transfer any Award, other than by will or the laws of descent and distribution; (B) Permitted Transferees shall not be entitled to exercise any transferred Option unless there shall be in effect a registration statement on an appropriate form covering the shares of Common Stock to be acquired pursuant to the exercise of such Option if the Committee determines, consistent with any applicable Award agreement, that such a registration statement is necessary or appropriate; (C) the Committee or the Company shall not be required to provide any notice to a Permitted Transferee, whether or not such notice is or would otherwise have been required to be given to the Participant under the Plan or otherwise; and (D) the consequences of the Termination of the Participant under the terms of the Plan and the applicable Award agreement shall continue to be applied with respect to the Participant, including, without limitation, that an Option shall be exercisable by the Permitted Transferee only to the extent, and for the periods, specified in the Plan and the applicable Award agreement.

(c)
Dividends and Dividend Equivalents. The Committee in its sole discretion may provide a Participant as part of an Award with dividends, dividend equivalents, or similar payments in respect of Awards, payable in cash, shares of Common Stock, other securities, other Awards or other property, on a current or deferred basis, on such terms and conditions as may be determined by the Committee in its sole discretion, including, without limitation, payment directly to the Participant, withholding of such amounts by the Company subject to vesting of the Award or reinvestment in additional shares of Common Stock, Restricted Stock or other Awards; provided, that no dividends, dividend equivalents or other similar payments shall be payable in respect of outstanding (i) Options or SARs; or (ii) unearned Performance Compensation Awards or other unearned Awards subject to performance conditions (other than or in addition to the passage of time) (although dividends, dividend equivalents or other similar payments may be accumulated in respect of unearned Awards and paid within fifteen (15) days after such Awards are earned and become payable or distributable).

(d)	Tax Withholding.

(i)
A Participant shall be required to pay to the Company or any Affiliate, and the Company or any Affiliate shall have the right and is hereby authorized to withhold, from any cash, shares of Common Stock, other securities or other property issuable or deliverable under any Award or from any compensation or other amounts owing to a Participant, the amount (in cash, shares of Common Stock, other securities or other property) of any required withholding or any other applicable taxes in respect of an Award, its exercise, or any payment or transfer under an Award or under the Plan and to take such other action as may be necessary in the opinion of the Committee or the Company to satisfy all obligations for the payment of such withholding or any other applicable taxes.

(ii)
Without limiting the generality of clause (i) above, the Committee may, in its sole discretion, permit a Participant to satisfy, in whole or in part, the foregoing withholding liability by (A) the delivery of shares of Common Stock (which are not subject to any pledge or other security interest) owned by the Participant having a Fair Market Value equal to such withholding liability or (B) having the Company withhold from the number of shares of Common Stock otherwise issuable or deliverable pursuant to the exercise or settlement of the Award a number of shares with a Fair Market Value equal to such withholding liability, provided that with respect to shares withheld pursuant to clause (B), the number of such shares may not have a Fair Market Value greater than the minimum required statutory withholding liability.

(e)
No Claim to Awards; No Rights to Continued Employment; Waiver. No employee of the Company or any Affiliate, or other person, shall have any claim or right to be granted an Award under the Plan or, having been selected for the grant of an Award, to be selected for a grant of any other Award. There is no obligation for uniformity of treatment of Participants or holders or beneficiaries of Awards. The terms and conditions of Awards and the Committee’s determinations and interpretations with respect thereto need not be the same with respect to each Participant and may be made selectively among Participants, whether or not such Participants are similarly situated. Neither the Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the employ or service of the Company or any Affiliate, nor shall it be construed as giving any Participant any rights to continued service on the Board. The Company or any of its Affiliates may at any time dismiss a Participant from employment or discontinue any consulting relationship, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or any Award agreement. By accepting an Award under the Plan, a Participant shall thereby be deemed to have waived any claim to continued exercise or vesting of an Award or to damages or severance entitlement related to non-continuation of the Award beyond the period provided under the Plan or any Award agreement, except to the extent of any provision to the contrary in any written employment contract or other agreement between the Company and its Affiliates and the Participant, whether any such agreement is executed before, on or after the Date of Grant.

(f)
International Participants. With respect to Participants who reside or work outside of the United States of America and who are not (and who are not expected to be) “covered employees” within the meaning of Section 162(m) of the Code, the Committee may, in its sole discretion, amend the terms of the Plan or Sub-Plans or outstanding Awards with respect to such Participants in order to conform such terms with the requirements of local law or to obtain more favorable tax or other treatment for a Participant, the Company or its Affiliates.

(g)
Designation and Change of Beneficiary. Each Participant may file with the Committee a written designation of one or more persons as the beneficiary(ies) who shall be entitled to receive the amounts payable with respect to an Award, if any, due under the Plan upon his or her death. A Participant may, from time to time, revoke or change his or her beneficiary designation without the consent of any prior beneficiary by filing a new designation with the Committee. The last such designation received by the Committee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Participant’s death, and in no event shall it be effective as of a date prior to such receipt. If no beneficiary designation is filed by a Participant, the beneficiary shall be deemed to be his or her spouse or, if the Participant is unmarried at the time of death, his or her estate.

(h)
Termination. Except as otherwise provided in an Award agreement, unless determined otherwise by the Committee at any point following such event: (i) neither a temporary absence from employment or service due to illness, vacation or leave of absence (including, without limitation, a call to active duty for military service through a Reserve or National Guard unit) nor a transfer from employment or service with one Service Recipient to employment or service with another Service Recipient (or vice-versa) shall be considered a Termination; and (ii) if a Participant undergoes a Termination of employment, but such Participant continues to provide services to the Company and its Affiliates in a non-employee capacity, such change in status shall not be considered a Termination for purposes of the Plan. Further, unless otherwise determined by the Committee, in the event that any Service Recipient ceases to be an Affiliate of the Company (by reason of sale, divestiture, spin-off or other similar transaction), unless a Participant’s employment or service is transferred to another entity that would constitute a Service Recipient immediately following such transaction, such Participant shall be deemed to have suffered a Termination hereunder as of the date of the consummation of such transaction.

(i)
No Rights as a Stockholder. Except as otherwise specifically provided in the Plan or any Award agreement, no person shall be entitled to the privileges of ownership in respect of shares of Common Stock which are subject to Awards hereunder until such shares have been issued or delivered to such person.

(j)	Government and Other Regulations.

(i)
The obligation of the Company to settle Awards in shares of Common Stock or other consideration shall be subject to all applicable laws, rules, and regulations, and to such approvals by governmental agencies as may be required. Notwithstanding any terms or conditions of any Award to the contrary, the Company shall be under no obligation to offer to sell or to sell, and shall be prohibited from offering to sell or selling, any shares of Common Stock pursuant to an Award unless such shares have been properly registered for sale pursuant to the Securities Act with the Securities and Exchange Commission or unless the Company has received an opinion of counsel (if the Company has requested such an opinion), satisfactory to the Company, that such shares may be offered or sold without such registration pursuant to an available exemption therefrom and the terms and conditions of such exemption have been fully complied with. The Company shall be under no obligation to register for sale under the Securities Act any of the shares of Common Stock to be offered or sold under the Plan. The Committee shall have the authority to provide that all shares of Common Stock or other securities of the Company or any Affiliate issued under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan, the applicable Award agreement, the Federal securities laws, or the rules, regulations and other requirements of the Securities and Exchange Commission, any securities exchange or inter-dealer quotation system on which the securities of the Company are listed or quoted and any other applicable Federal, state, local or non-U.S. laws, rules, regulations and other requirements, and, without limiting the generality of Section 9 of the Plan, the Committee may cause a legend or legends to be put on certificates representing shares of Common Stock or other securities of the Company or any Affiliate issued under the Plan to make appropriate reference to such restrictions or may cause such Common Stock or other securities of the Company or any Affiliate issued under the Plan in book-entry form to be held subject to the Company’s instructions or subject to appropriate stop transfer orders. Notwithstanding any provision in the Plan to the contrary, the Committee reserves the right to add any additional terms or provisions to any Award granted under the Plan that it in its sole discretion deems necessary or advisable in order that such Award complies with the legal requirements of any governmental entity to whose jurisdiction the Award is subject.

(ii)
The Committee may cancel an Award or any portion thereof if it determines, in its sole discretion, that legal or contractual restrictions and/or blockage and/or other market considerations would make the Company’s acquisition of shares of Common Stock from the public markets, the Company’s issuance of Common Stock to the Participant, the Participant’s acquisition of Common Stock from the Company and/or the Participant’s sale of Common Stock to the public markets, illegal, impracticable or inadvisable. If the Committee determines to cancel all or any portion of an Award in accordance with the foregoing, the Company shall pay to the Participant an amount equal to the excess of (A) the aggregate Fair Market Value of the shares of Common Stock subject to such Award or portion thereof canceled (determined as of the applicable exercise date, or the date that the shares would have been vested or issued, as applicable), over (B) the aggregate Exercise Price or Strike Price (in the case of an Option or SAR, respectively) or any amount payable as a condition of issuance of shares of Common Stock (in the case of any other Award). Such amount shall be delivered to the Participant as soon as practicable following the cancellation of such Award or portion thereof.

(k)
No Section 83(b) Elections Without Consent of Company. No election under Section 83(b) of the Code or under a similar provision of law may be made unless expressly permitted by the terms of the applicable Award agreement or by action of the Committee in writing prior to the making of such election. If a Participant, in connection with the acquisition of shares of Common Stock under the Plan or otherwise, is expressly permitted to make such election and the Participant makes the election, the Participant shall notify the Company of such election within ten (10) days of filing notice of the election with the Internal Revenue Service or other governmental authority, in addition to any filing and notification required pursuant to Section 83(b) of the Code or other applicable provision.

(l)
Payments to Persons Other Than Participants. If the Committee shall find that any person to whom any amount is payable under the Plan is unable to care for his or her affairs because of illness or accident, or is a minor, or has died, then any payment due to such person or his or her estate (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Committee so directs the Company, be paid to his or her spouse, child, relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Committee and the Company therefor.

(m)
Nonexclusivity of the Plan. Neither the adoption of this Plan by the Board nor the submission of this Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under this Plan, and such arrangements may be either applicable generally or only in specific cases.

(n)
No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate, on the one hand, and a Participant or other person or entity, on the other hand. No provision of the Plan or any Award shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Participants shall have no rights under the Plan other than as unsecured general creditors of the Company, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other employees under general law.

(o)
Reliance on Reports. Each member of the Committee and each member of the Board shall be fully justified in acting or failing to act, as the case may be, and shall not be liable for having so acted or failed to act in good faith, in reliance upon any report made by the independent public accountant of the Company and its Affiliates and/or any other information furnished in connection with the Plan by any agent of the Company or the Committee or the Board, other than himself.

(p)
Relationship to Other Benefits. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance or other benefit plan of the Company except as otherwise specifically provided in such other plan or as required by applicable law.

(q)
Governing Law. The Plan shall be governed by and construed in accordance with the internal laws of the State of Delaware applicable to contracts made and performed wholly within the State of Delaware, without giving effect to the conflict of laws provisions thereof.

(r)
Severability. If any provision of the Plan or any Award or Award agreement is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any person or entity or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be construed or deemed stricken as to such jurisdiction, person or entity or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

(s)	Obligations Binding on Successors. The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Company.

(t)	409A of the Code.

(i)
Notwithstanding any provision of the Plan to the contrary, it is intended that the provisions of this Plan comply with Section 409A of the Code, and all provisions of this Plan shall be construed and interpreted in a manner consistent with the requirements for avoiding taxes or penalties under Section 409A of the Code. Each Participant is solely responsible and liable for the satisfaction of all taxes and penalties that may be imposed on or in respect of such Participant in connection with this Plan (including any taxes and penalties under Section 409A of the Code), and neither the Company nor any Affiliate shall have any obligation to indemnify or otherwise hold such Participant (or any beneficiary) harmless from any or all of such taxes or penalties. With respect to any Award that is considered “deferred compensation” subject to Section 409A of the Code, references in the Plan to “termination of employment” (and substantially similar phrases) shall mean “separation from service” within the meaning of Section 409A of the Code. For purposes of Section 409A of the Code, each of the payments that may be made in respect of any Award granted under the Plan is designated as separate payments.

(ii)
Notwithstanding anything in the Plan to the contrary, if a Participant is a “specified employee” within the meaning of Section 409A(a)(2)(B)(i) of the Code, no payments in respect of any Awards that are “deferred compensation” subject to Section 409A of the Code and which would otherwise be payable upon the Participant’s “separation from service” (as defined in Section 409A of the Code) shall be made to such Participant prior to the date that is six months after the date of such Participant’s “separation from service” or, if earlier, the Participant’s date of death. Following any applicable six month delay, all such delayed payments will be paid in a single lump sum on the earliest date permitted under Section 409A of the Code that is also a business day.

(iii)
Unless otherwise provided by the Committee in an Award agreement or otherwise, in the event that the timing of payments in respect of any Award (that would otherwise be considered “deferred compensation” subject to Section 409A of the Code) would be accelerated upon the occurrence of (A) a Change in Control, no such acceleration shall be permitted unless the event giving rise to the Change in Control satisfies the definition of a change in the ownership or effective control of a corporation, or a change in the ownership of a substantial portion of the assets of a corporation pursuant to Section 409A of the Code and any Treasury Regulations promulgated thereunder or (B) a Disability, no such acceleration shall be permitted unless the Disability also satisfies the definition of “Disability” pursuant to Section 409A of the Code and any Treasury Regulations promulgated thereunder.

(u)
Clawback/Forfeiture. Notwithstanding anything to the contrary contained herein, an Award agreement may provide that the Committee may in its sole discretion cancel such Award if the Participant has engaged in or engages in any Detrimental Activity. The Committee may also provide in an Award agreement that if the Participant otherwise has engaged in or engages in any Detrimental Activity, the Participant will forfeit any gain realized on the vesting or exercise of such Award, and must repay the gain to the Company. The Committee may also provide in an Award agreement that if the Participant receives any amount in excess of what the Participant should have received under the terms of the Award for any reason (including, without limitation, by reason of a financial restatement, mistake in calculations or other administrative error), then the Participant shall be required to repay any such excess amount to the Company. Without limiting the foregoing, all Awards shall be subject to reduction, cancellation, forfeiture or recoupment to the extent necessary to comply with applicable law.

(v)
Expenses; Gender; Titles and Headings. The expenses of administering the Plan shall be borne by the Company and its Affiliates. Masculine pronouns and other words of masculine gender shall refer to both men and women. The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall Be required to repay any such excess amount to the Company. Without limiting the foregoing, all Awards shall be subject to reduction, cancellation, forfeiture or recoupment to the extent necessary to comply with applicable law.

MEDLEY MANAGEMENT INC.

This proxy is solicited by the Board of Directors

The undersigned stockholder of Medley Management Inc. (the "Company") acknowledges receipt of the Notice of Annual Meeting of Stockholders of the Company and related Proxy Statement and hereby appoints Brook Taube, Seth Taube and Richard T. Allorto, Jr., and each of them, and each with full power of substitution, to act as attorneys and proxies for the undersigned to vote all the shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to virtually at http:/www.viewproxy.com/mdly/2020am/VM on October 22, 2020 at 11:00 a.m., Eastern Time, and at all postponements or adjournments thereof, as indicated on this proxy.

THIS PROXY IS REVOCABLE AND, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED ON THE REVERSE SIDE. WHERE NO CHOICE IS SPECIFIED BUT THE CARD IS SIGNED, VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST FOR THE SIX NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2, 3, 4, 5, 6 AND ONE YEAR ON PROPOSAL 7, AS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AT THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

▲ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ▲

KEEP THIS PORTION FOR YOUR RECORDS.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK.

The Board of Directors recommends you vote FOR the following nominees:

1. Election of Directors (Term expires in 2021)

Nominees:	**FOR ALL**	**WITHHOLD ALL**	**FOR ALL EXCEPT**
01) Brook Taube 02) Seth Taube 03) John Dyett 04) Guy T. Rounsaville, Jr. 05) James G. Eaton	☐	☐	☐

INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark **"FOR ALL EXCEPT"** and write the number of the nominee for whom authority is being withheld on the line below.

____

DO NOT PRINT IN THIS AREA
(Shareholder Name & Address Data)

For address changes and/or comments, please check this box and write them on the back where indicated. ☐

CONTROL NUMBER

→ ☐

The Board of Directors recommends you vote FOR the following proposals:

2. Ratification of appointment of RSM US LLP as the Company's independent registered public accounting firm for the 2020 fiscal year.

☐ **FOR** ☐ **AGAINST** ☐ **ABSTAIN**

☐ **FOR** ☐ **AGAINST** ☐ **ABSTAIN**

☐ **FOR** ☐ **AGAINST** ☐ **ABSTAIN**

☐ **FOR** ☐ **AGAINST** ☐ **ABSTAIN**

☐ **FOR** ☐ **AGAINST** ☐ **ABSTAIN**

The Board of Directors recommends one year for the frequency proposal:

☐ **1 YEAR** ☐ **2 YEARS** ☐ **3 YEARS** ☐ **ABSTAIN**

Please indicate if you plan to attend this meeting ☐

____
Signature Date

____
Signature (Joint Owners) Date

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

▲ **PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.** ▲

SCAN TO
VIEW MATERIALS & VOTE ▷

CONTROL NUMBER

→ ☐

PROXY VOTING INSTRUCTIONS

Please have your control number ready when voting by Internet or Telephone

INTERNET

Submit Your Proxy on the Internet:

Go to www.AALvote.com/MDLY

Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

TELEPHONE

Submit Your Proxy by Phone:

Call 1 (866) 804-9616

Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

MAIL

Submit Your Proxy by Mail:

Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.

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